PROSPECTUS

May 1, 1999

                ML of New York Variable Life Separate Account II

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                   issued by
                     ML LIFE INSURANCE COMPANY OF NEW YORK
   Home Office: 100 Church Street, 11th Floor, New York, New York 10080-6511
                         Service Center: P.O. Box 9025
                     Springfield, Massachusetts 01102-9025
                                1414 Main Street
                     Springfield, Massachusetts 01144-1007
                             Phone: (800) 354-5333
                                offered through
               Merrill Lynch, Pierce, Fenner & Smith Incorporated

This Prospectus describes contracts which are designed at issue to meet the 7-pay test under federal tax law. Loans taken from such contracts are generally not subject to current income taxation at the time the loan is taken.

Through the first 14 days following a Contract's in force date, we will invest your initial payment in the investment division of the ML of New York Variable Life Separate Account II (the "Separate Account") investing in the Money Reserve Portfolio. Afterward, you may reallocate your investment base to any five of the investment divisions of the Separate Account. We then invest each investment division's assets in corresponding portfolios of the following:

-   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
      -  Basic Value Focus Fund
      -  Global Bond Focus Fund
      -  Global Utility Focus Fund
      -  International Equity Focus Fund
      -  Developing Capital Markets Focus Fund
      -  Special Value Focus Fund
      -  Index 500 Fund
-   MERRILL LYNCH SERIES FUND, INC.
      -  Money Reserve Portfolio
      -  Intermediate Government Bond Portfolio
      -  Long-Term Corporate Bond Portfolio
      -  High Yield Portfolio
      -  Capital Stock Portfolio
      -  Growth Stock Portfolio
      -  Multiple Strategy Portfolio
      -  Natural Resources Portfolio
      -  Global Strategy Portfolio
      -  Balanced Portfolio
-   AIM VARIABLE INSURANCE FUNDS, INC.
      -  AIM V.I. Capital Appreciation Fund
      -  AIM V.I. Value Fund
-   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
      -  Premier Growth Portfolio
-   MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-
      -  MFS Emerging Growth Series
      -  MFS Research Series
- MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES--Fourteen maturity dates ranging from February 15, 2000--February 15, 2014

Currently, you may change your investment allocation as often as you like.

We guarantee that regardless of investment results, insurance coverage will continue for the guarantee period. Each payment will extend the guarantee period. The maximum guarantee period is for the insured's life. During the guarantee period, we will terminate the Contract only if any loan debt exceeds certain contract values. After the guarantee period ends, the Contract will remain in effect as long as the net cash surrender value is sufficient to cover all charges due. While the Contract is in effect, the death benefit may vary to reflect the investment results of the investment divisions chosen, but will never be less than the face amount.

The Contract allows planned periodic payments. You may also:

     -  make additional payments subject to certain conditions
     -  change the face amount of your Contract subject to certain conditions
     -  borrow up to the loan value of your Contract
     -  redeem the Contract for its net cash surrender value
     -  make partial withdrawals

The net cash surrender value will vary with the investment results of the investment divisions chosen. We don't guarantee any minimum cash surrender value.

You may return the Contract or exchange it for a contract with benefits that don't vary with the investment results of a separate account.

PURCHASING THIS CONTRACT INVOLVES CERTAIN RISKS. INVESTMENT RESULTS CAN VARY BOTH UP AND DOWN AND CAN EVEN DECREASE THE VALUE OF PREMIUM PAYMENTS. THEREFORE, YOU COULD LOSE ALL OR PART OF THE MONEY YOU INVEST. EXCEPT FOR THE GUARANTEED DEATH BENEFIT WE PROVIDE, YOU BEAR ALL INVESTMENT RISKS. WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR FUNDS WILL PERFORM.

LIFE INSURANCE IS INTENDED TO BE A LONG TERM INVESTMENT. YOU SHOULD EVALUATE YOUR INSURANCE NEEDS AND THE CONTRACT'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING THE CONTRACT.

CURRENT PROSPECTUSES FOR THE MERRILL LYNCH SERIES FUND, INC; THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC.; THE AIM VARIABLE INSURANCE FUNDS, INC.; THE ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; THE MFS-REGISTERED TRADEMARK-VARIABLE INSURANCE TRUST-SM-; THE HOTCHKIS AND WILEY VARIABLE TRUST; THE MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.; AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                                     Page
                                                                                                   ---------
IMPORTANT TERMS..................................................................................          5
SUMMARY OF THE CONTRACT..........................................................................          6
    What the Contract Provides...................................................................          6
    Availability and Payments....................................................................          7
    The Investment Base..........................................................................          7
    The Investment Divisions.....................................................................          7
    Illustrations ...............................................................................          7
    Replacement of Existing Coverage.............................................................          7
    Right to Cancel ("Free Look" Period) or Exchange.............................................          8
    Distributions From The Contract..............................................................          8
    Fees and Charges.............................................................................          8
    Joint Insureds...............................................................................          9
FACTS ABOUT ML LIFE INSURANCE COMPANY OF NEW YORK, MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED, THE SEPARATE ACCOUNT, THE FUNDS, AND THE ZERO TRUSTS.............................          9
    ML Life Insurance Company of New York ("ML of New York").....................................          9
    Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S")................................          9
    The Separate Account.........................................................................         10
    Net Rate of Return for an Investment Division................................................         11
    Changes Within the Separate Account..........................................................         12
THE FUNDS .......................................................................................         12
    The Series Fund..............................................................................         12
    The Variable Series Funds....................................................................         13
    The AIM V.I. Funds...........................................................................         15
    The Alliance Fund............................................................................         15
    The MFS Trust................................................................................         16
    The Hotchkis and Wiley Trust.................................................................         16
    The Mercury V.I. Funds.......................................................................         17
    Special Risks of Certain Funds...............................................................         17
    The Operation of the Funds...................................................................         18
    The Zero Trusts..............................................................................         20
FACTS ABOUT THE CONTRACT.........................................................................         21
    Who May be Covered...........................................................................         21
    Payments ....................................................................................         22
    Right to Cancel ("Free Look" Period).........................................................         23
    Making Payments..............................................................................         23
    Changing the Face Amount.....................................................................         26
    Investment Base..............................................................................         28
    Charges .....................................................................................         28
    Charges Deducted from the Investment Base....................................................         29
    Charges to the Separate Account..............................................................         30
    Charges to Fund Assets.......................................................................         31
    Guarantee Period.............................................................................         32
    Net Cash Surrender Value.....................................................................         32
    Partial Withdrawals..........................................................................         33
    Loans .......................................................................................         34
    Death Benefit Proceeds.......................................................................         35
    Payment of Death Benefit Proceeds............................................................         36
    Dollar Cost Averaging........................................................................         36

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
    Right to Exchange Contract...................................................................         37
    Income Plans.................................................................................         38
    Reports to Contract Owners...................................................................         38
MORE ABOUT THE CONTRACT..........................................................................         39
    Using the Contract...........................................................................         39
    Some Administrative Procedures...............................................................         41
    Other Contract Provisions....................................................................         41
    Group or Sponsored Arrangements..............................................................         42
    Unisex Legal Considerations..................................................................         43
    Selling the Contracts........................................................................         43
    Tax Considerations...........................................................................         44
    Our Income Taxes.............................................................................         47
    Reinsurance .................................................................................         47
ILLUSTRATIONS....................................................................................         48
JOINT INSUREDS...................................................................................         56
    Availability and Payments....................................................................         56
    Who May be Covered...........................................................................         56
    Initial Payment..............................................................................         56
    Making Additional Payments...................................................................         56
    Changing the Face Amount.....................................................................         57
    Charges Deducted from the Investment Base....................................................         57
    Guarantee Period.............................................................................         57
    Net Cash Surrender Value.....................................................................         57
    Partial Withdrawals..........................................................................         57
    Death Benefit Proceeds.......................................................................         57
    Payment of Death Benefit Proceeds............................................................         58
    Right to Exchange Contract...................................................................         58
    Using the Contract...........................................................................         58
    Other Contract Provisions....................................................................         58
    Income Plans.................................................................................         59
MORE ABOUT ML LIFE INSURANCE COMPANY OF NEW YORK.................................................         60
    Directors and Executive Officers.............................................................         60
    Services Arrangement.........................................................................         61
    State Regulation.............................................................................         61
    Year 2000 ...................................................................................         61
    Legal Proceedings............................................................................         62
    Experts .....................................................................................         62
    Legal Matters................................................................................         62
    Registration Statements......................................................................         62
    Financial Statements.........................................................................         62
    Financial Statements of ML of New York Variable Life Separate Account II.....................        S-1
    Financial Statements of ML Life Insurance Company of New York................................        G-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                IMPORTANT TERMS

ATTAINED AGE: is the issue age of the insured plus the number of full years since the contract date.

CASH SURRENDER VALUE: is equal to the investment base less the balance of any deferred contract load we have not yet deducted and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted, plus any loan debt.

CONTRACT ANNIVERSARY: is the same date of each year as the contract date.

CONTRACT DATE: is used to determine processing dates, contract years and contract anniversaries. It is usually the next business day following the receipt of the initial payment at the Service Center. It is also referred to as the policy date.

FACE AMOUNT: is the minimum death benefit as long as the Contract remains in force. You can change the face amount; it may increase as a result of an additional payment; or it may decrease as a result of a partial withdrawal.

FIXED BASE: On the contract date, the fixed base equals the cash surrender value. From then on, the fixed base is calculated like the cash surrender value except that the calculation reflects net premiums, uses 4% interest instead of the net rate of return, and substitutes the guaranteed maximum cost of insurance rates for the current rates. In addition, the fixed base is calculated without taking into account loans or repayments. The fixed base is equivalent to the cash surrender value for a comparable fixed benefit contract with the same face amount and guarantee period. After the guarantee period, the fixed base is zero. We use the fixed base to limit the mortality cost deduction and our right to cancel the Contract during the guarantee period.

GUARANTEE PERIOD: is the time that the Contract is guaranteed to remain in force regardless of investment experience, unless loan debt exceeds certain contract values. It is the period that a comparable fixed life insurance contract (with the same face amount, payments made, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

IN FORCE DATE: is the date when the underwriting process is complete, the initial payment is received and outstanding contract amendments (if any) are received at the Service Center.

INVESTMENT BASE: is the amount available under a Contract for investment in the Separate Account at any time.

ISSUE AGE: is the insured's age as of his or her birthday nearest the contract date.

LOAN DEBT: is the sum of all outstanding loans on a Contract plus accrued interest.

MONTHIVERSARY: is the same day each month as the contract date.

NET AMOUNT AT RISK: is the excess of the death benefit over the cash surrender value.

NET CASH SURRENDER VALUE: is equal to cash surrender value less any loan debt.

NET SINGLE PREMIUM FACTOR: is used to determine the amount of death benefit purchased by $1.00 of cash surrender value. We use this factor in the calculation of the variable insurance amount to make sure that the Contract always meets the guidelines of what constitutes a life insurance contract under the Internal Revenue Code (IRC).

PROCESSING DATES: are the contract date and the first day of each contract quarter thereafter. Processing dates after the contract date are the days when we deduct charges from the investment base.

PROCESSING PERIOD: is the period between consecutive processing dates.

VARIABLE INSURANCE AMOUNT: is computed daily by multiplying the cash surrender value by the net single premium factor.

                            SUMMARY OF THE CONTRACT
                      -----------------------------------

WHAT THE CONTRACT PROVIDES

The Contract offers a choice of investments and an opportunity for the Contract's investment base, net cash surrender value and death benefit to grow based on investment results.

We don't guarantee that contract values will increase. Depending on the investment results of the investment divisions you select, the investment base, net cash surrender value and death benefit may go up or down on any day. You bear the investment risk for any amount allocated to an investment division.

DEATH BENEFIT. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases depending on the investment results of the investment divisions you select. Therefore, the death benefit may go up or down, depending on investment performance. However, it will never drop below the face amount. We will reduce the death benefit by any loan debt.

TAX BENEFITS AND TAX CONSIDERATIONS. We believe the Contract generally provides the minimum death benefit required under federal tax law. By satisfying this requirement, the Contract provides two important tax benefits:

   1) Its death benefit is generally not subject to income tax;
   2) Any increases in the Contract's cash surrender value are not taxable until distributed from the Contract. (However, withdrawals from, or a full surrender of, the Contract may be subject to tax.)

      Since the Contract is designed to meet the 7-pay test at issue, loans from the Contract are generally not taxable at the time they are taken. (However, if the Contract terminates for any reason before the insured's death, adverse tax consequences may result if you have loan debt. See "Tax Considerations.")

GUARANTEE PERIOD. Generally, during the guarantee period, we guarantee the Contract will remain in effect and provide the death benefit regardless of investment performance unless loan debt exceeds certain contract values. The face amount selected and the amount of the initial payment determine the initial guarantee period. Each subsequent payment will extend the guarantee period. The maximum guarantee period is for the insured's life. Certain contract transactions may affect the guarantee period.

You should purchase the Contract for its death benefit. You may use the Contract's net cash surrender value, as well as its death benefit, to provide proceeds for various individual and business planning purposes. However, loans and partial withdrawals will affect the net cash surrender value and death benefit proceeds, and may cause the Contract to terminate. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract in connection with a specialized purpose, you should consider whether the long-term nature of the Contract, its investment risks, and the potential impact of any contemplated loans and partial withdrawals, are consistent with the purposes you may be considering. Moreover, using a Contract for a specialized purpose may have tax consequences. (See "Tax Considerations".)

AVAILABILITY AND PAYMENTS

We will issue a Contract for an insured up to age 75 (or up to age 80 for joint insureds). We will consider issuing Contracts for insureds above age 75 on an individual basis. Since we designed the Contract to comply with the 7-pay test under federal tax law, you must elect a periodic payment plan providing for payments for at least seven years when you apply for the Contract. We will modify the payment plan, if necessary, to ensure that it does comply with the 7-pay test. The minimum initial payment is $4,000. For a discussion of the 7-pay test, see "Tax Considerations".

You may prepay periodic payments through a single payment by adding a Single Premium Immediate Annuity Rider ("SPIAR") to fund the Contract. We do not allocate the amount applied to purchase the SPIAR to the Separate Account and we don't consider it a payment to the Contract. (See "Payments Under a Combination Periodic Payment Plan".) Pledging, assigning or gifting a Contract with a SPIAR may have tax consequences to the contract owner. (See "Tax Considerations".)

We will not accept an initial payment that provides a guarantee period of less than one year.

Subject to certain conditions, you may make additional unplanned payments (See "Making Additional Payments.")

THE INVESTMENT BASE

A Contract's investment base is the amount available for investment at any time. On the contract date (usually the next business day after our Service Center receives your initial payment), the investment base is equal to the initial payment. Afterwards, it varies daily based on the investment performance of your selected investment divisions. You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Contract by allocating the investment base to two or more investment divisions.

THE INVESTMENT DIVISIONS

Payments are invested in investment divisions of the Separate Account. Generally, through the first 14 days following the in force date, the initial payment will be invested only in the investment division of the Separate Account investing in the Money Reserve Portfolio. Afterwards, the investment base is reallocated to up to five of the investment divisions. (See "Changing the Allocation".)

ILLUSTRATIONS

We base illustrations in this Prospectus and illustrations used in connection with the purchase of the Contract on hypothetical investment rates of return. We don't guarantee these rates. They are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance contract as a replacement for existing coverage. Before you buy a Contract, ask your Merrill Lynch Financial Consultant if changing, or adding to, current insurance coverage would be advantageous. Don't base your decision to replace existing coverage solely on a comparison of contract illustrations.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE

Once you receive the Contract, review it carefully to make sure it is what you want. You may return a Contract for a refund within ten days after you receive it. If you return the Contract during the "free look" period, we will refund the payment without interest.

You may also exchange your Contract at any time for a contract with benefits that do not vary with the investment results of a separate account.

DISTRIBUTIONS FROM THE CONTRACT

PARTIAL WITHDRAWALS. Beginning in Contract year 16, within certain limits you may make withdrawals of your Contract's net cash surrender value. (See "Partial Withdrawals".) Making a partial withdrawal may have tax consequences. (See "Tax Considerations".)

SURRENDERS. You may surrender your Contract at any time and receive the net cash surrender value. The net cash surrender value equals the investment base minus:

     -  The balance of any deferred contract loading not yet deducted; and
     -  Other contract charges not yet deducted.

Surrendering your Contract may have tax consequences. (See "Tax
Considerations".)

LOANS. You may borrow money from us, using your Contract as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Contract and from any death benefit payable. Loan interest of 6% accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS CAPITALIZED AND ADDED TO THE OUTSTANDING LOAN AMOUNT. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Contract to lapse. If the Contract lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences. (See "Loans" and "Tax Considerations--Tax Treatment of Loans and Other Distributions".)

FEES AND CHARGES

INVESTMENT BASE CHARGES. We invest the entire amount of all premium payments in the Separate Account. We then deduct certain charges from your investment base on processing dates. These charges are:

     - DEFERRED CONTRACT LOAD equal to 9% of each payment. It consists of a sales load of 5%, a charge for federal taxes of 2% and a state and local premium tax charge of 2%. For joint insureds the deferred contract load equals 11% of each payment and consists of a sales load of 7%, a charge for federal taxes of 2% and a state and local premium tax charge of 2%. We deduct the deferred contract load in equal installments of .90% (1.1% for joint insureds) of each payment. We make this deduction on the ten Contract anniversaries following the date we receive and accept the payment. However, in determining a Contract's net cash surrender value, we subtract the balance of the deferred contract load not yet deducted.
     - MORTALITY COST--on all quarterly processing dates after the contract date, we deduct a cost for the life insurance coverage we provide (see "Mortality Cost"); and
     - NET LOAN COST--on each Contract anniversary, if there has been any loan debt during the prior year, we deduct a net loan cost. It equals a maximum of 2.0% of the loan debt per year (see "Charges Deducted From the Investment Base" and "Net Loan Cost").

SEPARATE ACCOUNT CHARGES. We deduct certain charges daily from the investment results of the investment divisions in the Separate Account. These charges are:

     - a MORTALITY AND EXPENSE RISK CHARGE deducted from all investment divisions. It is equivalent to .90% annually at the beginning of the year; and
     - a TRUST CHARGE deducted from only those investment divisions investing in the Zero Trusts. It is currently equivalent to .34% annually at the beginning of the year. It will never exceed .50% annually.

ADVISORY FEES AND FUND EXPENSES. The portfolios in the Funds pay monthly advisory fees and other expenses. (See "Charges to Fund Assets".)

OTHER CHARGES. If you prepay periodic payments by purchasing a SPIAR, we will deduct 5% of the single payment as a charge for the rider and any applicable premium taxes. (See "Payments Under a Combination Periodic Payment Plan".)

JOINT INSUREDS

The Contract can provide coverage on the lives of two insureds with a death benefit payable upon the death of the last surviving insured. Most of the discussions in this Prospectus referencing a single insured may also be read as though the single insured were the two insureds under a joint Contract. Those discussions which are different for joint insureds are noted. (See "Joint Insureds.")

THIS SUMMARY PROVIDES ONLY A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. THIS PROSPECTUS AND THE CONTRACT PROVIDE FURTHER DETAIL. YOU SHOULD RETAIN THE CONTRACT TOGETHER WITH ITS ATTACHED APPLICATIONS, MEDICAL EXAM(S), AMENDMENTS, RIDERS, AND ENDORSEMENTS. THESE ARE THE ENTIRE AGREEMENT BETWEEN YOU AND US.

FOR THE DEFINITIONS OF SOME IMPORTANT TERMS USED IN THIS PROSPECTUS, SEE "IMPORTANT TERMS."

               FACTS ABOUT ML LIFE INSURANCE COMPANY OF NEW YORK,
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
              THE SEPARATE ACCOUNT, THE FUNDS, AND THE ZERO TRUSTS

ML LIFE INSURANCE COMPANY OF NEW YORK ("ML OF NEW YORK")

ML of New York ("we or us") is a stock life insurance company organized under the laws of the State of New York on November 28, 1973. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. We are authorized to sell life insurance and annuities in 9 states. We are also authorized to sell variable life insurance and variable annuities in most of those jurisdictions.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S")

MLPF&S provides a world-wide broad range of securities brokerage and investment banking services. It provides marketing services for us and is the principal underwriter of the Contracts issued through the Separate Account. We retain MLPF&S to provide services relating to the Contracts under a distribution agreement. (See "Selling the Contracts".)

                             CMA ACCOUNT REPORTING

       If you have a Merrill Lynch Cash Management
       Account-Registered Trademark-,* you may elect to have your Contract linked electronically to your CMA account. We call this the CMA Insurance Service. With this service, you will have certain Contract information included as part of your regular monthly CMA account statement. It will list the investment base allocation, death benefit, net cash surrender value, loan debt and any CMA account activity affecting the Contract during the month.

*Cash Management Account and CMA are registered trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

THE SEPARATE ACCOUNT

We established the Separate Account, a separate investment account, on December 4, 1991. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the federal securities laws. We use the Separate Account to support the Contract as well as other variable life insurance contracts we issue. The Separate Account is also governed by the laws of the State of New York, our state of domicile.

We own all of the assets in the Separate Account. We keep the Separate Account's assets apart from our general account and any other separate accounts we may have. New York insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account's assets exceed the required reserves and other Contract liabilities we may transfer the excess to our general account.

There are currently 36 investment divisions in the Separate Account.

     - Seven invest in Class A shares of a specific portfolio of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds").
     - Ten invest in shares of a specific portfolio of the Merrill Lynch Series Fund, Inc. (the "Series Fund").
     - Two invest in shares of a specific portfolio of the AIM Variable Insurance Funds, Inc. (the "AIM V.I. Funds").
     - One invests in shares of a specific portfolio of the Alliance Variable Products Series Fund, Inc. (the "Alliance Fund").
     - Two invest in shares of a specific portfolio of the MFS Variable Insurance Trust (the "MFS Trust").
     - Fourteen invest in specific units of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Zero Trusts").

On or about July 22, 1999, six additional investment divisions become available in the Separate Account.

     - Two invest in Class A shares of a specific portfolio of the Variable Series Funds.
     -  One invests in shares of an additional portfolio of the Alliance Fund.
     - One invests in shares of a portfolio of the Hotchkis and Wiley Variable Trust (the "Hotchkis and Wiley Trust").
     - One invests in Class A shares of a portfolio of the Mercury Asset Management V.I. Funds, Inc. (the "Mercury V.I. Funds").
     -  One invests in units of the Zero Trust maturing on February 15, 2019.

On or about July 22, 1999, two investment divisions previously available under the Separate Account (the International Equity Focus Fund and the Global Bond Focus Fund) close to allocations of premiums and investment base.

For more information, see "The Funds" below. You'll find complete information about the Funds and the Zero Trusts, including the risks associated with each portfolio in the accompanying prospectuses. They should be read along with this Prospectus.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisor or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds available only through the Contract have names similar to funds not available through the Contract. The performance of any fund not available through the Contract is not indicative of performance of the similarly named fund available through the Contract.

NET RATE OF RETURN FOR AN INVESTMENT DIVISION

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports we furnish to you). When we allocate your payments or investment base to an investment division, we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When we transfer or deduct amounts out of an investment division, we redeem units in a similar manner. A valuation period is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange is open or there's enough trading in portfolio securities to materially affect the unit value of an investment division.

For each investment division, the separate account index was initially set at $10.00. The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period. We determine the net rate of return of an investment division at the end of each valuation period. The net rate of return reflects the investment performance of the investment division for the valuation period and the charges to the Separate Account.

For investment divisions investing in the Funds, shares are valued at net asset value and reflect reinvestment of any dividends or capital gains distributions declared by the Funds.

For investment divisions investing in the Zero Trusts, units of each Zero Trust are valued at the sponsor's repurchase price, as explained in the prospectus for the Zero Trusts.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may make available additional investment divisions. We also have the right to eliminate investment divisions from the Separate Account, to combine two or more investment divisions, or to substitute a new portfolio for the portfolio in which an investment division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would get prior approval from the New York State Insurance Department and the Securities and Exchange Commission and any other required approvals before making such a substitution.

Subject to any required regulatory approvals, we reserve the right to transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, we also reserve the right to:

     -  deregister the Separate Account under the Investment Company Act of
        1940;
     - operate the Separate Account as a management company under the Investment Company Act of 1940;
     - restrict or eliminate any voting rights of contract owners, or other persons who have voting rights as to the Separate Account; and
     -  combine the Separate Account with other separate accounts.

                                   THE FUNDS

Below we list the funds in which the investment divisions invest. There is no guarantee that any fund or portfolio will be able to meet its investment objective.

THE SERIES FUND

The Series Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Merrill Lynch Asset Management, L.P. ("MLAM"). All of its ten mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the Series Fund portfolios are described below.

MONEY RESERVE PORTFOLIO seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio will invest in such securities with a maximum maturity of 15 years.

LONG-TERM CORPORATE BOND PORTFOLIO primarily seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk. In addition, the Portfolio seeks the preservation of capital. In seeking to achieve these objectives, under normal circumstances the Portfolio invests at least 80% of the value of its total assets in debt securities that have a rating within the three highest grades of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").

HIGH YIELD PORTFOLIO primarily seeks as high a level of current income as is believed to be consistent with prudent management. Secondarily, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed-income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as "junk bonds").

CAPITAL STOCK PORTFOLIO seeks long-term growth of capital and income, plus moderate current income. It generally invests in equity securities considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.

GROWTH STOCK PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies considered to have special investment value.

MULTIPLE STRATEGY PORTFOLIO seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.

NATURAL RESOURCES PORTFOLIO seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

GLOBAL STRATEGY PORTFOLIO seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

BALANCED PORTFOLIO seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed-income and equity securities.

MLAM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets".)

THE VARIABLE SERIES FUNDS

The Variable Series Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is MLAM. Class A shares of seven of its portfolios are currently available through the Separate Account. Class A shares of two additional portfolios become available on or about July 22, 1999. The investment objectives and certain investment policies of these Variable Series Funds portfolios are described below.

BASIC VALUE FOCUS FUND seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.

GLOBAL BOND FOCUS FUND (FORMERLY THE WORLD INCOME FOCUS FUND) seeks to provide high total investment return by investing in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units. The Fund will invest in fixed-income securities that have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that MLAM has determined to be of similar creditworthiness.

The investment division corresponding to this Fund closes to allocations of premiums and investment base on or about July 22, 1999.

GLOBAL UTILITY FOCUS FUND seeks both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of MLAM, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

INTERNATIONAL EQUITY FOCUS FUND seeks capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities and at least 65% of the Fund's total assets will be invested in the securities of issuers from at least three different foreign countries.

The investment division corresponding to this Fund closes to allocations of premiums and investment base on or about July 22, 1999.

DEVELOPING CAPITAL MARKETS FOCUS FUND seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.

SPECIAL VALUE FOCUS FUND (FORMERLY THE EQUITY GROWTH FUND) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Variable Series Funds believes have special investment value, and of emerging growth companies regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in the selection of securities.

INDEX 500 FUND seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

CAPITAL FOCUS FUND seeks to achieve the highest total investment return consistent with prudent risk. To do this, management of the Fund uses a flexible "fully managed" investment policy that shifts the emphasis among equity, debt (including money market), and convertible securities.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

GLOBAL GROWTH FOCUS FUND seeks long-term growth of capital. The Fund invests in a diversified portfolio of equity securities of issuers located in various countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets".)

THE AIM V.I. FUNDS

The AIM V.I. Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is A I M Advisors, Inc. ("AIM"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the two available AIM V.I. Funds portfolios are described below.

AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital through investment in common stocks, with emphasis on medium and small-sized growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. VALUE FUND seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to AIM's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, has served as an investment adviser since its organization in 1976. Today, AIM together with its subsidiaries, advises or manages over 110 investment portfolios, including the Funds, encompassing a broad range of investment objectives. The AIM Variable Insurance Funds Inc., as part of its operating expenses, pays an investment advisory fee to AIM. (See "Charges to Fund Assets".)

THE ALLIANCE FUND

The Alliance Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Alliance Capital Management L.P. ("Alliance"). One of its mutual fund portfolios is currently available through the Separate Account. One additional portfolio becomes available on or about July 22, 1999. The investment objectives of these Alliance Fund portfolios are described below.

PREMIER GROWTH PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. This Fund is therefore not intended for contract owners whose principal objective is assured income and conservation of capital.

QUASAR PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. The Fund invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation, and invests only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and is not intended for contract owners who want assured income or preservation of capital.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. The Alliance Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See "Charges to Fund Assets".)

THE MFS TRUST

The MFS Trust is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Massachusetts Financial Services Company ("MFS"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the available MFS Trust portfolios are described below.

MFS EMERGING GROWTH SERIES will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

MFS RESEARCH SERIES will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.) Financial Service Holdings, Inc., which, in turn, is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See "Charges to Fund Assets".)

THE HOTCHKIS AND WILEY TRUST

The Hotchkis and Wiley Trust is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Hotchkis and Wiley. One of its mutual fund portfolios becomes available through the Separate Account on or about July 22, 1999. The investment objective of this Hotchkis and Wiley Trust portfolio is described below.

HOTCHKIS AND WILEY INTERNATIONAL VIP PORTFOLIO seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. Ordinarily, the Fund invests in stocks of companies located in the developed foreign markets and invests at least 80% of its total assets in stocks that pay dividends. It also may invest in stocks that don't pay dividends or interest, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential. In investing the Fund, Hotchkis and Wiley follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

     -  low price-to-earnings ratio relative to the market
     -  high dividend yield relative to the market
     -  low price-to-book value ratio relative to the market
     -  financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries. The value discipline sometimes prevents investments in stocks that are in well-known indexes, like the S&P 500 or similar foreign indexes.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Hotchkis and Wiley, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017-5400, is a division of MLAM. The Hotchkis and Wiley Trust, as part of its operating expenses, pays an investment advisory fee to Hotchkis and Wiley. (See "Charges to Fund Assets".)

THE MERCURY V.I. FUNDS

The Mercury V.I. Funds is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Mercury Asset Management International Ltd. Class A shares of one of its mutual fund portfolios becomes available through the Separate Account on or about July 22, 1999. The investment objective of the Mercury V.I. U.S. Large Cap Fund is described below.

MERCURY V.I. US. LARGE CAP FUND'S main goal is long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies (which are companies whose market capitalization is at least $5 billion) located in the U.S. that Fund management believes are undervalued or have good prospects for earnings growth. The Fund may also invest up to 10% of its assets in stocks of companies located in Canada.

The investment division corresponding to this Fund becomes available for allocations of premium payments and investment base on or about July 22, 1999.

Mercury Asset Management International Ltd. is located at 33 King William Street, London EC4R 9AS, England. Its intermediate parent is Mercury Asset Management Group Ltd. a London-based holding company. The ultimate parent of Mercury Asset Management Group Ltd. is Merrill Lynch & Co., Inc. The Mercury V.I. U.S. Large Cap Fund, as part of its operating expenses, pays an investment advisory fee to Mercury Asset Management International Ltd. (See "Charges to Fund Assets".)

SPECIAL RISKS OF CERTAIN FUNDS

Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund and the Developing Capital Markets Focus and International Equity Focus Funds of the Variable Series Funds expect to invest, entails relatively greater risk of loss of income or principal. The Developing Capital Markets Focus Fund of the Variable Series Funds has no established rating criteria for the debt securities in which it may invest and will rely on MLAM's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize risk, these portfolios will diversify holdings among many issuers. However, there can be no assurance that diversification will protect these portfolios from widespread defaults during periods of sustained economic downturn.

Because a substantial portion of the Global Growth Focus Fund's assets may be invested on an international basis, you should be aware of certain risks, such as fluctuations in foreign exchange rates, future political and economic developments, different legal systems, and the possible imposition of exchange controls or other foreign government laws or restrictions. An investment in the Fund may be appropriate only for long-term investors who can assume the risk of loss of principal, and do not seek current income.

In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that the Contracts' federal tax status will not be adversely affected as a result.

For the MFS Emerging Growth Series, the nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium-sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Emerging Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

For the Hotchkis and Wiley International VIP Portfolio, investing in emerging market and other foreign securities involves certain risk considerations not typically associated with investing in securities of U.S. issuers, including currency devaluations and other currency exchange rate fluctuations, political uncertainty and instability, more substantial government involvement in the economy, higher rates of inflation, less government supervision and regulation of the securities markets and participants in those markets, controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars, greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets, absence of uniform accounting and auditing standards, generally higher commission expenses, delay in settlement of securities transactions, and greater difficulty in enforcing shareholder rights and remedies.

Investment in these portfolios entails relatively greater risk of loss of income or principal. In addition, as described in the accompanying prospectus for the portfolios, many portfolios should be considered a long-term investment and a vehicle for diversification, and not as a balanced investment program. It may not be appropriate to allocate all payments and investment base to a single investment division.

THE OPERATION OF THE FUNDS

BUYING AND REDEEMING SHARES. The Funds sell and redeem their shares at net asset value. Any dividend or capital gain distribution will be reinvested at net asset value in shares of the same portfolio.

VOTING RIGHTS. We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds' shareholder meetings. However, we will vote all Fund shares attributable to Contracts according to instructions we receive from contract owners. We will vote shares attributable to Contracts for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Contracts in the same proportion as shares in the respective divisions for which we received instructions. We may vote Fund shares in our own right if any federal securities laws or regulations, or their present interpretation, change to permit us to do so.

We determine the number of shares attributable to you by dividing your Contract's investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.

Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory contract.

We may also disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:

     -  contrary to state law;
     -  prohibited by state regulatory authorities; or
     - decided by management that the change would result in overly speculative or unsound investments.

If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

RESOLVING MATERIAL CONFLICTS. Shares of the Series Fund are available for investment by us, Merrill Lynch Life Insurance Company (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.) and Monarch Life Insurance Company (an insurance company not affiliated with us or Merrill Lynch & Co., Inc.). Shares of the Variable Series Funds, the AIM V.I. Funds, the Alliance Fund, the MFS Trust, and the Hotchkis and Wiley Trust are sold to separate accounts of ours, Merrill Lynch Life Insurance Company, and insurance companies not affiliated with us or Merrill Lynch & Co., Inc. to fund benefits under variable life insurance and variable annuity contracts, and may be sold to certain qualified plans. Shares of the Mercury V.I. Funds are sold to separate accounts of ours, Merrill Lynch Life Insurance Company, and may in the future be sold to insurance companies not affiliated with us or Merrill Lynch & Co., Inc. to fund benefits under variable life insurance and variable annuity contracts, and may be sold to certain qualified plans.

It is possible that differences might arise between our Separate Account and one or more of the other separate accounts which invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts." Such a "material conflict" could also arise due to changes in the law (such as state insurance law or federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our contract owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio for a portfolio in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.

ADMINISTRATIVE SERVICE ARRANGEMENTS. AIM has entered into an agreement with us for administrative services for the AIM V.I. Funds in connection with the Contracts. Under this agreement, AIM compensates us in an amount equal to a percentage of the average net assets of the AIM V.I. Funds attributable to the Contracts.

Alliance Fund Distributors, Inc. ("AFD"), an affiliate of Alliance, has entered into an agreement with us for administrative services for the Alliance Fund in connection with the Contracts. Under this agreement, AFD compensates us in an amount equal to a percentage of the average net assets of the Alliance Fund attributable to the Contracts.

MFS has entered into an agreement with MLIG for administrative services for the MFS Trust in connection with the Contracts and certain contracts issued by Merrill Lynch Life Insurance Company. Under this agreement, MFS pays compensation to MLIG in an amount equal to a percentage of the average net assets of the MFS Trust attributable to such contracts.

THE ZERO TRUSTS

The Zero Trusts are intended to provide safety of capital and a competitive yield to maturity. The Zero Trusts purchase at a deep discount U.S. Government-backed investments which make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Zero Trust units before maturity varies more than it would if the Zero Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Zero Trust portfolios consist mainly of:

     - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;
     -  coupons stripped from U.S. debt obligations; and
     - receipts and certificates for such stripped debt obligations and coupons.

The Zero Trusts currently available are shown below:

                                                                                    TARGETED RATE OF RETURN TO
                                                                                            MATURITY AS
ZERO TRUST                                                      MATURITY DATE            OF APRIL 9, 1999
---------------------------------------------------------  -----------------------  ---------------------------
  2000...................................................  February 15, 2000                     3.15%
  2001...................................................  February 15, 2001                     3.37%
  2002...................................................  February 15, 2002                     3.65%
  2003...................................................  August 15, 2003                       3.71%
  2004...................................................  February 15, 2004                     3.82%
  2005...................................................  February 15, 2005                     3.72%
  2006...................................................  February 15, 2006                     3.55%
  2007...................................................  February 15, 2007                     3.72%
  2008...................................................  February 15, 2008                     4.08%
  2009...................................................  February 15, 2009                     4.14%
  2010...................................................  February 15, 2010                     4.31%
  2011...................................................  February 15, 2011                     4.29%
  2013...................................................  February 15, 2013                     4.45%
  2014...................................................  February 15, 2014                     4.58%

An additional Zero Trust maturing on February 15, 2019 becomes available for allocations of premium payments and investment base on or about July 22, 1999.

MLPF&S, a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Zero Trusts. The sponsor will sell units of the Zero Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Zero Trusts. (See "Charges to Divisions Investing in the Zero Trusts".)

TARGETED RATE OF RETURN TO MATURITY. Because the underlying securities in the Zero Trusts will grow to their face value on the maturity date, it is possible to estimate a compound rate of return to maturity for the Zero Trust units. But because the units are held in the Separate Account, the asset charge and the trust charge (described in "Charges to the Separate Account") must be taken into account in estimating a net rate of return for the Separate Account. The net rate of return to maturity for the Separate Account depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Contract on that date, since it does not reflect the charges for deferred contract load, mortality costs and any net loan cost deducted from a Contract's investment base (described in "Charges Deducted from the Investment Base").

Since the value of the Zero Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Zero Trust units and the net rate of return to maturity for the Separate Account will vary correspondingly.

                            FACTS ABOUT THE CONTRACT

WHO MAY BE COVERED

You may apply for a Contract for an insured up to issue age 75. We will consider issuing Contracts for insureds above age 75 on an individual basis. The insured's issue age is his or her age as of the birthday nearest the contract date. Before we'll issue a Contract, the insured must meet our medical and other underwriting and insurability requirements.

We use two methods of underwriting:

     -  simplified underwriting, with no physical exam; and
     -  para-medical or medical underwriting with a physical exam.

Simplified underwriting is not available for insureds under age 35. The initial payment plus the planned periodic payments elected and the age and sex of the insured determine whether we'll do underwriting on a simplified or medical basis. The maximum initial payment where a periodic payment plan is selected, or the maximum initial payment plus the SPIAR payment where a combination periodic plan is selected, that we will underwrite on a simplified basis is set out in the charts below. (For more information on the SPIAR see "Payments Under a Combination Periodic Payment Plan" below.)

             PERIODIC PLAN                    COMBINATION PERIODIC PLAN (SPIAR)
---------------------------------------  --------------------------------------------
                              MAXIMUM                                 MAXIMUM INITIAL
                              INITIAL                                  PAYMENT PLUS
            AGE               PAYMENT                AGE               SPIAR PAYMENT
---------------------------  ----------  ---------------------------  ---------------
                                         0-29.......................    $    20,000
35-39......................  $    4,000  30-39......................         25,000
40-49......................       5,000  40-49......................         35,000
50-59......................       7,500  50-59......................         55,000
60-75......................      10,000  60-75......................         75,000

However, if the face amount is above the minimum face amount required for an initial payment (see "Selecting the Initial Face Amount" below), we will also take "the net amount at risk" into account in determining the method of underwriting. The net amount at risk is the death benefit minus the cash surrender value.

We assign insureds to underwriting classes in calculating mortality cost deductions. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Contracts either in the standard or non-smoker underwriting class. We may also issue Contracts on insureds in a "substandard" underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Mortality Cost".

For joint insureds, see "Joint Insureds".

PAYMENTS

To purchase a Contract you must complete an application and make a payment. You select a periodic payment plan and the initial face amount at that time. The amount of the initial payment depends in part on the periodic payment plan you've selected. We won't, however, accept an initial payment for a specified face amount that will provide a guarantee period of less than one year. You may make additional payments. (See "Making Additional Payments".)

COVERAGE. Insurance coverage generally begins on the contract date. This is usually the next business day following receipt of the initial payment at our Service Center. Prior to the contract date, we may provide temporary life insurance coverage under a temporary insurance agreement. Under our underwriting rules, temporary life insurance coverage may not exceed $250,000 and may not last more than 60 days.

BACKDATING. As provided for under state insurance law, you may backdate the Contract to preserve the insured's age. However, you can't backdate more than six months before the date the application was completed. We deduct cost of insurance charges for the backdated period on the first processing date after the contract date.

For joint insureds, see "Joint Insureds".

SELECTING A PERIODIC PAYMENT PLAN. When you select a periodic payment plan in the application, you must specify the amount, duration and frequency of planned payments. However, the minimum duration is seven contract years, the minimum amount of planned payments is $4,000 per contract year, the amounts selected must be level, and, in each contract year under the plan, the amount of planned payments selected must equal the initial payment. In addition, the plan must comply with the 7-pay test. We will modify the periodic payment plan selected, if necessary, to ensure compliance with the 7-pay test. Once we approve the plan, you may make any planned payment without providing additional evidence of insurability unless the payment increases the face amount. (See "Planned Payments" below.)

SELECTING THE INITIAL FACE AMOUNT. You can specify the initial face amount, within limits. The minimum initial face amount is the amount that would satisfy the 7-pay test or, if greater, the face amount that would provide a guarantee period for the insured's entire life assuming all planned payments for a contract year are paid as of the first day of the contract year. (See "Initial Guarantee Period" below.) IF YOU MAKE PLANNED PAYMENTS FOR A PERIOD SHORTER THAN THE FIRST NINE CONTRACT YEARS (OR THE FIRST TEN CONTRACT YEARS IF THE ISSUE AGE OF THE INSURED IS 71 OR OLDER), THE INSURED WILL NOT HAVE A GUARANTEE PERIOD FOR HIS OR HER ENTIRE LIFE AT THE END OF THE PERIODIC PAYMENT PLAN, ASSUMING ALL PAYMENTS ARE MADE AS PLANNED. The maximum face amount you may specify is the amount which will provide the minimum guarantee period. In New York, this is one year. The initial face amount and initial payment determine the initial guarantee period. If the initial face amount is more than the minimum, the initial guarantee period will be shorter.

INITIAL GUARANTEE PERIOD. We determine the initial guarantee period for a Contract based on the initial payment and face amount. It will not take the planned payments into account. Instead, the guarantee period will be adjusted as you make each payment. THE GUARANTEE PERIOD IS THE PERIOD OF TIME WE GUARANTEE THAT THE CONTRACT WILL REMAIN IN FORCE REGARDLESS OF INVESTMENT EXPERIENCE UNLESS LOAN DEBT EXCEEDS CERTAIN CONTRACT VALUES. We base the guarantee period on the guaranteed maximum cost of insurance rates in the Contract, the deferred contract load and a 4% interest assumption. This means that for a given initial payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

RIGHT TO CANCEL ("FREE LOOK" PERIOD)

You may cancel your Contract during the "free look" period by returning it for a refund. The "free look" period ends 10 days after you receive the Contract. To cancel the Contract during the "free look" period, you must mail or deliver the Contract to our Service Center or to the Financial Consultant who sold it. We will refund your payment without interest. We may require you to wait six months before applying for another contract.

MAKING PAYMENTS

After the end of the "free look" period, you may make payments under a periodic plan. You may also make unplanned payments.

PAYMENTS UNDER A PERIODIC PLAN. Planned periodic payments are subject to our rules. Failure to pay planned payments will not necessarily cause a Contract to lapse. Conversely, unless the guarantee period is in effect, PAYING ALL PLANNED PAYMENTS ON A TIMELY BASIS WILL NOT NECESSARILY PREVENT A CONTRACT FROM LAPSING. Failure to make a planned payment will, however, affect the guarantee period. In addition, if you make a planned payment before the date specified for payment, you may affect your Contract's compliance with the 7-pay test. (See "Tax Considerations") After the end of the guarantee period, we may cancel a Contract if the net cash surrender value on a processing date is negative. (See "Guarantee Period".)

You may elect another periodic payment plan at a date later than in the application. The amount and duration of the payments elected, as well as other factors, such as the face amount specified, the death benefit and the insured's age and sex, will affect whether we will require additional evidence of insurability. Currently, we won't allow the later election of a plan where additional evidence of insurability would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates. Payments under a periodic payment plan may not be made until after the first contract year.

You may make planned payments annually, semi-annually or quarterly. Payments under a periodic payment plan may not be made until after the first contract year. You may also make payments on a monthly basis if you authorize us to deduct the payment from your checking account (pre-authorized checking) or to withdraw the payment from your CMA account. We reserve the right to change the procedures or discontinue your ability to make planned payments. If you have the CMA Insurance Service, planned payments under any of the above frequencies may be withdrawn automatically from your CMA account and transferred to your Contract. The withdrawals will continue under the plan specified until you notify us otherwise. For planned payments not made under pre-authorized checking or withdrawn from a CMA account, we will send you reminder notices.

You may change the frequency, duration, and the amount of planned payments by sending a written request to our Service Center. Each contract year you may request one change in the amount, one change in the duration, and one change in the frequency of payments. However, before we permit an increase in the duration or the amount of payments, we may require satisfactory evidence of insurability. If you change the frequency, duration, or the amount of planned payments, you may affect your Contract's compliance with the 7-pay test. ("See Tax Considerations.")

PAYMENTS UNDER A COMBINATION PERIODIC PAYMENT PLAN. You may add a SPIAR to your Contract. This rider can be used as a convenient means to pre-pay planned payments through a single deposit. It provides a fixed income for six years or more to fund the Contract. Under this funding plan, a Contract should receive the favorable tax treatment under the 7-pay test.

The charge for this rider equals 5% of the amount you deposit in the rider. We deduct the charge directly from the single payment. This charge pays for distribution, issuance, and administrative expenses related to the rider. This charge is in addition to the deferred contract loading chargeable to payments made to the Contract from SPIAR income payments. We also deduct a charge for state premium taxes directly from the single payment.

We don't allocate the deposit applied to purchase the SPIAR to the Separate Account and it is not considered a payment to the Contract. Thus, the rider has no affect on your Contract's loan value. Income payments from the SPIAR applied to the Contract are, however, considered payments to the Contract when applied. We hold the reserves for the SPIAR in our general account.

If the insured dies before the income period ends, we will pay the rider value in a lump sum to the beneficiary under the Contract. For tax purposes, this payment won't be considered part of the life insurance death benefit under the Contract.

If you surrender the rider before the end of the income period, we will pay the rider value over five years or apply it to a lifetime income, as selected.

If you change ownership of the Contract, we will change the owner of the SPIAR to the new owner of the contract.

If you die before the income period ends, we will pay the remaining income payments to the new owner.

If the Contract ends:

     -  because the insured dies (where the contract owner is not the insured),
     -  because we terminate the Contract, or
     -  because you surrender the Contract for its net cash surrender value,

we will continue the SPIAR under the same terms. Alternatively, you may choose one of the options available upon surrender of the rider.

If you pledge, assign, or make a gift of a Contract with the SPIAR, you may have tax consequences. You should consult your tax advisor before assigning, pledging, or gifting a Contract with the SPIAR. For a discussion of the tax issues associated with use of a SPIAR, see "Tax Considerations".

The combination periodic plan is not available under a Contract insuring two persons.

PAYMENTS NOT UNDER A PERIODIC PLAN. You may make additional payments not under a periodic payment plan provided the attained age of the insured is not over 80. You may make additional payments up to four times each contract year, and each payment must be at least $500. You need to use an Application for Additional Payment. You may make these unplanned payments whether or not you're making planned payments. If you make an unplanned payment, you may affect your Contract's compliance with the 7-pay test (See "Tax Considerations").

We may require satisfactory evidence of insurability before we accept a payment:

     - if the payment immediately increases the net amount at risk under the Contract, or
     -  if the contract owner is already making planned payments, or
     -  if the guarantee period at the time of the payment is one year or less.

Currently, we won't accept an additional payment which is not under a periodic plan where the evidence of insurability would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the Money Reserve Portfolio on the business day after we receive it. Once we complete the underwriting and accept the payment, we will credit the payment to your Contract and allocate the payment either according to instructions or, if we don't get instructions, proportionately to the investment base in the Contract's investment divisions.

EFFECT OF ADDITIONAL PAYMENTS. We will generally accept any additional payment not requiring evidence of insurability the day we receive it. However, if accepting the payment would affect your Contract's compliance with the 7-pay test, to the extent feasible, we will not accept that payment until you confirm your intent to make that payment under those circumstances. If we hold the payment pending receipt of instructions, we will deposit the payment in our general account and credit it with interest until we return or accept the payment. In addition, planned payments received on the day before a due date will be credited on the due date to facilitate compliance with the 7-pay test; however, we will return to you planned payments received more than one day before a due date with instructions for timing planned payments to facilitate compliance with the 7-pay test.

On the date we accept an additional payment we will:

     -  increase the Contract's investment base by the amount of the payment;
     -  increase the deferred contract load (see "Deferred Contract Load");
     - reflect the payment in the calculation of the variable insurance amount (see "Variable Insurance Amount"); and
     - increase the fixed base by the amount of the payment less the deferred contract load applicable to the payment.

If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in contract values as described above.

As of the processing date on or next following receipt and acceptance of an additional payment, we will increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured's lifetime or any subsequent additional payment will be used to increase the Contract's face amount.

        The Examples below show the effect of additional payments.

        If the guarantee period is for the insured's entire life at the time we receive and accept an additional payment, as of the processing date on or next following the date of the additional payment, we will increase the face amount to the amount that the Contract's fixed base, as of such processing date, would support for the life of the insured.

        Under these circumstances the amount of the increase in face amount will depend on the amount of the additional payment and the contract year in which we receive and accept it. If you make additional payments of different amounts at the same time to equivalent Contracts, the Contract to which the larger payment is applied would have a proportionately larger increase in face amount. And if you make additional payments of the same amounts in earlier and later years, those made in the later years would result in smaller increases to the face amount.

        Example 1 shows the effect on face amount of a $2,000 additional payment received and accepted at the beginning of contract year ten. Example 2 shows the effect of a $4,000 additional payment received and accepted at the beginning of contract year ten. Example 3 shows the effect of a $2,000 additional payment received and accepted at the beginning of contract year eleven. All three examples assume that the guarantee period at the time of the additional payment is for life and assume no other contract transactions have been made.

                               MALE ISSUE AGE: 55
          PAYMENTS: INITIAL PAYMENT PLUS 8 PERIODIC PAYMENTS OF $7,500
                             FACE AMOUNT: $107,682

                                          EXAMPLE 1
----------------------------------------------------------------------------------------------
                                                        ADDITIONAL     CHANGE IN     NEW FACE
CONTRACT YEAR                                             PAYMENT     FACE AMOUNT     AMOUNT
------------------------------------------------------  -----------  -------------  ----------
10....................................................   $   2,000     $   3,087    $  110,769


                                          EXAMPLE 2
----------------------------------------------------------------------------------------------
                                                        ADDITIONAL     CHANGE IN     NEW FACE
CONTRACT YEAR                                             PAYMENT     FACE AMOUNT     AMOUNT
------------------------------------------------------  -----------  -------------  ----------
10....................................................   $   4,000     $   6,176    $  113,858

                                          EXAMPLE 3
----------------------------------------------------------------------------------------------
                                                        ADDITIONAL     CHANGE IN     NEW FACE
CONTRACT YEAR                                             PAYMENT     FACE AMOUNT     AMOUNT
------------------------------------------------------  -----------  -------------  ----------
11....................................................   $   2,000     $   3,016    $  110,698

Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made as a loan repayment and we will return any excess amount to you. (See "Loans".)

For joint insureds, see "Joint Insureds".

CHANGING THE FACE AMOUNT

After the first contract year, if the insured is in a standard or non-smoker underwriting class, you may request a change in the face amount of your Contract without making an additional payment or taking a partial withdrawal, subject to the rules and conditions discussed below. We won't permit a change in face amount if the insured's attained age is over 80. The minimum change in face amount is $10,000, and only one change may be made each contract year. A change in face amount may affect the mortality cost deduction. (See "Mortality Cost".)

The effective date of the change will be the next processing date following the receipt and acceptance of a written request, provided our Service Center receives it at least seven days before the processing date.

INCREASING THE FACE AMOUNT. To increase the face amount of a Contract, we may require satisfactory evidence of insurability. When the face amount is increased, the guarantee period is decreased. The maximum increase in face amount is the amount that provides the minimum guarantee period for which we would issue a Contract at the time of the request based on the insured's attained age. Currently, we won't permit an increase in face amount where evidence of insurability, if required, would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

DECREASING THE FACE AMOUNT. When you decrease the face amount of a Contract, we increase the guarantee period. The maximum decrease in face amount is that decrease which would provide the minimum face amount for which we'd issue a Contract at the time of the request based on the insured's attained age, sex and underwriting class. We won't permit a decrease in face amount below the amount required to keep the Contract qualified as life insurance under federal income tax laws.

DETERMINING THE NEW GUARANTEE PERIOD. As of the effective date of any change in face amount, we use the fixed base on that date and, based on the attained age and sex of the insured and the new face amount, we redetermine the guarantee period. We use a 4% interest assumption and the guaranteed maximum cost of insurance rates in these calculations.

        The examples below show the effect of changing the face amount. Examples 1 and 2 show the effect on the guarantee period of an increase in face amount of $10,000 and $20,000 made at the beginning of contract year eight. Example 3 shows the effect on the guarantee period of an increase in face amount of $10,000 made at the beginning of contract year ten. All three examples assume no other contract transactions have been made.

                               MALE ISSUE AGE: 55
          PAYMENTS: INITIAL PAYMENT PLUS 6 PERIODIC PAYMENTS OF $7,500
                             FACE AMOUNT: $107,682

                                          EXAMPLE 1
---------------------------------------------------------------------------------------------
                                                                                 DECREASE IN
                                                                   INCREASE IN    GUARANTEE
CONTRACT YEAR                                                      FACE AMOUNT     PERIOD
-----------------------------------------------------------------  -----------  -------------
8................................................................   $  10,000      2.00 years

                                          EXAMPLE 2
---------------------------------------------------------------------------------------------
                                                                                 DECREASE IN
                                                                   INCREASE IN    GUARANTEE
CONTRACT YEAR                                                      FACE AMOUNT     PERIOD
-----------------------------------------------------------------  -----------  -------------
8................................................................   $  20,000      3.50 years

                                          EXAMPLE 3
---------------------------------------------------------------------------------------------
                                                                                 DECREASE IN
                                                                   INCREASE IN    GUARANTEE
CONTRACT YEAR                                                      FACE AMOUNT     PERIOD
-----------------------------------------------------------------  -----------  -------------
10...............................................................   $  10,000      1.75 years

For joint insureds, see "Joint Insureds".

INVESTMENT BASE

A Contract's investment base is the sum of the amounts invested in each of the investment divisions. On the contract date, the investment base equals the initial payment. We adjust the investment base daily to reflect the investment performance of the investment divisions you've selected. (See "Net Rate of Return for an Investment Division".) The investment performance reflects the deduction of Separate Account charges. (See "Charges to the Separate Account".)

Deductions for deferred contract load, mortality cost, and net loan cost, and partial withdrawals and loans, decrease the investment base. (See "Charges Deducted from the Investment Base", "Partial Withdrawals", and "Loans".) Loan repayments and additional payments increase it. You may elect from which investment divisions loans and partial withdrawals are taken and to which investment divisions repayments and additional payments are added. If you don't make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions selected. (For special rules on allocation of additional payments which require evidence of insurability, see "Payments Not Under a Periodic Plan".)

INITIAL INVESTMENT ALLOCATION AND PREALLOCATION. Generally, during the first 14 days following the in force date, the initial payment will remain in the division investing in the Money Reserve Portfolio. Afterward, we'll reallocate the investment base to the investment divisions you've selected. You may invest in up to five of the investment divisions.

CHANGING THE ALLOCATION. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted but not to less than five each contract year. We'll notify you if we impose any limitations. To change your investment base allocation, call or write our Service Center. (See "Some Administrative Procedures".) If the "free look" period has expired, we will make the change as soon as we receive your request. You may give allocation requests during the "free look" period and the allocation will be made immediately following the end of the "free look" period. A dollar cost averaging feature may also be available. (See "Dollar Cost Averaging".)

ZERO TRUST ALLOCATIONS. If your investment base is in any of the Zero Trusts, we'll notify you 30 days before that Trust matures. You need to tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you don't tell us, we'll move the proceeds to the investment division investing in the Money Reserve Portfolio. When we receive a request for allocation, units of a specific Zero Trust may no longer be available. Should this occur, we'll attempt to notify you immediately so that you can change the request.

ALLOCATION TO THE DIVISION INVESTING IN THE NATURAL RESOURCES PORTFOLIO. We reserve the right to suspend the sale of units of the investment division investing in the Natural Resources Portfolio in response to conditions in the securities markets or otherwise.

CHARGES

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the deferred contract load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

We deduct certain charges pro-rata from the investment base on processing dates. (See "Charges Deducted from the Investment Base".) We also deduct certain charges daily from the investment results of each investment division in the Separate Account in determining its net rate of return. (See "Charges to the Separate

Account".) The portfolios in the Funds also pay monthly advisory fees and other expenses. (See "Charges to Fund Assets".)

CHARGES DEDUCTED FROM THE INVESTMENT BASE

DEFERRED CONTRACT LOAD. We assess a deferred contract load charge of 9% of each payment. This charge consists of a sales load, a charge for federal taxes and a state and local premium tax charge.

The sales load is equal to 5% of each payment. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints (2% of payments in excess of $1.5 million and 0% of payments in excess of $4 million) and in certain group or sponsored arrangements.

The charge for federal taxes is equal to 2% of each payment.

The state and local premium tax charge is equal to 2% of each payment.

Although chargeable to each payment, we advance the amount of the deferred contract load to the investment divisions as part of your investment base. We then take back these funds in equal installments of .90% on the ten contract anniversaries following the date we receive and accept a payment. However, in determining the net cash surrender value, we subtract from the investment base the balance of the deferred contract load chargeable to any payment made that has not yet been deducted.

For joint insureds, see "Joint Insureds".

MORTALITY COST (COST OF INSURANCE). We deduct a mortality cost from the investment base on each processing date after the contract date. This charge compensates us for the cost of providing life insurance coverage on the insured. It is based on the insured's underwriting class, sex and attained age, and the Contract's net amount at risk.

To determine the mortality cost, we multiply the current cost of insurance rate by the Contract's net amount at risk. The net amount at risk is the difference, as of the previous processing date, between the death benefit and the cash surrender value adjusted for interest at 4%.

Current cost of insurance rates may be equal to or less than the guaranteed cost of insurance rates. For all insureds, current cost of insurance rates distinguish between insureds in the simplified underwriting class and medical underwriting class. For insureds age 20 and over, current cost of insurance rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. For Contracts issued on insureds under the same underwriting method, current cost of insurance rates are lower for non-smokers than for smokers. Also, current cost of insurance rates are lower for an insured in a medical underwriting class than for a similarly situated insured in a simplified underwriting class. The simplified current cost of insurance rates are higher because we perform less underwriting and therefore we incur more risk.

We guarantee that the current cost of insurance rates will never exceed the maximum guaranteed rates shown in the Contract. The maximum guaranteed rates for Contracts (except those issued on a substandard basis) do not exceed the rates based on the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table). We may use rates that are equal to or less than these rates, but never greater. The maximum rates for Contracts issued on a substandard basis are based on a multiple of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all insureds of the same age, sex and underwriting class whose Contracts have been in force for the same length of time.

During the period between processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis. Thus, we deduct a pro-rata portion of the mortality cost in determining the amount payable on surrender of the Contract if the date of surrender is not a processing date.

For joint insureds, see "Joint Insureds".

MAXIMUM MORTALITY COST. During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. This is done by substituting the fixed base for the cash surrender value in determining the net amount at risk and multiplying this amount by the guaranteed cost of insurance rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that would normally have been deducted.

NET LOAN COST. The net loan cost is explained under "Loans".

CHARGES TO THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. Each day we deduct a mortality and expense risk charge from each division of the Separate Account. The total amount of this charge is .90% annually at the beginning of the year. Of this amount, .75% is for

     - the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned; and
     - the risk we assume that it will cost us more to issue and administer the Contracts than expected.

The remaining amount, .15%, is for

     - the risks we assume for potentially unfavorable investment results. One risk is that the Contract's cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see "Maximum Mortality Cost" above).

If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.

CHARGES TO DIVISIONS INVESTING IN THE ZERO TRUSTS. We assess a daily trust charge against the assets of each division investing in the Zero Trusts. This charge reimburses us for the transaction charge paid to MLPF&S when units are sold to the Separate Account. The trust charge is currently equivalent to .34% annually at the beginning of the year. We may increase it, but it won't exceed
 .50% annually at the beginning of the year. The charge is based on cost with no expected profit.

TAX CHARGES. We have the right under the Contract to impose a charge against Separate Account assets for its taxes, if any. We don't currently impose such a charge, but we may in the future. Also, see above for a discussion of tax charges included in deferred contract load.

CHARGES TO FUND ASSETS

CHARGES TO SERIES FUND ASSETS. The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:

     - .50% of the first $250 million of the aggregate average daily net assets of the Series Fund;
     -  .45% of the next $50 million of such assets;
     -  .40% of the next $100 million of such assets;
     -  .35% of the next $400 million of such assets; and
     -  .30% of such assets over $800 million.

We have agreed to reimburse the Series Fund so that the ordinary expenses of each portfolio (which include the monthly advisory fee) do not exceed .50% of the portfolio's average daily net assets. We have also agreed to reimburse MLAM for any amounts it pays under the investment advisory agreement, as described below. These reimbursement obligations will remain in effect so long as the advisory agreement remains in effect and cannot be amended or terminated without Series Fund approval.

CHARGES TO VARIABLE SERIES FUNDS ASSETS. The Variable Series Funds incurs operating expenses and pays a monthly advisory fee to MLAM at an annual rate of the average daily net assets of each portfolio. The fee for each is shown as follows:

PORTFOLIO NAME                                                                                   ADVISORY FEE
----------------------------------------------------------------------------------------------  ---------------
Basic Value Focus Fund........................................................................          .60%
Global Bond Focus Fund........................................................................          .60%
Global Utility Focus Fund.....................................................................          .60%
Index 500 Fund................................................................................          .30%
International Equity Focus Fund...............................................................          .75%
Develop Capital Markets Focus Fund............................................................         1.00%
Special Value Focus Fund......................................................................          .75%
Capital Focus Fund............................................................................          .60%
Global Growth Focus Fund......................................................................          .75%

MLAM and Merrill Lynch Life Agency, Inc. have entered into agreements which limit the operating expenses, exclusive of any distribution fees imposed on Class B shares, paid by each fund in a given year to 1.25% of its average daily net assets. These reimbursement agreements provide that any such expenses greater than 1.25% of average daily net assets will be reimbursed to the fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

CHARGES TO AIM V.I. FUNDS ASSETS. The AIM V.I. Funds incurs operating expenses and pays a monthly advisory fee to AIM at an annual rate of .65% of the first $250 million of each fund's average daily net assets and .60% of each fund's average daily net assets in excess of $250 million.

CHARGES TO ALLIANCE FUND ASSETS. The Alliance Fund incurs operating expenses and pays a monthly advisory fee to Alliance at an annual rate of 1.00% of each of the Alliance Premier Growth Portfolio's and the Alliance Quasar Portfolio's average daily net assets.

CHARGES TO MFS TRUST ASSETS. The MFS Trust incurs operating expenses and pays a monthly advisory fee to MFS at an annual rate of .75% of the average daily net assets of each of the MFS Emerging Growth Series and MFS Research Series.

CHARGES TO HOTCHKIS AND WILEY TRUST ASSETS. The Hotchkis and Wiley Trust incurs operating expenses and pays a monthly advisory fee to Hotchkis and Wiley at an annual rate of .75% of the average daily net assets of the Hotchkis and Wiley International VIP Portfolio.

CHARGES TO MERCURY V.I. FUNDS ASSETS. The Mercury V.I. Funds incurs operating expenses and pays a monthly advisory fee to Mercury Asset Management International Ltd. at an annual rate of .65% of the average daily net assets of the Mercury V.I. U.S. Large Cap Fund.

Mercury Asset Management International Ltd. has agreed to limit the operating expenses paid by the Mercury V.I. U.S. Large Cap Fund for one year to 1.25% of its average daily net assets.

GUARANTEE PERIOD

Subject to certain conditions, we guarantee that regardless of investment performance the Contract will stay in effect for the guarantee period. Each payment made will extend the guarantee period until it is for the insured's lifetime. The guarantee period will be affected by a requested change in the face amount. A partial withdrawal may affect the guarantee period in certain circumstances. We won't cancel the Contract during the guarantee period unless loan debt exceeds certain contract values. We hold a reserve in our general account to support this guarantee.

WHEN THE GUARANTEE PERIOD IS LESS THAN FOR LIFE. After the end of the guarantee period, we will cancel the Contract if the cash surrender value on a processing date is negative. We will consider this negative cash surrender value an overdue charge. (See "Charges Deducted from the Investment Base".)

We will notify you before canceling the Contract. You will then have 61 days to pay these overdue charges. If we haven't received the required payment by the end of this grace period, we'll cancel the Contract.

If we cancel a Contract, it may be reinstated while the insured is still living if:

     - You request the reinstatement within three years after the end of the grace period;
     -  We receive satisfactory evidence of insurability; and
     - You pay the reinstatement payment. The reinstatement payment is the minimum payment for which we would then issue a Contract for the minimum guarantee period with the same face amount as the original Contract, based on the insured's attained age and underwriting class as of the effective date of the reinstated Contract.

The effective date of a reinstated contract is the processing date on or next following the date the reinstatement application is approved. Thus, if the insured dies before the effective date of the reinstated Contract, we won't pay a death benefit.

For joint insureds, see "Joint Insureds".

NET CASH SURRENDER VALUE

Because investment results vary daily, we don't guarantee any minimum net cash surrender value. On a processing date the net cash surrender value equals:

     -  the Contract's investment base on that date;
     - minus the balance of the 9% deferred contract load which has not yet been deducted from the investment base (see "Deferred Contract Loading").

If the date of calculation is not a processing date, we also subtract a pro-rata portion of the mortality cost which would otherwise be deducted on the next processing date. If the date of calculation is not a contract anniversary and if there is loan debt, we will subtract a pro rata portion of the net loan cost which would otherwise be deducted on the next contract anniversary.

CANCELING TO RECEIVE NET CASH SURRENDER VALUE. A contract owner may cancel the Contract at any time while the insured is living and receive the net cash surrender value in a lump sum or under an income plan. You must make the request in writing in a form satisfactory to us. All rights to death benefits will end on the date you send the written request to us. Canceling the Contract may have tax consequences. (See "Tax Considerations".)

For joint insureds, see "Joint Insureds".

PARTIAL WITHDRAWALS

Currently, beginning in the sixteenth Contract year, you may make partial withdrawals by submitting a request in a form satisfactory to us.

You may make one partial withdrawal each contract year. The minimum amount for each partial withdrawal is $500. The maximum amount of partial withdrawals is set forth below.

CONTRACT YEAR                                                          MAXIMUM
--------------------------------------------------------  ---------------------------------
16......................................................         25% of payments made
17......................................................         50%
18......................................................         75%
19+.....................................................        100%

The amount of any partial withdrawal may not exceed the loan value less any loan debt. The total amount of partial withdrawals may not exceed the amount of the initial payment plus any additional payments made under the Contract. A partial withdrawal may not be repaid.

The effective date of the withdrawal is the valuation date our Service Center receives a withdrawal request.

EFFECT ON INVESTMENT BASE, FIXED BASE, AND VARIABLE INSURANCE AMOUNT. As of the effective date of the withdrawal, we reduce the investment base and fixed base by the amount of the partial withdrawal. Unless you tell us differently, we allocate this reduction proportionately to the investment base in your investment divisions. In addition, we reduce the variable insurance amount by the amount of the withdrawal multiplied by the net single premium factor. This means the reduction in the variable insurance amount will always be greater than the amount of the withdrawal.

EFFECT ON GUARANTEED BENEFITS. As of the processing date on or next following a partial withdrawal, we reduce the Contract's face amount. We do this by taking the fixed base as of that processing date and determining what face amount that fixed base would support for the Contract's guarantee period. If this produces a face amount below the minimum face amount for the Contract, we will reduce the face amount to that minimum, and then reduce the guarantee period, based on the reduced face amount, the fixed base and the insured's sex, attained age and underwriting class. The minimum face amount for a Contract is the greater of the minimum face amount for which we would then issue the Contract, based on the insured's sex, attained age, and underwriting class, and the minimum amount required to keep the Contract qualified as life insurance under applicable tax law.

        The examples below show the effect of partial withdrawals. The amount of the reduction in the face amount will depend on the amount of the partial withdrawal, the guarantee period at the time of the withdrawal and the contract year in which the withdrawal is made. If made at the same time to equivalent Contracts, a larger withdrawal would result in a greater reduction in the face amount than a smaller withdrawal. The same partial withdrawal made at the same time from Contracts with the same face amounts but with different guarantee periods would result in a greater reduction in the face amount for the Contract with the longer guarantee period. A partial withdrawal made in a later contract year would result in a smaller decrease in the face amount than if the same amount was withdrawn in an earlier year.

        Examples 1 and 2 show the effect on the face amount of partial withdrawals for $5,000 and $10,000 taken at the beginning of contract year sixteen. Example 3 shows the effect on the face amount of a $10,000 partial withdrawal taken at the beginning of contract year eighteen. All three examples assume no other contract transactions have been made.

                               MALE ISSUE AGE: 55
          PAYMENTS: INITIAL PAYMENT PLUS 6 PERIODIC PAYMENTS OF $7,500
                             FACE AMOUNT: $107,682

                                          EXAMPLE 1
---------------------------------------------------------------------------------------------
                                                                      PARTIAL
CONTRACT YEAR                                                       WITHDRAWAL   FACE AMOUNT
------------------------------------------------------------------  -----------  ------------
16................................................................   $   5,000    $   97,828


                                          EXAMPLE 2
---------------------------------------------------------------------------------------------
                                                                      PARTIAL
CONTRACT YEAR                                                       WITHDRAWAL   FACE AMOUNT
------------------------------------------------------------------  -----------  ------------
16................................................................   $  10,000    $   86,906

                                          EXAMPLE 3
---------------------------------------------------------------------------------------------
                                                                      PARTIAL
CONTRACT YEAR                                                       WITHDRAWAL   FACE AMOUNT
------------------------------------------------------------------  -----------  ------------
18................................................................   $  10,000    $   86,601

A PARTIAL WITHDRAWAL MAY AFFECT COMPLIANCE WITH THE 7-PAY TEST (SEE "TAX CONSIDERATIONS").

LOANS

You may use the Contract as collateral to borrow funds from us. The minimum loan is $200 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it's less than $200.

TARGET LOAN AMOUNT. The target loan amount is equal to the investment base at the time you take a loan, plus prior loans not repaid, plus prior withdrawals made, less the initial and any additional payments you've made. We process loans first from the target loan amount, if any, and then from amounts above the target loan amount.

LOAN MECHANICS. When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. You may repay all or part of the loan debt any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the loan debt, if less. We will allocate loan repayments first to loans above the target loan amount, and then to loans from the target loan amount. When you repay a loan, we transfer the amount of the repayment from the general account to the investment divisions. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you don't specify, we'll take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions. If you have the CMA Insurance Service, you can transfer loans and loan repayments to and from your CMA account.

EFFECT ON DEATH BENEFIT AND CASH SURRENDER VALUE. Whether or not you repay a loan, taking a loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Contract to lapse sooner than if no loan had been taken.

LOAN VALUE. The loan value of a Contract equals 90% of its cash surrender value. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt. The cash surrender value is the net cash surrender value plus any loan debt.

INTEREST. While loan debt remains unpaid, we charge interest of 6% annually. Interest accrues each day and payments are due at the end of each contract year. IF YOU DON'T PAY THE INTEREST WHEN DUE, WE ADD IT TO THE UNPAID LOAN AMOUNT. Loan debt is considered part of cash surrender value used to calculate gain. Interest paid on a loan generally is not tax deductible (See "Tax Treatment of Loans and Other Distributions").

The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually. The amount held in our general account as collateral for loans taken up to the target loan amount currently earns interest at 6% annually.

NET LOAN COST. IN ADDITION TO THE LOAN INTEREST WE CHARGE, on each contract anniversary we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. Since the interest charged and the collateral earnings on the target loan amount currently are both 6% annually, there is no net loan cost on loaned amounts up to the target loan amount. Since the interest charged on amounts above the target loan amount is 6% and the collateral earnings on such amounts are 4%, the net loan cost on such loaned amounts is 2%. We take the net loan cost into account in determining the net cash surrender value of the Contract if the date of surrender is not a contract anniversary.

CANCELLATION DUE TO EXCESS LOAN DEBT. If the loan debt exceeds the larger of the cash surrender value and the fixed base on a processing date, INCLUDING A PROCESSING DATE DURING THE GUARANTEE PERIOD, we will cancel the Contract 61 days after we mail a notice of intent to terminate the Contract to you unless we have received at least the minimum repayment amount specified in the notice.

DEATH BENEFIT PROCEEDS

We will pay the death benefit proceeds to the beneficiary when we receive all information needed to process the payment, including due proof of the insured's death. When we first receive reliable notification of the insured's death by a representative of the owner or the insured, we may transfer the investment base to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

AMOUNT OF DEATH BENEFIT PROCEEDS. The death benefit proceeds are the larger of the face amount and the variable insurance amount, less any loan debt.

The values used in calculating the death benefit proceeds are as of the date of death. If the insured dies during the grace period, the death benefit proceeds equal the death benefit proceeds in effect immediately before the grace period minus any overdue charges. (See "When the Guarantee Period is Less Than for Life".)

VARIABLE INSURANCE AMOUNT. We determine the variable insurance amount daily by multiplying the cash surrender value by the net single premium factor.

                           NET SINGLE PREMIUM FACTOR

         We use the net single premium factor to determine the amount of death benefit purchased by $1.00 of cash surrender value. It is based on the insured's sex, underwriting class, and attained age on the date of calculation. It decreases daily as the insured's age increases. As a result, the variable insurance amount as a multiple of the cash surrender value will decrease over time. Also, net single premium factors may be higher for a woman than for a man of the same age. Your contract contains a table of net single premium factors as of each anniversary.

                TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
                                ON ANNIVERSARIES
                          STANDARD UNDERWRITING CLASS

ATTAINED AGE                                                              MALE       FEMALE
---------------------------------------------------------------------  ----------  ----------
 5...................................................................    10.26609    12.37715
15...................................................................     7.41160     8.96255
25...................................................................     5.50386     6.47763
35...................................................................     3.97199     4.64820
45...................................................................     2.87751     3.36402
55...................................................................     2.14059     2.48932
65...................................................................     1.65787     1.87555
75...................................................................     1.35396     1.45951
85...................................................................     1.18028     1.21264

For joint insureds, see "Joint Insureds".

PAYMENT OF DEATH BENEFIT PROCEEDS

We will generally pay the death benefit proceeds to the beneficiary within seven days after our Service Center receives all the information needed to process the payment. We may delay payment, however, if we are contesting the Contract or under the circumstances described in "Using the Contract" and "Other Contract Provisions".

We will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.

For joint insureds, see "Joint Insureds".

DOLLAR COST AVERAGING

WHAT IS IT? Once the feature is available in your state, the Contract will offer an optional transfer feature called Dollar Cost Averaging ("DCA"). Contact the Service Center about availability. This feature allows you to make automatic monthly transfers from the Money Reserve Portfolio to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.

The DCA feature is intended to reduce the effect of short-term price fluctuations on investment cost. Since the same dollar amount is transferred to selected divisions each month, more units of a division are purchased when their value is low and fewer units are purchased when their value is high. Therefore, over the long haul a DCA program may let you buy units at a lower average cost. However, a DCA program does not assure a profit or protect against a loss in declining markets.

Once available, you can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the Money Reserve Portfolio is zero. While the DCA program is in place any amount in the Money Reserve Portfolio is available for transfer.

MINIMUM AMOUNTS. To elect DCA, you need to have a minimum amount in the Money Reserve Portfolio. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.

Should the amount in your Money Reserve Portfolio be less than the selected monthly transfer amount, we'll notify you that you need to put more money in the Money Reserve Portfolio to continue DCA. If you do not specify a duration or the specified duration has not been reached and the amount in the Money Reserve Portfolio is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.

WHEN DO WE MAKE DCA TRANSFERS? We'll make the first DCA transfer on the first monthiversary date after the later of the date our Service Center receives your election or fourteen days after the in force date. We'll make additional DCA transfers on each subsequent monthiversary. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the Contract.

RIGHT TO EXCHANGE CONTRACT

At any time, you may exchange your Contract for a contract with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Contract to our Service Center.

The new contract will have the same owner, insured, and beneficiary as those of the original Contract on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Contract on the date of the exchange. Any loan debt will be carried over to the new contract.

We won't require evidence of insurability to exchange for a new "fixed" contract.

For joint insureds, see "Joint Insureds".

INCOME PLANS

We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a separate account. You may choose one or more income plans at any time during the insured's lifetime. If you haven't selected a plan when the insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the Contract for its net cash surrender value, you may also choose one or more income plans for payment of the proceeds.

We need to approve any plan where any income payment would be less than $100.

For joint insureds, see "Joint Insureds".

Income plans include:

     - ANNUITY PLAN. An amount can be used to purchase a single premium immediate annuity.

     - INTEREST PAYMENT. You can leave amounts with us to earn interest at an annual rate of at least 3%. Interest payments can be made annually, semi-annually, quarterly or monthly.

     - INCOME FOR A FIXED PERIOD. We make payments in equal installments for up to a fixed number of years.

     - INCOME FOR LIFE. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

     - INCOME OF A FIXED AMOUNT. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

     - JOINT LIFE INCOME. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, full payments are made. If one dies, payments of at least two-thirds of the full amount are made. Payments end completely when both named persons die.

UNDER THE INCOME FOR LIFE AND JOINT LIFE INCOME OPTIONS, OUR CONTRACTUAL OBLIGATION MAY BE SATISFIED WITH ONLY ONE PAYMENT IF AFTERWARD THE NAMED PERSON OR PERSONS DIES. IN ADDITION, ONCE IN EFFECT, SOME OF THE INCOME PLANS MAY NOT PROVIDE ANY SURRENDER RIGHTS.

REPORTS TO CONTRACT OWNERS

After the end of each processing period, we will send you a statement showing the allocation of your investment base, death benefit, cash surrender value, any loan debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the end of the immediately preceding processing period. The statement will show the amounts deducted from or added to the investment base during the processing period. The statement will also include any other information that may be currently required by your state.
You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for an Investment Division".)

We will also send you an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

                            MORE ABOUT THE CONTRACT

USING THE CONTRACT

OWNERSHIP. The contract owner is the insured, unless someone other than the insured has been named as the owner in the application. The contract owner has all rights and options described in the Contract.

If you are not the insured, you may want to name a contingent owner. If you die before the insured, the contingent owner will own your interest in the contract and have all your rights. If you don't name a contingent owner and you die before the insured, your estate will then own your interest in the Contract.

If there is more than one contract owner, we will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the Contract's investment base by phone if the owner provides the personal identification number as well as the Contract number. One contract owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which contract owners are entitled under the Contract.

CHANGING THE OWNER. During the insured's lifetime, you have the right to transfer ownership of the Contract. However, if you've named an irrevocable beneficiary, that person will need to consent. The new owner will have all rights and options described in the Contract. The change will be effective as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change. Changing the owner may have tax consequences. (See "Tax Considerations".)

ASSIGNING THE CONTRACT AS COLLATERAL. You may assign the Contract as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment. For a discussion of the tax issues associated with a collateral assignment, see "Tax Considerations".

NAMING BENEFICIARIES. We will pay the primary beneficiary the death benefit proceeds of the Contract on the insured's death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured's estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.

You have the right to change beneficiaries during the insured's lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when certain contract rights and options are exercised. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change.

CHANGING THE INSURED. If permitted by state regulation, and subject to certain requirements, you may request a change of insured once each contract year. We must receive a written request signed by you and the proposed new insured. Neither the original nor the new insured can have attained ages as of the effective date of the change of less than 21 or more than 75. The new insured must have been alive at the time the Contract was issued. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the Contract cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the processing date on or next following the date of approval, provided the new insured is still living at that time and the Contract is still in force.

We will change the Contract as follows on the effective date:

     - the issue age will be the new insured's issue age (the new insured's age as of the birthday nearest the contract date);
     - the guaranteed maximum cost of insurance rates will be those in effect on the contract date for the new insured's issue age, sex and underwriting class;
     - we will deduct a charge for changing the insured from the Contract's investment base on the effective date. This charge will also then be reflected in the Contract's fixed base. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500. This charge may be reduced in certain group or sponsored arrangements;
     -  the variable insurance amount will reflect the change of insured; and
     -  the Contract's issue date will be the effective date of the change.

We may also change the face amount or guarantee period on the effective date depending on the new insured's age, sex and underwriting class. The new guarantee period cannot be less than the minimum guarantee period for which we would then issue a Contract based on the new insured's attained age as of the effective date of the change.

This option is not generally available for joint insureds.

For a discussion of the tax issues associated with changing the insured, see "Tax Considerations".

MATURITY PROCEEDS. The maturity date is the contract anniversary nearest the insured's 100th birthday. On the maturity date, we will pay you the net cash surrender value, provided the insured is still living at that time and the Contract is in effect at that time.

WHEN WE MAKE PAYMENTS. We generally pay death benefit proceeds, partial withdrawals, loans and net cash surrender value within seven days after our Service Center receives all the information needed to process the payment. However, we may delay payment if it isn't practical for us to value or dispose of Zero Trust units or Fund shares because:

     - the New York Stock Exchange is closed, other than for a customary weekend or holiday; or
     - trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; or
     - the Securities and Exchange Commission declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or
     - the Securities and Exchange Commission by order so permits for the protection of contract owners.

For joint insureds, see "Joint Insureds".

SOME ADMINISTRATIVE PROCEDURES

We reserve the right to modify or eliminate the procedures described below. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions. These include reallocations, loans and partial withdrawals.

PERSONAL IDENTIFICATION NUMBER. We will send you a four-digit personal identification number ("PIN") shortly after the Contract is placed in force and before the end of the "free look" period. You must give this number when you call the Service Center to get information about the Contract, to make a loan (if an authorization is on file), or to make other requests.

REALLOCATING THE INVESTMENT BASE. Contract owners can reallocate their investment base either in writing or by telephone. If you request the reallocation by telephone, you must give your PIN as well as your Contract number. We will give a confirmation number over the telephone and then follow up in writing.

REQUESTING A LOAN. You may request a loan in writing or, if all required authorization forms are on file, by telephone. Once our Service Center receives the authorization, you can call the Service Center, give your Contract number, name and PIN, and tell us the loan amount and the divisions from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request. If you have the CMA Insurance Service, funds may be transferred directly to that CMA account.

REQUESTING PARTIAL WITHDRAWALS. Beginning in the sixteenth contract year, you may request partial withdrawals in writing or by telephone if all required telephone authorization forms are on file. Once our Service Center receives the authorization, you can call the Service Center, give your Contract number, name and PIN, and tell us how much to withdraw and from which investment divisions.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will usually wire the funds within two working days of receipt of the request. If you have the CMA Insurance Service, funds can be transferred directly to that CMA account.

TELEPHONE REQUESTS. A telephone request for a loan, partial withdrawal or a reallocation received before 4 p.m. (ET) will generally be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. We reserve the right to change procedures or discontinue ability to make telephone transfers.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.

OTHER CONTRACT PROVISIONS

IN CASE OF ERRORS IN THE APPLICATION. If an age or sex stated in the application is wrong, it could mean that the face amount or any other Contract benefit is wrong. We will pay the correct benefits for the true age or sex.

INCONTESTABILITY. We will rely on statements made in the applications. We can contest the validity of a Contract if any material misstatements are made in the application. We can also contest the validity of any change in face amount requested if any material misstatements are made in any application required for that change. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.

We won't contest the validity of a Contract after it has been in effect during the insured's lifetime for two years from the date of issue. We won't contest any change in face amount after the change has been in effect during the insured's lifetime for two years from the date of the change. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured's lifetime for two years from the date the payment was received and accepted.

PAYMENT IN CASE OF SUICIDE. If the insured commits suicide within two years from the Contract's issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made.

If the insured commits suicide within two years of the effective date of any increase in face amount requested, any amount of death benefit attributable to the increase in the face amount will be limited to the amount of mortality cost deductions made for the increase.

If the insured commits suicide within two years of any date an additional payment is received and accepted, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment.

The death benefit will be reduced by any loan debt.

CONTRACT CHANGES--APPLICABLE FEDERAL TAX LAW. To receive the tax treatment accorded to life insurance under federal income tax law, the Contract must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. To maintain this qualification to the maximum extent of the law, we reserve the right to return any additional payments that would cause the Contract to fail to qualify as life insurance under applicable federal tax law as we may interpret it. Further, we reserve the right to make changes in the Contract or its riders or to make distributions from the Contract to the extent necessary to continue to qualify the Contract as life insurance. Any changes will apply uniformly to all Contracts that are affected and you will be given advance written notice of such changes.

For joint insureds, see "Joint Insureds".

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the deferred load, cost of insurance rates and the minimum payment, and may modify underwriting classifications and requirements.

Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.

Costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Contracts are purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a Contract or additional payment is approved. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

UNISEX LEGAL CONSIDERATIONS

In 1983 the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The Contracts offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Contract pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing these Contracts.

SELLING THE CONTRACTS

ROLE OF MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED. MLPF&S is the principal underwriter of the Contract. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal business address of MLPF&S is World Financial Center, 250 Vesey Street, New York, New York 10281. MLPF&S also acts as principal underwriter of other variable life insurance and variable annuity contracts we issue, as well as variable life insurance and variable annuity contracts issued by Merrill Lynch Life Insurance Company, an affiliate of ours. MLPF&S also acts as principal underwriter of certain mutual funds managed by Merrill Lynch Asset Management, the investment adviser for the Series Fund and the Variable Series Funds.

MLPF&S may arrange for sales of the Contract by other broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the NASD. Registered representatives of these other broker-dealers may be compensated on a different basis than MLPF&S Financial Consultants.

ROLE OF MERRILL LYNCH LIFE AGENCY, INC. Contracts are sold by registered representatives of MLPF&S who are also licensed through Merrill Lynch Life Agency, Inc. as insurance agent for us. We have entered into a distribution agreement with MLPF&S and companion sales agreements with Merrill Lynch Life Agency, Inc. through which the Contracts and other variable life insurance contracts issued through the Separate Account are sold and the registered representatives are compensated by Merrill Lynch Life Agency, Inc. and/or MLPF&S. The amounts paid under the distribution and sales agreements for the Separate Account for the years ended December 31, 1998, December 31, 1997, and December 31, 1996 were $366,803, $400,483, and 263,503, respectively.

COMMISSIONS. The maximum commission we will pay to Financial Consultants is 3.1% of each premium. Additional annual compensation of no more than 0.13% of the investment base may also be paid to your Financial Consultant. Commissions may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

The maximum commission we will pay to the applicable insurance agency to be used to pay commissions to Financial Consultants is 9.5% of each premium.

For sales of Contracts to Merrill Lynch employees Financial Consultants receive reduced commissions.

If you have also purchased the single premium immediate annuity rider (SPIAR) to fund the Contract, the maximum commission we will pay the financial consultant is 2.1% of each SPIAR premium. The maximum commission we will pay to the applicable insurance agency to be used to pay SPIAR commissions to financial consultants is 3.5% of each SPIAR premium.

TAX CONSIDERATIONS

INTRODUCTION. The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven't considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

TAX STATUS OF THE CONTRACT. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the IRC. Although guidance as to how these requirements are to be applied to certain features of the Contracts is limited, we believe that a Contract should satisfy the applicable requirements. However, there is less guidance with respect to Contracts issued on a substandard basis (i.e., a premium class involving a higher than standard mortality risk) and Contracts insuring joint insureds, and there is more uncertainty as to those Contracts. If it is subsequently determined that Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and reserve the right to restrict Contract transactions in order to do so.

DIVERSIFICATION REQUIREMENTS. IRC section 817(h) and the regulations under it provide that separate account investments underlying a Contract must be "adequately diversified" for it to qualify as a life insurance contract under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

In certain circumstances, owners of variable life contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premium payments and reallocate investment base have not been explicitly addressed in published IRS rulings. While we believe that the contracts do not give owners investment control over variable account assets, we reserve the right to modify the Contracts as necessary to prevent an owner from being treated as the owner of the variable account assets supporting the Contract.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS IN GENERAL. We believe that the death benefit under a Contract should be excludible from the gross income of the beneficiary. Federal, state and local gift, estate, inheritance, transfer and other tax consequences of ownership of receipt of Contract proceeds depend on the circumstances of each owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the owner will not be deemed to be in constructive receipt of the contract value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a

Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Contract years. Certain changes in a Contract after it is issued could also cause it to be classified as a Modified Endowment Contract. In the case of a Contract with joint insureds, reducing the death benefit at any time below the lowest death benefit provided by the Contract during the first seven years will probably cause the Contract to be classified as a Modified Endowment Contract.

Although the Contract is specifically designed not to be classified as a Modified Endowment Contract, and we will modify the payment plan selected, if necessary, to ensure that it is not so classified, certain actions by the owner will affect our ability to provide such a plan. Following the payment plan as originally established will ensure that the Contract will not be classified as a Modified Endowment Contract. However, making payments in addition to the the planned periodic payments established at the onset of the Contract (including payments made in connection with an increase in face amount), accelerating the payment schedules or reducing the benefits during the first seven contract years for a Contract with a single insured or at any time for a Contract with joint insureds, may cause the Contract to be classified as a Modified Endowment Contract, or, at a minimum, reduce the amount that may be paid in the future without causing the Contract to be so classified. In short, a current or prospective owner should consult with a competent adviser to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM CONTRACTS THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

   (1) All pre-death distributions, (including partial withdrawals, loans, collateral assignments, capitalized interest or complete surrender) will be treated as ordinary income on an income first basis up to the amount of any income in the Contract (the cash surrender value less the owner's investment in the Contract) immediately before the distribution.

   (2) A 10 percent additional income tax is imposed on the amount included in income except where the distribution (including loans, capitalized interest, assignments, partial withdrawals or complete surrender) is made when the owner has attained age 59 1/2 or becomes disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary.

INVESTMENT IN THE CONTRACT. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is generally reduced by the amount of the distribution that is tax-free.

MULTIPLE CONTRACTS. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

CONTRACT LOANS. If loan debt is outstanding when a Contract is cancelled or lapses, or when benefits are paid at a Policy's maturity date, the amount of the outstanding indebtedness will be added to the net cash surrender value and will be taxed accordingly. In general, interest on loan debt will not be deductible. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

TAXATION OF SINGLE PREMIUM IMMEDIATE ANNUITY RIDER. If a SPIAR is used to make the payments on the Contract, a portion of each payment from the annuity will be includible in income for federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount we expect to pay under the annuity.

If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by us, the remaining income in the annuity rider will be taxed just as in the case of life insurance contracts.

Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the owner or beneficiary.

The SPIAR does not exist independently of a Contract. Accordingly, there are tax consequences if a contract with a SPIAR is assigned, transferred by gift, or pledged. An owner of a Contract with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the Contract.

TRANSFERS. The transfer of the Contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

CONTRACTS USED FOR BUSINESS PURPOSES. The Contract can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Contract.

WE DON'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION REGARDING THE CONTRACT.

THE ABOVE DISCUSSION IS NOT INTENDED AS TAX ADVICE. FOR TAX ADVICE YOU SHOULD CONSULT A COMPETENT TAX ADVISER. ALTHOUGH THIS TAX DISCUSSION IS BASED ON OUR UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED, WE CAN'T GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

OUR INCOME TAXES

Insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Contract and will result in a significantly higher corporate income tax liability for us in early contract years. We make a charge, included in the Contract's deferred contract load, to compensate us for the anticipated higher corporate income taxes that result from the sale of a Contract. (See "Deferred Contract Load".)

We currently make no other charges to the Separate Account for any federal, state or local taxes that we incur that may be attributable to the Separate Account or to the Contracts. We reserve the right, however, to make a charge for any tax or other economic burden resulting from the application of tax laws that we determine to be properly attributable to the Separate Account or to the Contracts.

REINSURANCE

We intend to reinsure some of the risks assumed under the Contracts.

                                 ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, INVESTMENT BASE, CASH SURRENDER VALUES AND ACCUMULATED PAYMENTS

The tables below demonstrate the way in which the Contract works. The tables are based on the following ages, face amounts, payments and guarantee periods and assume maximum mortality charges.

    1. The illustration on page 50 is for a Contract issued to a male age 5 in the medical underwriting class with a single payment of $4,000, a face amount of $288,080 and an initial guarantee period of 15.50 years with planned periodic payments of $4,000 for six contract years.

    2. The illustration on page 51 is for a Contract issued to a male age 35 in the medical underwriting class with an initial payment of $4,500, a face amount of $124,611 and an initial guarantee period of 12.75 years with planned periodic payments of $4,500 for six contract years.

    3. The illustration on page 52 is for a Contract issued to a female age 45 in the medical underwriting class with an initial payment of $5,000, a face amount of $116,558 and an initial guarantee period of 10 years with planned periodic payments of $5,000 for six contract years.

    4. The illustration on page 53 is for a Contract issued to a male age 55 in the standard-simplified underwriting class with an initial payment of $7,500, a face amount of $107,682 and an initial guarantee period of 5.50 years with planned periodic payments of $7,500 for six contract years.

    5. The illustration on page 54 is for a Contract issued to a male age 65 in the standard-simplified underwriting class with an initial payment of $10,000, a face amount of $103,905 and an initial guarantee period of 3.25 years with planned periodic payments of $10,000 for six contract years.

    6. The illustration on page 55 is for a Contract issued to a male age 55 and a female age 55 in the medical underwriting class with an initial payment of $10,000, a face amount of $205,820 and an initial guarantee period of $3.25 years with planned periodic payments of $10,000 for six contract years.

The tables show how the death benefit, investment base and cash surrender value may vary over an extended period of time assuming hypothetical rates of return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%.

The death benefit, investment base and cash surrender value for a Contract would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual contract years.

The amounts shown for the death benefit, investment base and cash surrender value as of the end of each contract year take into account the daily asset charge in the Separate Account equivalent to .90% (annually at the beginning of the year) of assets attributable to the Contracts at the beginning of the year.

The amounts shown in the tables also assume an additional charge of .58%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1998 expenses (including monthly advisory fees and operating expenses) for the Funds, and the current trust charge. This charge also reflects expense reimbursements made in 1998 (or estimated for 1999) to certain portfolios by the investment adviser to the respective portfolio. These reimbursements, amounted to .17%, .13%, .35%, .03%, and .98% of the average daily net assets of the Developing Capital Markets Focus Fund, the Natural Resources Portfolio, the Alliance Quasar Portfolio," the Alliance Premier Growth Portfolio, and the Mercury V.I. U.S.

Large Cap Fund, respectively. (See "Charges to Fund Assets".) The actual charge under a Contract for Fund expenses and the trust charge will depend on the actual allocation of the investment base and may be higher or lower depending on how the investment base is allocated.

Taking into account the .90% asset charge in the Separate Account and the .58% charge described above, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of--1.47%, 4.47%, and 10.42%, respectively. The gross returns are before any deductions and should not be compared to rates which reflect deduction of charges.

The hypothetical returns shown on the tables are without any income tax charges that may be attributable to the Separate Account in the future (although they do reflect the charge for federal income taxes included in the deferred contract loading, see "Deferred Contract Load"). In order to produce after tax returns of 0%, 6% and 12%, the Funds would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges attributable to the Separate Account.

The second column of the tables shows the amount which would accumulate if an amount equal to the payments were invested to earn interest (after taxes) at 5% compounded annually.

We will furnish upon request a personalized illustration reflecting the proposed insureds age, face amount and the payment amounts requested. The illustration will also use current cost of insurance rates and will assume that the proposed insured is in a standard underwriting class.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 5
             $4,000 INITIAL PAYMENT FOR MEDICAL UNDERWRITING CLASS
        FACE AMOUNT: $288,080  INITIAL GUARANTEE PERIOD(1): 15.50 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                                 TOTAL                   END OF YEAR
                                                                                PAYMENTS              DEATH BENEFIT(3)
                                                                               MADE PLUS         ASSUMING HYPOTHETICAL GROSS
                                                                             INTEREST AT 5%      ANNUAL INVESTMENT RETURN OF
                                                                                   AS         ---------------------------------
CONTRACT YEAR                                                  PAYMENTS(2)   OF END OF YEAR      0%         6%          12%
-------------------------------------------------------------  -----------  ----------------  ---------  ---------  -----------
1............................................................   $   4,000      $    4,200     $ 288,080  $ 288,080  $   288,080
2............................................................       4,000           8,610       288,080    288,080      288,080
3............................................................       4,000          13,241       288,080    288,080      288,080
4............................................................       4,000          18,103       288,080    288,080      288,080
5............................................................       4,000          23,208       288,080    288,080      288,080
6............................................................       4,000          28,568       288,080    288,080      288,080
7............................................................       4,000          34,196       288,080    288,080      306,015
8............................................................           0          35,906       288,080    288,080      326,168
9............................................................           0          37,702       288,080    288,080      347,330
10...........................................................           0          39,587       288,080    288,080      369,579
15...........................................................           0          50,524       288,080    288,080      500,623
20 (age 25)..................................................           0          64,482       288,080    288,080      675,848
30 (age 35)..................................................           0         105,035       288,080    288,080    1,231,147
60 (age 65)..................................................           0         453,956       288,080    299,490    7,453,665

                                                            END OF YEAR                  END OF YEAR
                                                        INVESTMENT BASE(3)         CASH SURRENDER VALUE(3)
                                                    ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
                                                    ANNUAL INVESTMENT RETURN OF  ANNUAL INVESTMENT RETURN OF
                                                    ---------------------------  ---------------------------
CONTRACT YEAR                                         0%      6%        12%        0%      6%        12%
--------------------------------------------------  ------  -------  ----------  ------  -------  ----------
1.................................................  $3,643  $ 3,875  $    4,108  $3,319  $ 3,551  $    3,784
2.................................................   7,212    7,903       8,623   6,600    7,291       8,011
3.................................................  10,717   12,101      13,599   9,853   11,237      12,735
4.................................................  14,148   16,465      19,074  13,068   15,385      17,994
5.................................................  17,496   20,991      25,087  16,236   19,731      23,827
6.................................................  20,773   25,698      31,706  19,369   24,294      30,302
7.................................................  23,958   30,573      38,969  22,446   29,061      37,457
8.................................................  23,134   31,466      42,536  21,874   30,206      41,276
9.................................................  22,283   32,358      46,411  21,275   31,350      45,403
10................................................  21,404   33,249      50,621  20,648   32,493      49,865
15................................................  17,144   38,276      78,369  17,108   38,240      78,333
20 (age 25).......................................  13,590   44,986     122,795  13,590   44,986     122,795
30 (age 35).......................................   7,668   64,429     309,957   7,668   64,429     309,957
60 (age 65).......................................       0  171,467   4,495,929       0  171,467   4,495,929

--------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 72.25 years at the end of contract year 7.

(2) All payments are illustrated as if made at the beginning of the contract year.

(3)  Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 35
             $4,500 INITIAL PAYMENT FOR MEDICAL UNDERWRITING CLASS
        FACE AMOUNT: $124,611  INITIAL GUARANTEE PERIOD(1): 12.75 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                                                          END OF YEAR
                                                                                                       DEATH BENEFIT(3)
                                                                                   TOTAL          ASSUMING HYPOTHETICAL GROSS
                                                                                  PAYMENTS        ANNUAL INVESTMENT RETURN OF
                                                                                 MADE PLUS      -------------------------------
END OF CONTRACT YEAR                                             PAYMENTS(2)   INTEREST AT 5%      0%         6%         12%
---------------------------------------------------------------  -----------  ----------------  ---------  ---------  ---------
1..............................................................   $   4,500      $    4,725     $ 124,611  $ 124,611  $ 124,611
2..............................................................       4,500           9,686       124,611    124,611    124,611
3..............................................................       4,500          14,896       124,611    124,611    124,611
4..............................................................       4,500          20,365       124,611    124,611    124,611
5..............................................................       4,500          26,109       124,611    124,611    124,611
6..............................................................       4,500          32,139       124,611    124,611    124,611
7..............................................................       4,500          38,471       124,611    124,611    132,611
8..............................................................           0          40,395       124,611    124,611    141,351
9..............................................................           0          42,414       124,611    124,611    150,527
10.............................................................           0          44,535       124,611    124,611    160,174
15.............................................................           0          56,839       124,611    124,611    216,961
20.............................................................           0          72,543       124,611    124,611    292,923
30 (age 65)....................................................           0         118,165       124,611    124,611    534,159

                                                                          END OF YEAR                        END OF YEAR
                                                                      INVESTMENT BASE(3)               CASH SURRENDER VALUE(3)
                                                                  ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                                                                  ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
                                                              -----------------------------------  -------------------------------
END OF CONTRACT YEAR                                             0%         6%           12%          0%         6%         12%
------------------------------------------------------------  ---------  ---------  -------------  ---------  ---------  ---------
1...........................................................  $   4,138  $   4,400  $       4,662  $   3,773  $   4,035      4,297
2...........................................................      8,169      8,950          9,764      7,480      8,262      9,076
3...........................................................     12,091     13,655         15,351     11,119     12,683     14,379
4...........................................................     15,904     18,519         21,471     14,689     17,304     20,256
5...........................................................     19,612     23,552         28,184     18,194     22,135     26,766
6...........................................................     23,214     28,759         35,552     21,634     27,180     33,973
7...........................................................     26,715     34,152         43,641     25,014     32,451     41,940
8...........................................................     25,707     35,063         47,562     24,290     33,645     46,144
9...........................................................     24,689     35,989         51,841     23,555     34,855     50,707
10..........................................................     23,660     36,932         56,515     22,809     36,081     55,664
15..........................................................     18,897     42,520         87,796     18,856     42,480     87,755
20..........................................................     14,247     49,349        136,842     14,247     49,349    136,842
30 (age 65).................................................        606     63,150        322,196        606     63,150    322,196

--------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 44.75 years at the end of contract year 7.

(2) All payments are illustrated as if made at the beginning of the contract year.

(3)  Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                              FEMALE ISSUE AGE 45
             $5,000 INITIAL PAYMENT FOR MEDICAL UNDERWRITING CLASS
        FACE AMOUNT (1): $116,558  INITIAL GUARANTEE PERIOD(1): 10 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                                   TOTAL                  END OF YEAR
                                                                                  PAYMENTS             DEATH BENEFIT(3)
                                                                                 MADE PLUS        ASSUMING HYPOTHETICAL GROSS
                                                                               INTEREST AT 5%     ANNUAL INVESTMENT RETURN OF
                                                                                     AS         -------------------------------
CONTRACT YEAR                                                    PAYMENTS(2)   OF END OF YEAR      0%         6%         12%
---------------------------------------------------------------  -----------  ----------------  ---------  ---------  ---------
1..............................................................   $   5,000      $    5,250     $ 116,558  $ 116,558  $ 116,558
2..............................................................       5,000          10,763       116,558    116,558    116,558
3..............................................................       5,000          16,551       116,558    116,558    116,558
4..............................................................       5,000          22,628       116,558    116,558    116,558
5..............................................................       5,000          29,010       116,558    116,558    116,558
6..............................................................       5,000          35,710       116,558    116,558    116,558
7..............................................................       5,000          42,746       116,558    116,558    123,723
8..............................................................           0          44,883       116,558    116,558    131,894
9..............................................................           0          47,127       116,558    116,558    140,472
10.............................................................           0          49,483       116,558    116,558    149,487
15.............................................................           0          63,155       116,558    116,558    202,535
20 (age 65)....................................................           0          80,603       116,558    116,558    273,464
30.............................................................           0         131,294       116,558    116,558    498,708

                                                                          END OF YEAR                        END OF YEAR
                                                                    CASH INVESTMENT BASE(3)              SURRENDER VALUE(3)
                                                                  ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                                                                  ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
                                                              -----------------------------------  -------------------------------
CONTRACT YEAR                                                    0%         6%           12%          0%         6%         12%
------------------------------------------------------------  ---------  ---------  -------------  ---------  ---------  ---------
1...........................................................  $   4,483  $   4,771  $       5,060  $   4,078  $   4,366  $   4,655
2...........................................................      8,844      9,700         10,593      8,079      8,935      9,828
3...........................................................     13,084     14,794         16,650     12,004     13,714     15,570
4...........................................................     17,209     20,062         23,290     15,859     18,712     21,940
5...........................................................     21,223     25,517         30,581     19,648     23,942     29,006
6...........................................................     25,129     31,168         38,595     23,374     29,413     36,840
7...........................................................     28,929     37,024         47,401     27,039     35,134     45,511
8...........................................................     27,718     37,892         51,550     26,143     36,317     49,975
9...........................................................     26,494     38,770         56,071     25,234     37,510     54,811
10..........................................................     25,255     39,657         60,996     24,310     38,712     60,051
15..........................................................     19,542     44,999         93,941     19,497     44,954     93,896
20 (age 65).................................................     14,111     51,701        145,805     14,111     51,701    145,805
30..........................................................          0     64,120        341,696          0     64,120    341,696

--------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 40.25 years at the end of the contract year 7.

(2) All payments are illustrated as if made at the beginning of the contract year.

(3)  Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 55
       $7,500 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
         FACE AMOUNT: $107,682  INITIAL GUARANTEE PERIOD(1): 5.50 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                                   TOTAL                  END OF YEAR
                                                                                  PAYMENTS             DEATH BENEFIT(3)
                                                                                 MADE PLUS        ASSUMING HYPOTHETICAL GROSS
                                                                               INTEREST AT 5%     ANNUAL INVESTMENT RETURN OF
                                                                                     AS         -------------------------------
CONTRACT YEAR                                                    PAYMENTS(2)   OF END OF YEAR      0%         6%         12%
---------------------------------------------------------------  -----------  ----------------  ---------  ---------  ---------
1..............................................................   $   7,500      $    7,875     $ 107,682  $ 107,682  $ 107,682
2..............................................................       7,500          16,144       107,682    107,682    107,682
3..............................................................       7,500          24,826       107,682    107,682    107,682
4..............................................................       7,500          33,942       107,682    107,682    107,682
5..............................................................       7,500          43,514       107,682    107,682    107,682
6..............................................................       7,500          53,565       107,682    107,682    107,682
7..............................................................       7,500          64,118       107,682    107,682    114,047
8..............................................................           0          67,324       107,682    107,682    121,622
9..............................................................           0          70,690       107,682    107,682    129,571
10 (age 65)....................................................           0          74,225       107,682    107,682    137,923
15.............................................................           0          94,732       107,682    107,682    187,026
20.............................................................           0         120,905       107,682    107,682    252,698
30.............................................................           0         196,941             0    107,682    461,621

                                                                            END OF YEAR                      END OF YEAR
                                                                        INVESTMENT BASE(3)             CASH SURRENDER VALUE(3)
                                                                    ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                                                    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                                                  -------------------------------  -------------------------------
CONTRACT YEAR                                                        0%         6%         12%        0%         6%         12%
----------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
1...............................................................  $   6,259  $   6,681  $   7,106  $   5,651  $   6,074  $   6,498
2...............................................................     12,323     13,560     14,857     11,176     12,412     13,709
3...............................................................     18,212     20,661     23,344     16,592     19,041     21,724
4...............................................................     23,937     28,005     32,668     21,912     25,980     30,643
5...............................................................     29,514     35,619     42,942     27,151     33,256     40,579
6...............................................................     34,957     43,529     54,300     32,324     40,896     51,668
7...............................................................     40,282     51,765     66,862     37,447     48,930     64,027
8...............................................................     38,050     52,453     72,334     35,688     50,090     69,971
9...............................................................     35,750     53,083     78,240     33,860     51,193     76,350
10 (age 65).....................................................     33,372     53,644     84,610     31,955     52,227     83,193
15..............................................................     20,917     56,056    125,802     20,850     55,988    125,734
20..............................................................      4,885     55,591    186,637      4,885     55,591    186,637
30..............................................................          0          0    391,111          0          0    391,111

--------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 27 years at the end of the contract year 7.

(2) All payments are illustrated as if made at the beginning of the contract year.

(3)  Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 65
       $10,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
         FACE AMOUNT: $103,905  INITIAL GUARANTEE PERIOD(1): 3.25 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                                   TOTAL                  END OF YEAR
                                                                                  PAYMENTS             DEATH BENEFIT(3)
                                                                                 MADE PLUS        ASSUMING HYPOTHETICAL GROSS
                                                                               INTEREST AT 5%     ANNUAL INVESTMENT RETURN OF
                                                                                     AS         -------------------------------
CONTRACT YEAR                                                    PAYMENT(2)    OF END OF YEAR      0%         6%         12%
---------------------------------------------------------------  -----------  ----------------  ---------  ---------  ---------
1..............................................................   $  10,000      $   10,500     $ 103,905  $ 103,905  $ 103,905
2..............................................................      10,000          21,525       103,905    103,905    103,905
3..............................................................      10,000          33,101       103,905    103,905    103,905
4..............................................................      10,000          45,256       103,905    103,905    103,905
5..............................................................      10,000          58,019       103,905    103,905    103,905
6..............................................................      10,000          71,420       103,905    103,905    103,905
7..............................................................      10,000          85,491       103,905    103,905    109,986
8..............................................................           0          89,766       103,905    103,905    117,355
9..............................................................           0          94,254       103,905    103,905    125,085
10.............................................................           0          98,967       103,905    103,905    133,199
15.............................................................           0         126,309       103,905    103,905    180,806
20.............................................................           0         161,206             0    103,905    244,414
30.............................................................           0         262,588             0          0    446,768

                                                                            END OF YEAR                      END OF YEAR
                                                                        INVESTMENT BASE(3)             CASH SURRENDER VALUE(3)
                                                                    ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                                                    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                                                  -------------------------------  -------------------------------
CONTRACT YEAR                                                        0%         6%         12%        0%         6%         12%
----------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
1...............................................................  $   7,295  $   7,835  $   8,382  $   6,485  $   7,025  $   7,572
2...............................................................     14,352     15,893     17,531     12,822     14,363     16,001
3...............................................................     21,205     24,217     27,585     19,045     22,057     25,425
4...............................................................     27,894     32,862     38,712     25,194     30,162     36,012
5...............................................................     34,460     41,885     51,115     31,310     38,735     47,965
6...............................................................     40,947     51,354     65,041     37,437     47,844     61,531
7...............................................................     47,413     61,354     80,719     43,633     57,574     76,939
8...............................................................     43,705     61,165     86,811     40,555     58,015     83,661
9...............................................................     39,776     60,737     93,321     37,256     58,217     90,801
10..............................................................     35,576     60,020    100,267     33,686     58,130     98,377
15..............................................................      9,434     51,071    144,126      9,344     50,981    144,036
20..............................................................          0     16,806    207,081          0     16,806    207,081
30..............................................................          0          0    416,323          0          0    416,323

--------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 19.50 years at the end of contract year 7.

(2) All payments are illustrated as if made at the beginning of the contract year.

(3)  Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
             JOINT INSUREDS: FEMALE ISSUE AGE 55/MALE ISSUE AGE 55
             $10,000 INITIAL PAYMENT FOR MEDICAL UNDERWRITING CLASS
          FACE AMOUNT: $205,820  INITIAL GUARANTEE PERIOD(1): 17 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                                   TOTAL                  END OF YEAR
                                                                                  PAYMENTS             DEATH BENEFIT(3)
                                                                                 MADE PLUS        ASSUMING HYPOTHETICAL GROSS
                                                                               INTEREST AT 5%     ANNUAL INVESTMENT RETURN OF
                                                                                     AS         -------------------------------
CONTRACT YEAR                                                    PAYMENT(2)    OF END OF YEAR      0%         6%         12%
---------------------------------------------------------------  -----------  ----------------  ---------  ---------  ---------
1..............................................................   $  10,000      $   10,500     $ 205,820  $ 205,820  $ 205,820
2..............................................................      10,000          21,525       205,820    205,820    205,820
3..............................................................      10,000          33,101       205,820    205,820    205,820
4..............................................................      10,000          45,256       205,820    205,820    205,820
5..............................................................      10,000          58,019       205,820    205,820    205,820
6..............................................................      10,000          71,420       205,820    205,820    205,820
7..............................................................      10,000          85,491       205,820    205,820    222,017
8..............................................................           0          89,766       205,820    205,820    236,790
9..............................................................           0          94,254       205,820    205,820    252,269
10.............................................................           0          98,967       205,820    205,820    268,510
15.............................................................           0         126,309       205,820    205,820    363,815
20.............................................................           0         161,206       205,820    205,820    491,169
30.............................................................           0         262,588       205,820    205,820    896,236

                                                                            END OF YEAR                      END OF YEAR
                                                                        INVESTMENT BASE(3)             CASH SURRENDER VALUE(3)
                                                                    ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                                                    ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                                                  -------------------------------  -------------------------------
CONTRACT YEAR                                                        0%         6%         12%        0%         6%         12%
----------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
1...............................................................  $   9,728  $  10,322  $  10,917  $   8,738  $   9,332  $   9,927
2...............................................................     19,171     20,964     22,828     17,301     19,094     20,958
3...............................................................     28,332     31,938     35,836     25,692     29,298     33,196
4...............................................................     37,211     43,256     50,055     33,911     39,956     46,755
5...............................................................     45,813     54,933     65,612     41,963     51,083     61,762
6...............................................................     54,141     66,985     82,651     49,851     62,695     78,361
7...............................................................     62,198     79,429    101,318     57,578     74,809     96,698
8...............................................................     60,225     81,924    110,817     56,375     78,074    106,967
9...............................................................     58,210     84,463    121,215     55,130     81,383    118,135
10..............................................................     56,142     87,035    132,584     53,832     84,725    130,274
15..............................................................     46,198    101,799    208,771     46,088    101,689    208,661
20..............................................................     34,501    118,184    326,620     34,501    118,184    326,620
30..............................................................          0    130,332    737,479          0    130,332    737,479

--------
(1) The initial guarantee period will increase with each additional payment and, assuming all planned periodic payments are made, will be 33.75 at the end of contract year 7.

(2) All payments are illustrated as if made at the beginning of the contract year.

(3)  Assumes no loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 JOINT INSUREDS

The Contract can insure two lives. Some of the discussions in this Prospectus applicable to the Contract apply only to a Contract on a single insured. Set out below are the modifications to the designated sections of this Prospectus for joint insureds. Except in the sections noted below, the discussions in this Prospectus referencing a single insured can be read as applying to two insureds.

AVAILABILITY AND PAYMENTS (REFERENCE PAGE CAPSULE SUMMARY)

We will not accept an initial payment that will provide a guarantee period of less than the minimum guarantee period for which we would then issue a Contract based on the age of the younger insured. This minimum will range from 10 to 40 years depending on the age of the younger insured.

WHO MAY BE COVERED (REFERENCE PAGE 21)

We will issue a Contract on the lives of two insureds provided the relationship among the applicant and the insureds meets our insurable interest requirements and provided neither insured is over age 80 and no more than one insured is under age 20. We will determine the insureds' issue ages using their ages as of their birthdays nearest the contract date.

The initial payment, plus the planned periodic payments elected, and the average age of the insureds determine whether underwriting will be done on a simplified or medical basis. The maximum amount underwritten on a simplified basis for joint insureds depends on our administrative rules in effect at the time of underwriting.

Under both simplified and medical underwriting methods, Contracts may be issued on joint insureds in a standard underwriting class only.

PAYMENTS (REFERENCE PAGE 22)

We will not accept an initial payment for a specified face amount that will provide a guarantee period of less than the minimum guarantee period for which we would then issue a Contract based on the age of the younger insured. The minimum will range from 10 to 40 years depending on the age of the younger insured.

MAKING PAYMENTS

PAYMENTS NOT UNDER A PERIODIC PLAN (REFERENCE PAGE 24). You may make additional payments which are not under a periodic payment plan only if both insureds are living and the attained ages of both insureds are not over 80.

PAYMENTS UNDER A PERIODIC PLAN (REFERENCE PAGE 23). You may change the frequency and the amount of planned payments provided both insureds are living. Planned payments must be received while at least one insured is living. A combination periodic plan is not available for joint insureds.

EFFECT OF ADDITIONAL PAYMENTS (REFERENCE PAGE 25). If the guarantee period prior to receipt and acceptance of an additional payment is less than for the life of the younger insured, the payment will first be used to extend the guarantee period to the whole of life of the younger insured.

CHANGING THE FACE AMOUNT

INCREASING THE FACE AMOUNT (REFERENCE PAGE 27). You may increase the face amount of your Contract only if both insureds are living. A change in face amount is not permitted if the attained age of either insured is over 80.

DECREASING THE FACE AMOUNT (REFERENCE PAGE 27). You may decrease the face amount of your Contract if either insured is living. Any reduction in death benefit under a contract insuring two persons will likely result in a failure to satisfy the 7-pay test (See Tax Considerations").

CHARGES DEDUCTED FROM THE INVESTMENT BASE

DEFERRED CONTRACT LOAD (REFERENCE PAGE 29). The deferred contract load equals 11.0% of each payment. This charge consists of a sales load, a charge for federal income taxes measured by premiums and a state and local premium tax charge.

The sales load, equal to 6.5% of each payment, compensates us for sales expenses. The sales load may be reduced if cumulative payments are sufficiently high to reach certain breakpoints (4% of payments in excess of $1.5 million and 2% of payments in excess of $4 million). The charge for federal taxes is equal to 2% of each payment. The state and local premium tax charge, equal to 2.5% of payments, compensates us for state and local premium taxes that must be paid when a payment is accepted.

We deduct an amount equal to 1.1% of each payment from the investment base on each of the ten contract anniversaries following payment.

MORTALITY COST (COST OF INSURANCE) (REFERENCE PAGE 29). For Contracts issued on joint insureds, current cost of insurance rates are equal to the guaranteed maximum cost of insurance rates set forth in the Contract. Those rates are based on the 1980 Commissioners Aggregate Mortality Table and do not distinguish between insureds in a smoker underwriting class and insureds in a non-smoker underwriting class. The cost of insurance rates are based on an aggregate class which is made up of a blend of smokers and non-smokers.

GUARANTEE PERIOD

WHEN THE GUARANTEE PERIOD IS LESS THAN FOR LIFE (REFERENCE PAGE 32). If we cancel a Contract, you may reinstate it only if neither insured has died between the date the Contract was terminated and the effective date of the reinstatement and you meet the other requirements.

NET CASH SURRENDER VALUE

CANCELING TO RECEIVE NET CASH SURRENDER VALUE (REFERENCE PAGE 33). You may cancel your Contracts at any time while either insured is living.

PARTIAL WITHDRAWALS (REFERENCE PAGE 33)

You cannot make partial withdrawals from Contracts of joint insureds.

DEATH BENEFIT PROCEEDS (REFERENCE PAGE 35)

We will pay the death benefit proceeds to the beneficiary when our Service Center receives all information needed to process the payment, including due proof of the last surviving insured's death. We must receive proof of death for both insureds. There is no death benefit payable at the first death. When we are first provided reliable notification of the last surviving insured's death by a representative of the owner or the insured, we may transfer the investment base to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

If one of the insureds should die within two years from the Contract's issue date, within two years from the effective date of any increase in face amount requested or within two years from the date an additional payment was received and accepted, proof of the insured's death should be sent promptly to our Service Center since we may only pay a limited benefit or contest the Contract. (See "Incontestability" and "Payment in Case of Suicide".)

NET SINGLE PREMIUM FACTOR (REFERENCE PAGE 36). The net single premium factors are based on the insureds' sexes and underwriting classes and the attained ages on the date of calculation.

PAYMENT OF DEATH BENEFIT PROCEEDS (REFERENCE PAGE 36)

If payment is delayed, we will add interest from the date of the last surviving insured's death to the date of payment at an annual rate of at least 4%.

RIGHT TO EXCHANGE CONTRACT (REFERENCE PAGE 37)

You may exchange your Contract for a joint and last survivor Contract with benefits that don't vary with the investment results of a separate account.

USING THE CONTRACT

OWNERSHIP (REFERENCE PAGE 39). The contract owner is one of the insureds, unless another owner has been named in the application.

The contract owner may want to name a contingent owner in the event the contract owner dies before the last surviving insured. The contingent owner would then own the contract owner's interest in the Contract and have all the contract owner's rights.

NAMING BENEFICIARIES (REFERENCE PAGE 39). We pay the primary beneficiary the proceeds of this Contract upon the last surviving insured's death. If no contingent beneficiary is living, we pay the last surviving insured's estate.

CHANGING THE INSURED (REFERENCE PAGE 39). Not available for joint insureds.

MATURITY PROCEEDS (REFERENCE PAGE 40). The maturity date is the contract anniversary nearest the younger insured's 100th birthday. On the maturity date, we will pay the net cash surrender value to you, provided either insured is living.

OTHER CONTRACT PROVISIONS

INCONTESTABILITY (REFERENCE PAGE 41). We won't contest the validity of a Contract after it has been in effect during the lifetimes of both insureds for two years from the issue date. We won't contest any change in face amount requested after the change has been in effect during the lifetimes of both insureds for two years from the date of the change. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the lifetime of either insured for two years from the date the payment has been received and accepted.

PAYMENT IN CASE OF SUICIDE (REFERENCE PAGE 42). If either insured commits suicide within two years from the issue date, we will pay only a limited benefit and terminate the Contract. The benefit will be equal to the payments made reduced by any debt.

If either insured commits suicide within two years of the effective date of any increase in face amount requested, the coverage attributable to the increase will be terminated and a limited benefit will be paid. The benefit will be limited to the amount of mortality cost deductions made for the increase.

If either insured commits suicide within two years of any date an additional payment is received and accepted, the coverage attributable to the payment will be terminated and only a limited benefit will be paid. The benefit will be equal to the payment less any debt attributable to amounts borrowed during the two years from the date the payment was received and accepted.

ESTABLISHING SURVIVORSHIP (ONLY APPLICABLE TO JOINT INSUREDS). If we are unable to determine which of the insureds was the last survivor on the basis of the proofs of death provided, we will consider insured No. 1 as designated in the application to be the last surviving insured.

Within 90 days of the death of the first insured, the owner may elect to apply the amount of the limited benefit to a single life contract on the life of the surviving insured, subject to the following provisions:

     - The new contract's issue date will be the date of death of the deceased insured;
     - The insurance age will be the surviving insured's attained age on the new contract's issue date;
     - No medical examination or other evidence of insurability will be required for the new contract;
     - The face amount of the new contract will be determined by applying the limited benefit amount as a single premium payment under the new contract. The face amount of the new contract may not exceed the face amount of this Contract;
     - A written request for a new contract must be received at the Service Center;
     -  The new contract cannot involve any other life;
     - Additional benefits or riders available on this Contract will be available with the new contract only with our consent;
     - The new contract will be issued at our then current rates for the surviving insured's attained age, based on the underwriting class assigned to the surviving insured when this Contract was underwritten. The underwriting class for the new contract may differ from that of this Contract; and
     - If the minimum amount of insurance that would be purchased under the new Contract falls below the minimum insurance amounts currently allowed, this option will not be available.

INCOME PLANS (REFERENCE PAGE 38)

If no plan has been chosen when the last surviving insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to him or her to one or more of the income plans.

                MORE ABOUT ML LIFE INSURANCE COMPANY OF NEW YORK

DIRECTOR AND EXECUTIVE OFFICERS

Our directors and executive officers and their positions with us are as follows:

NAME                                                     POSITION(S) WITH THE COMPANY
--------------------------------  --------------------------------------------------------------------------
Anthony J. Vespa................  Chairman of the Board, President, and Chief Executive Officer
Joseph E. Crowne, Jr............  Director, Senior Vice President, Chief Financial Officer, Chief Actuary,
                                    and Treasurer
Michael P. Cogswell.............  Director, Vice President, and Senior Counsel
Frederick J.C. Butler...........  Director
Robert L. Israeloff.............  Director
Allen N. Jones..................  Director
Cynthia L. Kahn.................  Director
Robert A. King..................  Director
Stanley C. Peterson.............  Director
Irving M. Pollack...............  Director
Robert J. Boucher...............  Senior Vice President, Variable Life Administration

Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Some directors have held various executive positions with insurance company subsidiaries of ML of New York's indirect parent, Merrill Lynch & Co., Inc. The principal positions of ML of New York's directors and executive officers for the past five years are listed below:

Mr. Vespa joined ML of New York in February 1994. Since February 1994, he has held the position of Senior Vice President of MLPF&S.

Mr. Crowne joined ML of New York in June 1991.

Mr. Skolnick joined ML of New York in November 1989. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc., and First Vice President and Assistant General Counsel of MLPF&S.

Mr. Dunford joined ML of New York in July 1990.

Ms. Farkas joined ML of New York in August 1995. Prior to August 1995, she held the position of Director of Market Planning of MLPF&S.

Mr. Cogswell has been with ML of New York since November of 1990.

Mr. Butler joined ML of New York in April 1991. Since 1991, he has been chairman of Butler, Chapman & Co., Inc., an investment banking firm.

Mr. Israeloff joined ML of New York in April 1991. Since 1964, he has been Chairman and Executive Partner of Israeloff, Trattner & Co., CPAs, P.C., a public accounting firm.

Mr. Jones joined ML of New York in June 1996. Since May 1992, he has been Senior Vice President of MLPF&S. From June 1992 to May 1995, he served as a director of ML of New York.

Ms. Kahn joined ML of New York in November 1993. She is a partner at the law firm of Rogers & Wells. She has been associated with Rogers & Wells since 1984.

Mr. King joined ML of New York in April 1991. In May 1996, he retired from the position of Vice President for Finance at Marymount College, Tarrytown, New York, which he has held since February 1991.

Mr. Peterson joined ML of New York in December 1997. Since November 1997, he has been National Sales Director for MLLA. Prior to November 1997, he held various positions with MLLA.

Mr. Pollack joined ML of New York in April 1991. In 1980, he retired from Securities and Exchange Commission after thirty years of service, and having served as an SEC Commissioner from 1974 to 1980. Since 1980, he has practiced law and been a private consultant in the securities and capital markets fields.

Mr. Boucher joined ML of New York in May 1992.

None of our shares are owned by any of our officers or directors, as we are a wholly owned subsidiary of MLIG. Our officers and directors, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

SERVICES ARRANGEMENT

We and MLIG are parties to a service agreement pursuant to which MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to us, including services related to the Separate Account and the Contracts. We reimburse expenses incurred by MLIG under this service agreement on an allocated cost basis. Charges billed to us by MLIG under the agreement were $4.8 million for the year ended December 31, 1998.

STATE REGULATION

We are subject to the laws of the State of New York and to the regulations of the New York Insurance Department (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Annual Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which it is licensed to do business.

YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Separate Account could be adversely affected if the computer systems we or the other service providers use do not properly address this problem before January 1, 2000. Merrill Lynch & Co., Inc. has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Substantial resources are being devoted to this effort. It is difficult to predict whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. Currently, we don't anticipate that the transition to the 21st century will have any material impact on our ability to continue to service the Contracts at current levels. In addition, we have sought assurances from the other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000. We will continue to monitor the situation. At this time, however, we cannot give assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Separate Account attributable to the Year 2000 Problem.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We and MLPF&S are engaged in various kinds of routine litigation that, in our judgment, is not material to our total assets or to MLPF&S.

EXPERTS

Our financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and of the Separate Account as of December 31, 1998 and for the periods presented included in this Prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1433.

Actuarial matters included in this Prospectus have been examined by Joseph E. Crowne, Jr., F.S.A., our Chief Actuary and Chief Financial Officer, as stated in his opinion filed as an exhibit to the registration statement.

LEGAL MATTERS

Our organization, our authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Barry G. Skolnick, our Senior Vice President and General Counsel. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

REGISTRATION STATEMENTS

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 that relate to the Contract and its investment options. This Prospectus does not contain all of the information in the registration statements as permitted by Securities and Exchange Commission regulations. The omitted information can be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

FINANCIAL STATEMENTS

Our financial statements, included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
ML Life Insurance Company of New York


We have audited the accompanying statement of net assets of ML of New York Variable Life Separate Account II (the "Account") as of December 31, 1998 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of ML Life Insurance Company of New York (the "Company"). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund and unit investment trust securities owned at December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1998 and the results of its operations and the changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules included herein are presented for the purpose of additional analysis and are not a required part of the basic financial statements. These schedules are the responsibility of the Company's management. Such schedules have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.





February 4, 1999

ML OF NEW YORK VARIABLE  LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF NET ASSETS AT DECEMBER 31, 1998

ASSETS:                                                                    Cost                 Shares             Market Value
								  --------------------- --------------------- ---------------------
Investments in Merrill Lynch Series Fund, Inc. (Note 1):
  Money Reserve Portfolio                                         $          6,977,362             6,977,362  $          6,977,362
  Intermediate Government Bond Portfolio                                     1,111,060               100,127             1,133,437
  Long-Term Corporate Bond Portfolio                                           412,749                35,610               424,116
  Capital Stock Portfolio                                                    2,525,605               109,586             2,962,113
  Growth Stock Portfolio                                                     3,649,142               137,221             5,036,017
  Multiple Strategy Portfolio                                                2,698,844               165,844             3,013,380
  High Yield Portfolio                                                       1,192,992               134,215             1,060,302
  Natural Resources Portfolio                                                  177,064                21,169               145,222
  Global Strategy Portfolio                                                  4,717,518               308,808             4,940,927
  Balanced Portfolio                                                           919,641                62,924             1,018,118
								  ---------------------                       ---------------------
									    24,381,977                                  26,710,994
								  ---------------------                       ---------------------
Investments in Merrill Lynch Variable Series Funds, Inc. (Note 1):
  Global Utility Focus Fund                                                    159,400                12,788               218,423
  International Equity Focus Fund                                            1,049,170                92,510               988,007
  Global Bond Focus Fund                                                        67,685                 7,156                70,844
  Basic Value Focus Fund                                                     3,884,539               275,737             4,045,055
  Developing Capital Markets Focus Fund                                        580,039                59,428               382,124
  Special Value Focus Fund                                                     505,658                23,415               467,131
  Index 500 Fund                                                               570,337                41,354               671,148
								  ---------------------                       ---------------------
									     6,816,828                                   6,842,732
								  ---------------------                       ---------------------
Investments in Alliance
 Variable Products Series Fund, Inc. (Note 1):
  Premier Growth Portfolio                                                   2,085,496                89,508             2,777,443
								  ---------------------                       ---------------------
									     2,085,496                                   2,777,443
								  ---------------------                       ---------------------
Investments in MFS Variable Insurance Trust (Note 1):
  MFS Emerging Growth Series                                                 1,054,829                60,413             1,297,072
  MFS Research Series                                                        1,299,163                79,341             1,511,446
								  ---------------------                       ---------------------
									     2,353,992                                   2,808,518
								  ---------------------                       ---------------------
Investments in AIM Variable Insurance Funds, Inc. (Note 1):
  AIM V.I. Value Fund                                                        1,915,436                86,612             2,273,566
  AIM V.I. Capital Appreciation Fund                                           675,571                31,013               781,537
								  ---------------------                       ---------------------
									     2,591,007                                   3,055,103
								  ---------------------                       ---------------------




														(continued)

ML OF NEW YORK VARIABLE  LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF NET ASSETS AT DECEMBER 31, 1998 (continued)

									   Cost                 Units              Market Value
								  --------------------- --------------------- ---------------------

Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through K (Note 1):
     1999 Trust                                                                  7,974                 9,496                 9,453
     2000 Trust                                                                 80,482               103,767                98,901
     2003 Trust                                                                 26,869                45,370                36,797
     2004 Trust                                                                 18,245                31,466                24,836
     2005 Trust                                                                 26,888                46,147                34,950
     2007 Trust                                                                  7,158                14,867                10,332
     2009 Trust                                                                     14                    26                    16
     2010 Trust                                                                141,243               272,041               154,470
     2013 Trust                                                                  6,310                19,035                 9,036
     2014 Trust                                                                191,667               465,797               205,701
								  ---------------------                       ---------------------
									     1,250,787                                   1,370,158
								  ---------------------                       ---------------------
  TOTAL ASSETS                                                    $         39,480,087                                  43,564,948
								  =====================                       ---------------------
LIABILITIES:
Payable to ML Life Insurance Company of New York                                                                           841,162
													      ---------------------
  TOTAL LIABILITIES                                                                                                        841,162
													      ---------------------
  NET ASSETS                                                                                                  $         42,723,786
													      =====================

See Notes to Financial Statements

ML OF NEW YORK VARIABLE  LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

									   1998                  1997                  1996
								  --------------------- --------------------- ---------------------
Investment Income:
 Reinvested Dividends                                             $          3,467,332  $          1,499,965  $            772,097
 Mortality and Expense Charges (Note 3)                                       (329,187)             (224,107)             (121,660)
 Transaction Charges (Note 3)                                                   (3,303)               (1,249)                 (992)
								  --------------------- --------------------- ---------------------
  Net Investment Income                                                      3,134,842             1,274,609               649,445
								  --------------------- --------------------- ---------------------

Realized and Unrealized Gains on Investments:
 Net Realized Gains                                                            445,145               268,415                 1,598
 Net Change in Unrealized Gains                                              1,342,464             1,363,855               932,056
								  --------------------- --------------------- ---------------------
  Net Gain on Investments                                                    1,787,609             1,632,270               933,654
								  --------------------- --------------------- ---------------------
Increase in Net Assets
 Resulting from Operations                                                   4,922,451             2,906,879             1,583,099
								  --------------------- --------------------- ---------------------
Changes from Principal Transactions:
 Transfers of Net Premiums                                                   8,140,227             9,507,778             6,351,113
 Transfers of Policy Loading, Net (Note 3)                                     532,658               756,862               495,055
 Transfers Due to Deaths                                                       (53,962)              (21,714)              (25,307)
 Transfers Due to Other Terminations                                          (304,785)             (524,168)             (212,277)
 Transfers Due to Policy Loans                                                (199,868)             (179,901)             (118,069)
 Transfers of Cost of Insurance                                               (488,612)             (350,569)             (219,552)
 Transfers of Loan Processing Charges                                           (5,389)               (4,307)               (1,805)
								  --------------------- --------------------- ---------------------
  Increase in Net Assets
   Resulting from Principal Transactions                                     7,620,269             9,183,981             6,269,158
								  --------------------- --------------------- ---------------------

Increase in Net Assets                                                      12,542,720            12,090,860             7,852,257
Net Assets Beginning Balance                                                30,181,066            18,090,206            10,237,949
								  --------------------- --------------------- ---------------------
Net Assets Ending Balance                                         $         42,723,786  $         30,181,066  $         18,090,206
								  ===================== ===================== =====================

See Notes to Financial Statements

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   ML   of  New  York  Variable  Life  Separate  Account  II
   ("Account"), a separate account of ML Life Insurance Company of New York ("ML of New York") was established to support ML of New York's operations with respect to certain variable life insurance contracts ("Contracts"). The Account is governed by New York State Insurance Law. ML of New York is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co."). The Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of thirty - seven investment divisions (thirty-eight) during the year). At any point in time, the Account may or may not be invested in all available divisions. The investment divisions are as follows:

     Merrill Lynch Series Fund, Inc. : Ten of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch Series Fund, Inc. ("Merrill Series Fund"). The investment advisor to the funds of the Merrill Series Fund is Merrill Lynch Asset Management L.P. ("MLAM"), an indirect subsidiary of Merrill Lynch & Co.

     Merrill Lynch Variable Series Funds, Inc.: Seven of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch Variable Series Fund, Inc. ("Merrill Variable Funds"). The investment advisor to the funds of the Merrill Variable Funds is MLAM.

     Alliance Variable Products Series Fund, Inc.: One of the investment divisions invests in the securities of a single mutual fund portfolio of the Alliance Variable Products Series Fund, Inc. ("Alliance Variable Fund"). The investment advisor to the fund of the Alliance Variable Fund is Alliance Capital Management L.P.

     MFS Variable Insurance Trust: Two of the investment divisions each invest in the securities of a single mutual fund portfolio of the MFS Variable Insurance Trust ("MFS Variable Trust"). The investment advisor of the funds of the MFS Variable Trust is Massachusetts Financial Services Company.

     AIM Variable Insurance Funds : Two of the investment divisions each invest in the securities of a single mutual fund portfolio of the AIM Variable Insurance funds, Inc. (" AIM Variable Funds "). The investment advisor to the funds of the AIM Variable Funds is AIM Advisors, Inc.

     The Merrill Lynch Fund of Stripped (" Zero ") U.S. Treasury Securities, Series A through K: Fifteen of the investment divisions (sixteen during the year) each invest in the securities of a single trust of the Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through K ("Merrill Zero Trusts"). Each trust of the Merrill Zero Trusts consists of Stripped Treasury Securities with a fixed maturity date and a Treasury Note deposited to provide income to pay expenses of the trust . Merrill Zero Trusts are sponsored by Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a wholly-owned subsidiary of Merrill Lynch & Co.

   The assets of the Account are registered in the name of ML of New York. The portion of the Account's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business ML of New York may conduct.

   The change in net assets accumulated in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

   The net assets may not be less than the amount required under New York State insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other Contract benefits.

   The financial statements included herein have been prepared in accordance with generally accepted accounting principles for variable life separate accounts registered as unit investment trusts. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

   Investments  in  the  divisions  are  included   in   the
   statement of net assets at the net asset value of the shares and units held.

   Dividend  income  is recognized on the ex-dividend  date.
   All dividends are automatically reinvested.

   Realized gains and losses on the sales of investments are computed on the first in first out method.

   Investment transactions are recorded on the trade date.

   The operations of the Account are included in the Federal income tax return of ML of New York. Under the provisions of the Contracts, ML of New York has the right to charge the Account for any Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, ML of New York pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, ML of New York retains the right to charge for any Federal income tax incurred that is attributable to the Account if the law is changed. Contract loading, however, includes a charge for a significantly higher Federal income tax liability of ML of New York (see Note 3). Charges for state and local taxes, if any, attributable to the Account may also be made.

3. CHARGES AND FEES

   ML of New York assumes mortality and expense risks related to Contracts investing in the Account and deducts daily charges at a rate of .9% (on an annual basis) of the net assets of the Account to cover these risks.

   ML of New York makes certain deductions from each premium. For certain Contracts, the deductions are made before the premium is allocated to the Account. For other Contracts, the deductions are taken in equal installments on the first through tenth Contract anniversaries. The deductions are for (1) sales load, (2) Federal income taxes, and (3) state and local premium taxes.

   In addition, the cost of providing life insurance coverage for the insureds is deducted on the dates specified by the Contract. This cost will vary dependent upon the insured's underwriting class, sex, attained age of each insured and the Contract's net amount at risk.

   ML of New York pays all transaction charges to MLPF&S on the sale of Zero Trust units to the Account. ML of New York deducts a daily asset charge against the assets of each trust for the reimbursement of these transaction charges. The asset charge is equivalent to an effective annual rate of .34% (annually at the beginning of the year) of net assets for Contract owners.

4. OTHER

   Effective following the close of business on August 15, 1997, the Equity Growth Fund was renamed the Special
   Value Focus Fund. The Fund's investment objective was not modified.

   Effective following the close of business on December 6, 1996, the International Bond Fund was merged with and into the former World Income Focus Fund; the World Income Focus Fund was renamed the Global Bond Focus Fund; and the Fund's investment objective was modified.

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1998

											Divisions Investing In
								  -----------------------------------------------------------------
											     Intermediate            Long-Term
						     Total                 Money              Government             Corporate
						   Separate               Reserve                Bond                  Bond
						    Account              Portfolio             Portfolio             Portfolio
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $          3,467,332  $            312,740  $             52,001  $             24,551
 Mortality and Expense Charges                          (329,187)              (50,021)               (7,708)               (3,466)
 Transaction Charges                                      (3,303)                    0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                         3,134,842               262,719                44,293                21,085
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                             445,145                     0                   277                 1,179
 Net Change in Unrealized Gains (Losses)               1,342,464                     0                18,214                 5,822
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                       1,787,609                     0                18,491                 7,001
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                             4,922,451               262,719                62,784                28,086
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             8,140,227             6,545,949                10,281                 9,793
 Transfers of Policy Loading, Net                        532,658               600,227                (5,752)               (2,873)
 Transfers Due to Deaths                                 (53,962)              (44,786)                    0                     0
 Transfers Due to Other Terminations                    (304,785)              (34,715)                 (134)               (3,856)
 Transfers Due to Policy Loans                          (199,868)             (125,328)                   47                (7,763)
 Transfers of Cost of Insurance                         (488,612)              (74,182)              (10,222)               (4,326)
 Transfers of Loan Processing Charges                     (5,389)                  (61)                 (120)                 (485)
 Transfers Among Investment Divisions                          0            (6,272,679)              647,468                71,569
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions               7,620,269               594,425               641,568                62,059
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     12,542,720               857,144               704,352                90,145
Net Assets Beginning Balance                          30,181,066             5,290,770               428,696               333,806
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         42,723,786  $          6,147,914  $          1,133,048  $            423,951
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1998

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------

						    Capital               Growth               Multiple                High
						     Stock                 Stock               Strategy                Yield
						   Portfolio             Portfolio             Portfolio             Portfolio
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            309,963  $            642,604  $            373,113  $             84,332
 Mortality and Expense Charges                           (24,802)              (36,422)              (26,394)               (7,943)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           285,161               606,182               346,719                76,389
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                              47,161               119,014                14,423                (3,829)
 Net Change in Unrealized Gains (Losses)                  50,282               579,190               (84,257)             (137,652)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                          97,443               698,204               (69,834)             (141,481)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               382,604             1,304,386               276,885               (65,092)
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               137,838               224,053               169,944                21,919
 Transfers of Policy Loading, Net                         (8,357)               (7,516)               (5,022)               (4,655)
 Transfers Due to Deaths                                       0                (1,836)                    0                     0
 Transfers Due to Other Terminations                     (51,103)              (38,213)              (21,880)               (2,219)
 Transfers Due to Policy Loans                           (20,401)                3,141                 1,728                     0
 Transfers of Cost of Insurance                          (30,929)              (51,414)              (43,387)              (11,818)
 Transfers of Loan Processing Charges                       (210)                 (951)                 (493)                 (501)
 Transfers Among Investment Divisions                    115,772               262,021              (110,274)              366,942
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 142,610               389,285                (9,384)              369,668
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        525,214             1,693,671               267,501               304,576
Net Assets Beginning Balance                           2,436,020             3,341,076             2,744,940               755,311
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          2,961,234  $          5,034,747  $          3,012,441  $          1,059,887
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1998

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
														      Global
						    Natural               Global                                      Utility
						   Resources             Strategy              Balanced                Focus
						   Portfolio             Portfolio             Portfolio               Fund
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $              3,542  $            757,500  $             73,682  $             11,424
 Mortality and Expense Charges                            (1,420)              (44,627)               (7,954)               (1,552)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                             2,122               712,873                65,728                 9,872
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                (180)               14,219                 5,645                 1,532
 Net Change in Unrealized Gains (Losses)                 (25,628)             (325,362)               29,673                27,939
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                         (25,808)             (311,143)               35,318                29,471
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               (23,686)              401,730               101,046                39,343
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                13,971               363,313                42,034                 2,646
 Transfers of Policy Loading, Net                           (130)               (2,665)               (2,482)               (1,026)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                          (6)              (41,224)               (4,553)               (1,733)
 Transfers Due to Policy Loans                                 0               (14,213)                  (17)                    0
 Transfers of Cost of Insurance                           (1,566)              (65,998)              (10,770)               (1,756)
 Transfers of Loan Processing Charges                        (23)               (1,033)                  (50)                   (2)
 Transfers Among Investment Divisions                         (6)             (350,343)              129,092                32,777
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                  12,240              (112,163)              153,254                30,906
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        (11,446)              289,567               254,300                70,249
Net Assets Beginning Balance                             156,606             4,649,718               763,499               148,097
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            145,160  $          4,939,285  $          1,017,799  $            218,346
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1998

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
						 International            Global                 Basic              Developing
						    Equity                 Bond                  Value                Capital
						    Focus                  Focus                 Focus             Markets Focus
						     Fund                  Fund                  Fund                  Fund
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             84,657  $              4,221  $            522,632  $              7,411
 Mortality and Expense Charges                            (9,873)                 (653)              (35,712)               (4,388)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            74,784                 3,568               486,920                 3,023
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                              (9,447)                 (358)               38,834               (25,207)
 Net Change in Unrealized Gains (Losses)                  20,303                 4,728              (247,020)             (145,403)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                          10,856                 4,370              (208,186)             (170,610)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                85,640                 7,938               278,734              (167,587)
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                63,619                 5,901               192,353                29,803
 Transfers of Policy Loading, Net                         (2,588)                  171               (10,732)               (1,239)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                     (25,860)                  (21)              (49,339)              (15,819)
 Transfers Due to Policy Loans                               (36)                    0                  (704)                    0
 Transfers of Cost of Insurance                          (13,148)                 (860)              (50,384)               (6,980)
 Transfers of Loan Processing Charges                         10                     1                  (403)                  (32)
 Transfers Among Investment Divisions                   (129,527)              (15,716)              323,334               (53,655)
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                (107,530)              (10,524)              404,125               (47,922)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        (21,890)               (2,586)              682,859              (215,509)
Net Assets Beginning Balance                           1,009,532                73,387             3,360,844               597,431
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            987,642  $             70,801  $          4,043,703  $            381,922
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1998

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
						    Special                                                             MFS
						     Value                 Index                Premier              Emerging
						     Focus                  500                 Growth                Growth
						     Fund                  Fund                Portfolio              Series
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             40,140  $             11,129  $              1,849  $              5,515
 Mortality and Expense Charges                            (2,549)               (3,758)              (17,123)               (7,034)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            37,591                 7,371               (15,274)               (1,519)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                             (11,937)                3,464               137,204                37,875
 Net Change in Unrealized Gains (Losses)                 (48,599)               96,527               616,210               219,075
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                         (60,536)               99,991               753,414               256,950
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               (22,945)              107,362               738,140               255,431
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                14,805                23,283                72,170                43,787
 Transfers of Policy Loading, Net                           (506)                 (166)               (5,473)               (1,764)
 Transfers Due to Deaths                                       0                     0                (1,835)               (1,844)
 Transfers Due to Other Terminations                      (3,015)               (9,408)                  432                  (694)
 Transfers Due to Policy Loans                                 0               (25,574)                    0                (9,936)
 Transfers of Cost of Insurance                           (5,389)               (5,790)              (32,467)              (12,791)
 Transfers of Loan Processing Charges                       (184)                 (305)                 (207)                  (96)
 Transfers Among Investment Divisions                    309,855               400,841             1,005,545               606,207
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 315,566               382,881             1,038,165               622,869
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        292,621               490,243             1,776,305               878,300
Net Assets Beginning Balance                             174,312               180,706             1,000,412               418,405
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            466,933  $            670,949  $          2,776,717  $          1,296,705
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1998

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
											       AIM V.I.
						      MFS                AIM V.I.               Capital
						   Research                Value             Appreciation              1998
						    Series                 Fund                  Fund                  Trust
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             19,736  $            103,781  $             20,809  $                  0
 Mortality and Expense Charges                            (9,495)              (12,578)               (4,934)                  (38)
 Transaction Charges                                           0                     0                     0                   (13)
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            10,241                91,203                15,875                   (51)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                               9,454                 9,476                 2,048                 4,767
 Net Change in Unrealized Gains (Losses)                 199,851               337,503               109,560                (4,557)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                         209,305               346,979               111,608                   210
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               219,546               438,182               127,483                   159
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                53,104                42,943                25,633                     0
 Transfers of Policy Loading, Net                         (2,383)               (5,069)               (1,566)                    0
 Transfers Due to Deaths                                  (1,832)                    0                (1,829)                    0
 Transfers Due to Other Terminations                        (627)                  (26)                 (419)                  (24)
 Transfers Due to Policy Loans                                 0                  (812)                    0                     0
 Transfers of Cost of Insurance                          (14,423)              (20,064)              (10,051)                   38
 Transfers of Loan Processing Charges                        (89)                  (71)                  (23)                    3
 Transfers Among Investment Divisions                    623,548               916,777               308,257               (35,507)
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 657,298               933,678               320,002               (35,490)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        876,844             1,371,860               447,485               (35,331)
Net Assets Beginning Balance                             634,150               901,039               333,817                35,331
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          1,510,994  $          2,272,899  $            781,302  $                  0
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1998

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------


						     1999                  2000                  2001                  2003
						     Trust                 Trust                 Trust                 Trust
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                               (76)                 (845)               (4,611)                 (340)
 Transaction Charges                                         (29)                 (316)               (1,738)                 (128)
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (105)               (1,161)               (6,349)                 (468)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                  37                   343                   295                 3,616
 Net Change in Unrealized Gains (Losses)                     444                 6,001                41,729                   135
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                             481                 6,344                42,024                 3,751
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                   376                 5,183                35,675                 3,283
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 1,441                 6,126                     0                 3,323
 Transfers of Policy Loading, Net                             34                  (168)                2,000                   127
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                           1                    11                  (230)                    7
 Transfers Due to Policy Loans                                 0                     0                     0                     0
 Transfers of Cost of Insurance                             (132)               (1,078)               (5,184)                 (346)
 Transfers of Loan Processing Charges                          0                     0                   (55)                    1
 Transfers Among Investment Divisions                          2                    (9)              753,076               (12,023)
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                   1,346                 4,882               749,607                (8,911)
					    --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                               1,722                10,065               785,282                (5,628)
							   7,711                88,784                     0                42,411
Net Assets Ending Balance                   --------------------- --------------------- --------------------- ---------------------
					    $              9,433  $             98,849  $            785,282  $             36,783
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1998

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------


						     2004                  2005                  2007                  2009
						     Trust                 Trust                 Trust                 Trust
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                              (215)                 (329)                  (88)                  (40)
 Transaction Charges                                         (81)                 (123)                  (34)                  (15)
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (296)                 (452)                 (122)                  (55)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                 160                 3,843                    96                 2,669
 Net Change in Unrealized Gains (Losses)                   2,474                   460                 1,262                (2,196)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                           2,634                 4,303                 1,358                   473
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                 2,338                 3,851                 1,236                   418
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 2,599                     0                 1,505
 Transfers of Policy Loading, Net                           (158)                  (72)                  (69)                   89
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                           3                   (41)                    1                   (27)
 Transfers Due to Policy Loans                                 0                     0                     0                     0
 Transfers of Cost of Insurance                             (274)                 (441)                 (179)                   (6)
 Transfers of Loan Processing Charges                          0                     1                     0                     1
 Transfers Among Investment Divisions                         (7)              (10,909)                   (1)              (12,155)
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                    (436)               (8,863)                 (248)              (10,593)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                          1,902                (5,012)                  988               (10,175)
Net Assets Beginning Balance                              22,910                39,931                 9,332                10,191
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $             24,812  $             34,919  $             10,320  $                 16
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1998

								  Divisions Investing In
					    ------------------------------------------------------------------


						     2010                  2013                  2014
						     Trust                 Trust                 Trust
					    --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0
 Mortality and Expense Charges                              (459)                  (68)               (1,672)
 Transaction Charges                                        (173)                  (25)                 (628)
					    --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (632)                  (93)               (2,300)
					    --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                 450                     0                38,022
 Net Change in Unrealized Gains (Losses)                   4,470                 1,097                (9,811)
					    --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                           4,920                 1,097                28,211
					    --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                 4,288                 1,004                25,911
					    --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 1,766                14,325
 Transfers of Policy Loading, Net                           (174)                   60                 2,555
 Transfers Due to Deaths                                       0                     0                     0
 Transfers Due to Other Terminations                         (35)                    0                   (19)
 Transfers Due to Policy Loans                                 0                     0                     0
 Transfers of Cost of Insurance                             (729)                  (49)               (1,517)
 Transfers of Loan Processing Charges                         (9)                    0                    (3)
 Transfers Among Investment Divisions                    124,698                     4                 5,026
					    --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 123,751                 1,781                20,367
					    --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        128,039                 2,785                46,278
Net Assets Beginning Balance                              26,342                 6,246               159,303
					    --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            154,381  $              9,031  $            205,581
					    ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

											Divisions Investing In
								  -----------------------------------------------------------------
											     Intermediate            Long-Term
						     Total                 Money              Government             Corporate
						   Separate               Reserve                Bond                  Bond
						    Account              Portfolio             Portfolio             Portfolio
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $          1,499,965  $            279,359  $             21,344  $             14,264
 Mortality and Expense Charges                          (224,107)              (40,444)               (2,978)               (2,023)
 Transaction Charges                                      (1,249)                    0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                         1,274,609               238,915                18,366                12,241
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                             268,415                     0                  (651)                1,243
 Net Change in Unrealized Gains (Losses)               1,363,855                     0                 7,989                 3,474
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                       1,632,270                     0                 7,338                 4,717
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                             2,906,879               238,915                25,704                16,958
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             9,507,778             8,133,534                10,516                12,995
 Transfers of Policy Loading, Net                        756,862               790,188                (1,836)                 (852)
 Transfers Due to Deaths                                 (21,714)               11,133                     0                     0
 Transfers Due to Other Terminations                    (524,168)              (49,609)              (20,617)              (13,253)
 Transfers Due to Policy Loans                          (179,901)                    0                (6,280)                    0
 Transfers of Cost of Insurance                         (350,569)              (74,432)               (3,883)               (3,262)
 Transfers of Loan Processing Charges                     (4,307)                 (362)                  (30)                 (337)
 Transfers Among Investment Divisions                          0            (6,833,504)              182,352               184,118
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions               9,183,981             1,976,948               160,222               179,409
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     12,090,860             2,215,863               185,926               196,367
Net Assets Beginning Balance                          18,090,206             3,074,907               242,770               137,439
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         30,181,066  $          5,290,770  $            428,696  $            333,806
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------

						    Capital               Growth               Multiple                High
						     Stock                 Stock               Strategy                Yield
						   Portfolio             Portfolio             Portfolio             Portfolio
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             97,129  $            224,008  $            161,656  $             55,464
 Mortality and Expense Charges                           (19,265)              (24,548)              (23,414)               (5,336)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            77,864               199,460               138,242                50,128
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                              25,490                46,789                 6,871                 1,894
 Net Change in Unrealized Gains (Losses)                 282,878               467,467               274,786                (1,895)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                         308,368               514,256               281,657                    (1)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               386,232               713,716               419,899                50,127
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               163,234               203,999               161,055                22,858
 Transfers of Policy Loading, Net                         (4,081)               (1,107)               (8,208)               (2,364)
 Transfers Due to Deaths                                 (18,929)                    0                (7,104)                    0
 Transfers Due to Other Terminations                     (59,409)              (16,098)             (123,025)              (13,962)
 Transfers Due to Policy Loans                            11,057               (33,989)               (7,767)              (35,726)
 Transfers of Cost of Insurance                          (24,863)              (33,709)              (40,974)               (7,676)
 Transfers of Loan Processing Charges                       (225)                 (462)                 (626)                 (214)
 Transfers Among Investment Divisions                    330,931               604,944                41,522               329,017
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 397,715               723,578                14,873               291,933
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        783,947             1,437,294               434,772               342,060
Net Assets Beginning Balance                           1,652,073             1,903,782             2,310,168               413,251
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          2,436,020  $          3,341,076  $          2,744,940  $            755,311
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
														      Global
						    Natural               Global                                      Utility
						   Resources             Strategy              Balanced                Focus
						   Portfolio             Portfolio             Portfolio               Fund
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $              1,344  $            273,426  $             75,660  $              3,642
 Mortality and Expense Charges                            (1,683)              (40,923)               (6,330)               (1,010)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (339)              232,503                69,330                 2,632
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                               8,173                41,397                 7,222                   398
 Net Change in Unrealized Gains (Losses)                 (28,160)              142,225                27,744                24,474
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                         (19,987)              183,622                34,966                24,872
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               (20,326)              416,125               104,296                27,504
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                15,476               368,829                41,998                 2,213
 Transfers of Policy Loading, Net                           (243)               (4,111)               (4,909)                 (560)
 Transfers Due to Deaths                                       0                (6,814)                    0                     0
 Transfers Due to Other Terminations                      (3,492)             (138,667)              (62,436)                  (17)
 Transfers Due to Policy Loans                            (2,744)              (76,360)                    0                     0
 Transfers of Cost of Insurance                           (1,884)              (66,388)               (9,170)               (1,195)
 Transfers of Loan Processing Charges                        (70)                 (883)                  (55)                   (4)
 Transfers Among Investment Divisions                     (7,320)              263,384                67,685                36,539
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                    (277)              338,990                33,113                36,976
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        (20,603)              755,115               137,409                64,480
Net Assets Beginning Balance                             177,209             3,894,603               626,090                83,617
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            156,606  $          4,649,718  $            763,499  $            148,097
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
						 International            Global                 Basic              Developing
						    Equity                 Bond                  Value                Capital
						    Focus                  Focus                 Focus             Markets Focus
						     Fund                  Fund                  Fund                  Fund
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $             16,894  $              4,409  $            222,076  $              9,256
 Mortality and Expense Charges                            (8,361)                 (620)              (25,422)               (5,823)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                             8,533                 3,789               196,654                 3,433
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                               6,007                  (336)               81,810                20,697
 Net Change in Unrealized Gains (Losses)                (115,583)               (2,293)              183,337               (86,273)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                        (109,576)               (2,629)              265,147               (65,576)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                              (101,043)                1,160               461,801               (62,143)
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                85,615                 3,666               166,176                70,038
 Transfers of Policy Loading, Net                          2,014                  (226)               (1,877)                1,364
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                        (816)                  (50)               (5,572)               (3,261)
 Transfers Due to Policy Loans                               953                     0               (11,113)               (2,404)
 Transfers of Cost of Insurance                          (12,743)                 (890)              (34,875)               (9,153)
 Transfers of Loan Processing Charges                        (74)                   (2)                 (232)                 (106)
 Transfers Among Investment Divisions                    407,571                 8,642               776,064               106,794
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 482,520                11,140               888,571               163,272
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        381,477                12,300             1,350,372               101,129
Net Assets Beginning Balance                             628,055                61,087             2,010,472               496,302
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          1,009,532  $             73,387  $          3,360,844  $            597,431
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
						    Special                                                             MFS
						     Value                 Index                Premier              Emerging
						     Focus                  500                 Growth                Growth
						     Fund                  Fund                Portfolio              Series
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $              3,010  $                  0  $                385  $                  0
 Mortality and Expense Charges                            (1,213)                 (497)               (3,584)               (1,196)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                             1,797                  (497)               (3,199)               (1,196)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                               1,681                 8,329                 1,998                   219
 Net Change in Unrealized Gains (Losses)                   9,035                 4,284                75,737                23,169
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                          10,716                12,613                77,735                23,388
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                12,513                12,116                74,536                22,192
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 3,481                 4,104                 4,739                 3,068
 Transfers of Policy Loading, Net                           (431)                 (168)               (2,225)                 (281)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                         (48)                  (71)               (5,847)                 (106)
 Transfers Due to Policy Loans                           (10,805)               (4,723)                    0                     0
 Transfers of Cost of Insurance                           (2,095)                 (859)               (5,667)               (2,201)
 Transfers of Loan Processing Charges                        (21)                 (192)                  (75)                  (91)
 Transfers Among Investment Divisions                    113,825               170,499               934,951               395,824
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 103,906               168,590               925,876               396,213
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        116,419               180,706             1,000,412               418,405
Net Assets Beginning Balance                              57,893                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            174,312  $            180,706  $          1,000,412  $            418,405
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
											       AIM V.I.
						      MFS                AIM V.I.               Capital
						   Research                Value             Appreciation              1997
						    Series                 Fund                  Fund                  Trust
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $             32,286  $              4,353  $                  0
 Mortality and Expense Charges                            (1,943)               (3,404)                 (787)                   (7)
 Transaction Charges                                           0                     0                     0                    (1)
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (1,943)               28,882                 3,566                    (8)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                               1,377                 1,016                   224                   596
 Net Change in Unrealized Gains (Losses)                  12,432                20,627                (3,594)                 (565)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                          13,809                21,643                (3,370)                   31
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                11,866                50,525                   196                    23
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 3,915                 2,024                 1,507                     0
 Transfers of Policy Loading, Net                         (1,895)               (1,493)                 (233)                    0
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                      (6,959)                 (775)                   (1)                  (42)
 Transfers Due to Policy Loans                                 0                     0                     0                     0
 Transfers of Cost of Insurance                           (3,457)               (5,768)               (1,419)                  (20)
 Transfers of Loan Processing Charges                       (135)                  (72)                  (28)                    0
 Transfers Among Investment Divisions                    630,815               856,598               333,795                (5,988)
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 622,284               850,514               333,621                (6,050)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        634,150               901,039               333,817                (6,027)
Net Assets Beginning Balance                                   0                     0                     0                 6,027
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            634,150  $            901,039  $            333,817  $                  0
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------


						     1998                  1999                  2000                  2003
						     Trust                 Trust                 Trust                 Trust
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                              (307)                  (61)                 (744)                 (366)
 Transaction Charges                                        (116)                  (24)                 (281)                 (138)
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (423)                  (85)               (1,025)                 (504)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                 149                    26                   664                   304
 Net Change in Unrealized Gains (Losses)                   1,737                   377                 4,828                 3,536
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                           1,886                   403                 5,492                 3,840
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                 1,463                   318                 4,467                 3,336
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums
 Transfers of Policy Loading, Net                          1,432                 1,441                 9,564                     0
 Transfers Due to Deaths                                    (138)                   41                    34                  (253)
 Transfers Due to Other Terminations                           0                     0                     0                     0
 Transfers Due to Policy Loans                                 0                     0                    (1)                    1
 Transfers of Cost of Insurance                                0                     0                     0                     0
 Transfers of Loan Processing Charges                       (365)                 (135)               (1,031)                 (460)
 Transfers Among Investment Divisions                         (1)                    0                    (2)                    0
							       0                     2                (2,825)                   (3)
  Increase (Decrease) in Net Assets         --------------------- --------------------- --------------------- ---------------------
   Resulting from Principal Transactions
							     928                 1,349                 5,739                  (715)
					    --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                               2,391                 1,667                10,206                 2,621
							  32,940                 6,044                78,578                39,790
Net Assets Ending Balance                   --------------------- --------------------- --------------------- ---------------------
					    $             35,331  $              7,711  $             88,784  $             42,411
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------


						     2004                  2005                  2007                  2009
						     Trust                 Trust                 Trust                 Trust
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                              (197)                 (327)                  (78)                  (78)
 Transaction Charges                                         (74)                 (124)                  (30)                  (30)
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (271)                 (451)                 (108)                 (108)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                  78                   240                    49                    33
 Net Change in Unrealized Gains (Losses)                   2,105                 3,826                 1,069                 1,324
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                           2,183                 4,066                 1,118                 1,357
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                 1,912                 3,615                 1,010                 1,249
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 2,785                     0                 1,657
 Transfers of Policy Loading, Net                           (164)                   20                   (69)                  121
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                           1                     0                     0                    (1)
 Transfers Due to Policy Loans                                 0                     0                     0                     0
 Transfers of Cost of Insurance                             (238)                 (459)                 (154)                  (54)
 Transfers of Loan Processing Charges                          0                    (1)                    0                     0
 Transfers Among Investment Divisions                         (1)                    3                    (2)                    6
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                    (402)                2,348                  (225)                1,729
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                          1,510                 5,963                   785                 2,978
Net Assets Beginning Balance                              21,400                33,968                 8,547                 7,213
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $             22,910  $             39,931  $              9,332  $             10,191
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

								  Divisions Investing In
					    -----------------------------------------------------------------


						     2010                  2013                  2014
						     Trust                 Trust                 Trust
					    --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0
 Mortality and Expense Charges                              (215)                  (45)                 (878)
 Transaction Charges                                         (81)                  (17)                 (333)
					    --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (296)                  (62)               (1,211)
					    --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                 168                     0                 4,260
 Net Change in Unrealized Gains (Losses)                   3,498                   984                19,276
					    --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                           3,666                   984                23,536
					    --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                 3,370                   922                22,325
					    --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 1,084                 4,775
 Transfers of Policy Loading, Net                           (156)                   35                   925
 Transfers Due to Deaths                                       0                     0                     0
 Transfers Due to Other Terminations                           1                     0                   (36)
 Transfers Due to Policy Loans                                 0                     0                     0
 Transfers of Cost of Insurance                             (221)                  (43)                 (826)
 Transfers of Loan Processing Charges                          0                     0                    (7)
 Transfers Among Investment Divisions                         (3)                    1                73,764
					    --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                    (379)                1,077                78,595
					    --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                          2,991                 1,999               100,920
Net Assets Beginning Balance                              23,351                 4,247                58,383
					    --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $             26,342  $              6,246  $            159,303
					    ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

											Divisions Investing In
								  -----------------------------------------------------------------
											     Intermediate            Long-Term
						     Total                 Money              Government             Corporate
						   Separate               Reserve                Bond                  Bond
						    Account              Portfolio             Portfolio             Portfolio
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            772,097  $            103,078  $             14,639  $              8,048
 Mortality and Expense Charges                          (121,660)              (15,163)               (1,968)               (1,080)
 Transaction Charges                                        (992)                    0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           649,445                87,915                12,671                 6,968
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                               1,598                     0                 1,580                     3
 Net Change in Unrealized Gains (Losses)                 932,056                     0               (10,136)               (3,943)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                         933,654                     0                (8,556)               (3,940)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                             1,583,099                87,915                 4,115                 3,028
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             6,351,113             5,165,749                15,298                11,677
 Transfers of Policy Loading, Net                        495,055               490,996                  (349)                 (248)
 Transfers Due to Deaths                                 (25,307)              (19,967)                    0                     0
 Transfers Due to Other Terminations                    (212,277)              (25,965)                    5                    15
 Transfers Due to Policy Loans                          (118,069)                 (699)                    0                (8,026)
 Transfers of Cost of Insurance                         (219,552)              (31,592)               (2,802)               (1,898)
 Transfers of Loan Processing Charges                     (1,805)                 (187)                   (8)                 (175)
 Transfers Among Investment Divisions                          0            (3,961,160)               52,514                39,904
 Transfer of Merged Funds                                      0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions               6,269,158             1,617,175                64,658                41,249
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      7,852,257             1,705,090                68,773                44,277
Net Assets Beginning Balance                          10,237,949             1,369,817               173,997                93,162
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         18,090,206  $          3,074,907  $            242,770  $            137,439
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------

						    Capital               Growth               Multiple                High
						     Stock                 Stock               Strategy                Yield
						   Portfolio             Portfolio             Portfolio             Portfolio
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            143,386  $             38,471  $            245,513  $             25,506
 Mortality and Expense Charges                           (10,355)              (12,913)              (18,686)               (2,495)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           133,031                25,558               226,827                23,011
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                              (5,485)                3,715               (35,912)                 (671)
 Net Change in Unrealized Gains (Losses)                  49,697               207,982                73,553                 7,603
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                          44,212               211,697                37,641                 6,932
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               177,243               237,255               264,468                29,943
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               124,131               150,718               152,418                25,998
 Transfers of Policy Loading, Net                            225                 1,026                (3,197)                  176
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                     (10,371)              (11,821)              (48,576)               (1,649)
 Transfers Due to Policy Loans                           (13,963)              (15,882)              (25,612)               (5,809)
 Transfers of Cost of Insurance                          (17,647)              (19,858)              (36,610)               (4,025)
 Transfers of Loan Processing Charges                       (153)                 (417)                 (311)                  (18)
 Transfers Among Investment Divisions                    674,243               501,049               218,373               191,296
 Transfer of Merged Funds                                      0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 756,465               604,815               256,485               205,969
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        933,708               842,070               520,953               235,912
Net Assets Beginning Balance                             718,365             1,061,712             1,789,215               177,339
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          1,652,073  $          1,903,782  $          2,310,168  $            413,251
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
														      Global
						    Natural               Global                                      Utility
						   Resources             Strategy              Balanced                Focus
						   Portfolio             Portfolio             Portfolio               Fund
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $              2,772  $             89,681  $             20,809  $              1,982
 Mortality and Expense Charges                            (1,387)              (29,889)               (3,785)                 (440)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                             1,385                59,792                17,024                 1,542
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                               1,875                15,132                   366                    87
 Net Change in Unrealized Gains (Losses)                  15,704               337,443                17,957                 5,630
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                          17,579               352,575                18,323                 5,717
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                18,964               412,367                35,347                 7,259
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                18,865               400,696                50,509                 2,090
 Transfers of Policy Loading, Net                             70                 5,875                   749                    (2)
 Transfers Due to Deaths                                       0                     0                (5,340)                    0
 Transfers Due to Other Terminations                        (967)              (81,661)               (1,255)                  (29)
 Transfers Due to Policy Loans                                 0               (27,472)               (4,040)                    0
 Transfers of Cost of Insurance                           (1,908)              (57,689)               (7,096)                 (690)
 Transfers of Loan Processing Charges                        (57)                 (252)                  (31)                   (4)
 Transfers Among Investment Divisions                     13,918               529,455               220,242                59,158
 Transfer of Merged Funds                                      0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                  29,921               768,952               253,738                60,523
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                         48,885             1,181,319               289,085                67,782
Net Assets Beginning Balance                             128,324             2,713,284               337,005                15,835
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            177,209  $          3,894,603  $            626,090  $             83,617
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
						 International            Global                 Basic
						    Equity                 Bond                  Value             International
						    Focus                 Focus                  Focus                 Bond
						     Fund                  Fund                  Fund                  Fund
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $              4,697  $              1,034  $             62,330  $              1,938
 Mortality and Expense Charges                            (4,415)                 (152)              (11,926)                 (240)
 Transaction Charges                                           0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                               282                   882                50,404                 1,698
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                  85                     5                14,743                   417
 Net Change in Unrealized Gains (Losses)                  21,751                   624               171,327                  (412)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                          21,836                   629               186,070                     5
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                22,118                 1,511               236,474                 1,703
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                58,953                 2,504                92,817                     0
 Transfers of Policy Loading, Net                            981                    63                (1,345)                 (203)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                     (11,361)                  (27)               (6,645)                    8
 Transfers Due to Policy Loans                            (2,972)                    0                (7,488)                    0
 Transfers of Cost of Insurance                           (7,163)                 (328)              (19,752)                 (358)
 Transfers of Loan Processing Charges                        (36)                   (4)                  (83)                    0
 Transfers Among Investment Divisions                    229,734                10,123               968,722                32,873
 Transfer of Merged Funds                                      0                41,724                     0               (41,724)
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 268,136                54,055             1,026,226                (9,404)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        290,254                55,566             1,262,700                (7,701)
Net Assets Beginning Balance                             337,801                 5,521               747,772                 7,701
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            628,055  $             61,087  $          2,010,472  $                  0
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------
						  Developing
						    Capital                Value
						 Markets Focus             Focus                 1996                  1997
						     Fund                  Fund                  Trust                 Trust
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $              8,213  $                  0  $                  0  $                  0
 Mortality and Expense Charges                            (4,047)                  (81)                   (5)                  (47)
 Transaction Charges                                           0                     0                    (1)                  (18)
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                             4,166                   (81)                   (6)                  (65)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                (222)                    1                   308                    16
 Net Change in Unrealized Gains (Losses)                  30,006                 1,037                  (284)                  246
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                          29,784                 1,038                    24                   262
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                33,950                   957                    18                   197
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                42,742                     0                     0                 1,438
 Transfers of Policy Loading, Net                         (1,156)                    1                     0                    47
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                     (11,879)                  (28)                  (45)                    0
 Transfers Due to Policy Loans                            (6,106)                    0                     0                     0
 Transfers of Cost of Insurance                           (5,962)                 (146)                  (20)                 (133)
 Transfers of Loan Processing Charges                        (57)                   (4)                    0                     0
 Transfers Among Investment Divisions                    116,247                57,113                (4,401)                    2
 Transfer of Merged Funds                                      0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                 133,829                56,936                (4,466)                1,354
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        167,779                57,893                (4,448)                1,551
Net Assets Beginning Balance                             328,523                     0                 4,448                 4,476
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $            496,302  $             57,893  $                  0  $              6,027
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------


						     1998                  1999                  2000                  2003
						     Trust                 Trust                 Trust                 Trust
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                              (288)                  (47)                 (649)                 (337)
 Transaction Charges                                        (108)                  (18)                 (244)                 (127)
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (396)                  (65)                 (893)                 (464)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                 106                    17                   453                   364
 Net Change in Unrealized Gains (Losses)                   1,376                   216                 2,025                  (231)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                           1,482                   233                 2,478                   133
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                 1,086                   168                 1,585                  (331)
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 1,434                 1,429                13,023                 2,137
 Transfers of Policy Loading, Net                           (153)                   47                   205                   (42)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                           2                     0                     0                     3
 Transfers Due to Policy Loans                                 0                     0                     0                     0
 Transfers of Cost of Insurance                             (380)                 (133)               (1,073)                 (479)
 Transfers of Loan Processing Charges                          0                     0                    (1)                   (1)
 Transfers Among Investment Divisions                        (17)                    1                (3,014)                  (16)
 Transfer of Merged Funds                                      0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                     886                 1,344                 9,140                 1,602
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                          1,972                 1,512                10,725                 1,271
Net Assets Beginning Balance                              30,968                 4,532                67,853                38,519
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $             32,940  $              6,044  $             78,578  $             39,790
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

									    Divisions Investing In
					    ---------------------------------------------------------------------------------------


						     2004                  2005                  2007                  2009
						     Trust                 Trust                 Trust                 Trust
					    --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                              (191)                 (290)                  (42)                  (64)
 Transaction Charges                                         (72)                 (109)                  (16)                  (24)
					    --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (263)                 (399)                  (58)                  (88)
					    --------------------- --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                  35                   694                    18                   315
 Net Change in Unrealized Gains (Losses)                     (55)                 (793)                  843                  (529)
					    --------------------- --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                             (20)                  (99)                  861                  (214)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                  (283)                 (498)                  803                  (302)
					    --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                12,896                     0                 2,511
 Transfers of Policy Loading, Net                           (156)                1,046                   (73)                  232
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                           2                    (4)                   (4)                    0
 Transfers Due to Policy Loans                                 0                     0                     0                     0
 Transfers of Cost of Insurance                             (208)                 (708)                  (90)                  (64)
 Transfers of Loan Processing Charges                          0                    (1)                   (1)                    0
 Transfers Among Investment Divisions                        (15)               (2,625)                7,912                (2,763)
 Transfer of Merged Funds                                      0                     0                     0                     0
					    --------------------- --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                    (377)               10,604                 7,744                   (84)
					    --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                           (660)               10,106                 8,547                  (386)
Net Assets Beginning Balance                              22,060                23,862                     0                 7,599
					    --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $             21,400  $             33,968  $              8,547  $              7,213
					    ===================== ===================== ===================== =====================

ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
ML LIFE INSURANCE COMPANY OF NEW YORK
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

								  Divisions Investing In
					    ------------------------------------------------------------------


						     2010                  2013                  2014
						     Trust                 Trust                 Trust
					    --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0
 Mortality and Expense Charges                              (205)                  (32)                 (441)
 Transaction Charges                                         (77)                  (12)                 (166)
					    --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                              (282)                  (44)                 (607)
					    --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses)
  on Investments:
 Net Realized Gains (Losses)                                 135                     0                 3,418
 Net Change in Unrealized Gains (Losses)                  (1,059)                  (91)                4,569
					    --------------------- --------------------- ---------------------
  Net Gain (Loss) on Investments                            (924)                  (91)                7,987
					    --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                (1,206)                 (135)                7,380
					    --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 1,080                     0
 Transfers of Policy Loading, Net                           (180)                   37                   383
 Transfers Due to Deaths                                       0                     0                     0
 Transfers Due to Other Terminations                           1                     0                   (26)
 Transfers Due to Policy Loans                                 0                     0                     0
 Transfers of Cost of Insurance                             (201)                  (46)                 (493)
 Transfers of Loan Processing Charges                          0                     0                    (4)
 Transfers Among Investment Divisions                        (12)                    1                51,143
 Transfer of Merged Funds                                      0                     0                     0
					    --------------------- --------------------- ---------------------
  Increase (Decrease) in Net Assets
   Resulting from Principal Transactions                    (392)                1,072                51,003
					    --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                         (1,598)                  937                58,383
Net Assets Beginning Balance                              24,949                 3,310                     0
					    --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $             23,351  $              4,247  $             58,383
					    ===================== ===================== =====================













INDEPENDENT AUDITORS' REPORT



The Board of Directors of
ML Life Insurance Company of New York:

We have audited the accompanying balance sheets of ML Life Insurance Company of New York (the "Company"), a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc., as of December 31, 1998 and 1997, and the related statements of earnings, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.








February 22, 1999

ML LIFE INSURANCE COMPANY OF NEW YORK
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 1998 AND 1997
(Dollars in Thousands)

ASSETS                                                                    1998                  1997
--------                                                             -------------         -------------
INVESTMENTS:
 Fixed maturity securities, at estimated fair value
   (amortized cost: 1998 - $197,588; 1997 - $250,695)                $    200,681          $    255,958
 Equity securities, at estimated fair value
   (cost: 1998 - $14,684; 1997 - $5,830)                                   13,718                 5,029
 Policy loans on insurance contracts                                       88,083                88,163
                                                                     -------------         -------------
   Total Investments                                                      302,482               349,150



CASH AND CASH EQUIVALENTS                                                  18,707                10,063
ACCRUED INVESTMENT INCOME                                                   4,968                 5,416
DEFERRED POLICY ACQUISITION COSTS                                          29,742                30,406
REINSURANCE RECEIVABLES                                                       652                   429
OTHER ASSETS                                                                4,261                 3,405
SEPARATE ACCOUNTS ASSETS                                                  887,170               739,712
                                                                     -------------         -------------
TOTAL ASSETS                                                         $  1,247,982          $  1,138,581
                                                                     =============         =============







See notes to financial statements.

LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
                                                                         1998                   1997
                                                                     -------------         -------------
LIABILITIES:
 POLICY LIABILITIES AND ACCRUALS:
   Policyholders' account balances                                   $    269,246          $    307,333
   Claims and claims settlement expenses                                    2,986                 2,007
                                                                     -------------         -------------
          Total policy liabilities and accruals                           272,232               309,340

 OTHER POLICYHOLDER FUNDS                                                   1,783                 1,941
 FEDERAL INCOME TAXES - DEFERRED                                              119                 1,905
 FEDERAL INCOME TAXES - CURRENT                                             1,347                 2,255
 AFFILIATED PAYABLES - NET                                                  1,253                 3,492
 OTHER LIABILITIES                                                          2,124                 2,155
 SEPARATE ACCOUNTS LIABILITIES                                            887,170               739,712
                                                                     -------------         -------------
          Total Liabilities                                             1,166,028             1,060,800
                                                                     -------------         -------------
STOCKHOLDER'S EQUITY:
 Common stock, $10 par value - 220,000 shares
   authorized, issued and outstanding                                       2,200                 2,200
 Additional paid-in capital                                                66,259                66,259
 Retained earnings                                                         14,462                 9,692
 Accumulated other comprehensive loss                                        (967)                 (370)
                                                                     -------------         -------------
          Total Stockholder's Equity                                       81,954                77,781
                                                                     -------------         -------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                           $  1,247,982          $  1,138,581
                                                                     =============         =============

ML LIFE INSURANCE COMPANY OF NEW YORK
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
(Dollars in Thousands)


                                                                         1998                  1997                  1996
                                                                     -------------         -------------         -------------
REVENUES:
 Investment revenue:
   Net investment income                                             $     21,549          $     25,465          $     27,520
   Net realized investment gains (losses)                                  (1,998)                1,947                 2,169
 Policy charge revenue                                                     15,484                13,064                11,959
                                                                     -------------         -------------         -------------
        Total Revenues                                                     35,035                40,476                41,648
                                                                     -------------         -------------         -------------
BENEFITS AND EXPENSES:
 Interest credited to policyholders' account balances                      13,832                14,532                16,586
 Market value adjustment expense                                              567                   232                   301
 Policy benefits (net of reinsurance recoveries: 1998 - $1,191
   1997 - $690; 1996 - $1,584)                                              1,630                   781                 1,311
 Reinsurance premium ceded                                                  1,705                 1,584                 1,262
 Amortization of deferred policy acquisition costs                          5,759                 4,119                 3,784
 Insurance expenses and taxes                                               4,900                 4,563                 4,595
                                                                     -------------         -------------         -------------
        Total Benefits and Expenses                                        28,393                25,811                27,839
                                                                     -------------         -------------         -------------

        Earnings Before Federal Income Tax Provision                        6,642                14,665                13,809

FEDERAL INCOME TAX PROVISION (BENEFIT):
 Current                                                                    3,337                 2,905                   102
 Deferred                                                                  (1,465)                2,068                 4,488
                                                                     -------------         -------------         -------------
        Total Federal Income Tax Provision                                  1,872                 4,973                 4,590
                                                                     -------------         -------------         -------------
NET EARNINGS                                                         $      4,770          $      9,692          $      9,219
                                                                     =============         =============         =============







See notes to financial statements.

ML LIFE INSURANCE COMPANY OF NEW YORK
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
(Dollars in Thousands)


                                                                          1998                 1997                 1996
                                                                     -------------         ------------         -------------
NET EARNINGS                                                         $      4,770          $     9,692          $      9,219
                                                                     -------------         ------------         -------------
OTHER COMPREHENSIVE LOSS, NET OF TAX:

 Net unrealized gains (losses) on investment securities:
   Net unrealized holding losses arising during the period                 (4,329)                (413)               (4,206)
   Reclassification adjustment for (gains) losses included
     in net earnings                                                        1,994               (1,771)               (1,858)
                                                                     -------------         ------------         -------------
    Net unrealized losses on investment securities                         (2,335)              (2,184)               (6,064)

    Adjustments for:
              Policyholder liabilities                                      1,417                  (70)                5,380

 Income tax benefit related to items of
   other comprehensive loss                                                   321                  789                   240
                                                                     -------------         ------------         -------------
 Other comprehensive loss, net of tax                                        (597)              (1,465)                 (444)
                                                                     -------------         ------------         -------------
COMPREHENSIVE INCOME                                                 $      4,173          $     8,227          $      8,775
                                                                     =============         ============         =============







See notes to financial statements.

ML LIFE INSURANCE COMPANY OF NEW YORK
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
(Dollars in Thousands)

                                                                                                    Accumulated
                                                                 Additional                            other             Total
                                                 Common           paid-in          Retained        comprehensive      Stockholder's
                                                 stock            Capital          earnings        income (loss)         equity
                                              -----------       -----------       -----------      -------------      -------------
BALANCE, JANUARY 1, 1996                      $    2,200        $   83,006        $   24,034       $     1,539        $   110,779

 Dividend to Parent                                                (10,966)          (24,034)                             (35,000)
 Net earnings                                                                          9,219                                9,219
 Other comprehensive loss, net of tax                                                                     (444)              (444)
                                              -----------       -----------      ------------      ------------       ------------
BALANCE, DECEMBER 31, 1996                         2,200            72,040             9,219             1,095             84,554

 Dividend to Parent                                                 (5,781)           (9,219)                             (15,000)
 Net earnings                                                                          9,692                                9,692
 Other comprehensive loss, net of tax                                                                   (1,465)            (1,465)
                                              -----------      ------------      ------------      ------------       ------------
BALANCE, DECEMBER 31, 1997                         2,200            66,259             9,692              (370)            77,781

 Net earnings                                                                          4,770                                4,770
 Other comprehensive loss, net of tax                                                                     (597)              (597)
                                              -----------      ------------      ------------      ------------       ------------
BALANCE, DECEMBER 31, 1998                    $    2,200       $    66,259       $    14,462       $      (967)       $    81,954
                                              ===========      ============      ============      ============       ============







See notes to financial statements.

ML LIFE INSURANCE COMPANY OF NEW YORK
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
(Dollars in Thousands)


                                                                         1998                 1997                 1996
                                                                     ------------         ------------         ------------
OPERATING ACTIVITIES:
  Net earnings                                                       $     4,770          $     9,692          $     9,219
   Adjustments to reconcile net earnings to net cash and
    cash equivalents provided (used) by operating activities:
   Amortization of deferred policy acquisition costs                       5,759                4,119                3,784
   Capitalization of policy acquisition costs                             (5,095)              (5,253)              (2,134)
   Amortization (accretion) of investments                                  (262)                (239)                   1
   Net realized investment (gains) losses                                  1,998               (1,947)              (2,169)
   Interest credited to policyholders' account balances                   13,832               14,532               16,586
   Provision (benefit) for deferred Federal income tax                    (1,465)               2,068                4,488
   Changes in operating assets and liabilities:
     Accrued investment income                                               448                  536                  651
     Claims and claims settlement expenses                                   979                 (565)                (329)
     Federal income taxes - current                                         (908)                 156                1,914
     Other policyholder funds                                               (158)                 781                  421
     Affiliated payables - net                                            (2,239)              (1,534)                 964
   Policy loans on insurance contracts                                        80               (2,615)              (3,475)
   Other, net                                                             (1,110)               2,306               (3,951)
                                                                     ------------         ------------         ------------
   Net cash and cash equivalents provided by operating activites          16,629               22,037               25,970
                                                                     ------------         ------------         ------------
INVESTING ACTIVITIES:
   Sales of available-for-sale securities                                102,967               88,882              155,645
   Maturities of available-for-sale securities                            59,161               51,060               34,455
   Purchases of available-for-sale securities                           (119,611)            (120,965)            (162,828)
   Mortgage loans principal payments received                                  -                2,057                1,975
                                                                     ------------         ------------         ------------
   Net cash and cash equivalents provided by investing activities         42,517               21,034               29,247
                                                                     ------------         ------------         ------------







See notes to financial statements.
(Continued)

ML LIFE INSURANCE COMPANY OF NEW YORK
(a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
(Continued) (Dollars In Thousands)

                                                                         1998                  1997                  1996
                                                                     -------------         -------------         -------------
FINANCING ACTIVITIES:
   Dividends paid to parent                                          $          -          $    (15,000)         $    (35,000)
   Policyholders' account balances:
    Deposits                                                               94,226               106,983                32,158
    Withdrawals (including transfers to/from Separate Accounts)          (144,728)             (132,819)              (61,934)
                                                                     -------------         -------------         -------------
    Net cash and cash equivalents used by financing activites             (50,502)              (40,836)              (64,776)
                                                                     -------------         -------------         -------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                        8,644                 2,235                (9,559)

CASH AND CASH EQUIVALENTS:
 Beginning of year                                                         10,063                 7,828                17,387
                                                                     -------------         -------------         -------------
 End of year                                                         $     18,707          $     10,063          $      7,828
                                                                     =============         =============         =============
Supplementary Disclosure of Cash Flow Information:
 Cash paid to (received from) affiliates for:
   Federal income taxes                                              $      4,245          $      2,749          $     (1,812)
   Interest                                                                   148                   494                   440







See notes to financial statements.

ML LIFE INSURANCE COMPANY OF NEW YORK
(A wholly-owned subsidiary of Merrill Lynch Insurance Group,Inc.)

NOTES TO FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)

NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Description of Business: ML Life Insurance Company of New York (the "Company") is a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc. ("MLIG"). The Company is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co.").

 The Company sells non-participating life insurance and annuity products primarily variable life insurance, variable annuities, market value adjusted annuities and immediate annuities. The Company is licensed to sell insurance in nine states; however, it currently limits its marketing activities to the State of New York. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a wholly-owned broker-dealer subsidiary of Merrill Lynch & Co.

 Basis of Reporting: The accompanying financial statements have been prepared in conformity with generally accepted accounting principles and prevailing industry practices, both of which require management to make estimates that affect the reported amounts and disclosure of contingencies in the financial statements. Actual results could differ from those estimates.

 For the purpose of reporting cash flows, cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less.

 Revenue Recognition: Revenues for the Company's interest-sensitive life, interest-sensitive annuity, variable life and variable annuity products consist of policy charges for the mortality risk and cost of insurance, deferred sales charges, policy administration charges and/or withdrawal charges assessed against policyholders' account balances during the period.

 Investments: The Company's investments in fixed maturity and equity securities are classified as available-for-sale and are carried at estimated fair value with unrealized gains and losses included in stockholder's equity as a component of accumulated other comprehensive loss, net of tax. If a decline in value of a security is determined by management to be other-than-temporary, the carrying value is adjusted to the estimated fair value at the date of this determination and recorded as net realized investment gains (losses).

 For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Realized gains and losses on the sale or maturity of the investments are determined on the basis of specific identification.

 Certain fixed maturity securities are considered non-investment grade. The Company defines non-investment grade fixed maturity securities as unsecured debt obligations that do not have a rating equivalent to Standard and Poor's (or similar rating agency)
 BBB- or higher.

 All outstanding mortgage loans were repaid during 1997. The Company recognized income from mortgage loans based on the cash payment interest rate of the loan, which may have been different from the accrual interest rate of the loan for certain mortgage loans. The Company recognized a realized gain at the date of the satisfaction of the loan at contractual terms for loans where there was a difference between the cash payment interest rate and the accrual interest rate. For all loans, the Company stopped accruing income when an interest payment default either occurred or was probable. Impairments of mortgage loans were established as valuation allowances and recorded to net realized investment gains or losses.

 Policy loans on insurance contracts are stated at unpaid principal balances.

 Deferred Policy Acquisition Costs: Policy acquisition costs for life and annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of deferred policy acquisition costs.

 Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Certain costs and expenses reported in the statements of earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing in-force policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

 The Company has entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-year period using an effective interest rate of 7.5%. This reinsurance agreement provides for payment of contingent ceding commissions based upon the persistency and mortality experience of the insurance contracts assumed. Any payments made for the contingent ceding commissions will be capitalized and amortized using an identical methodology as that used for the initial acquisition costs. The following is a reconciliation of the acquisition costs related to the reinsurance agreement for the years ended December 31:

                                     1998             1997             1996
                                 ------------     ------------     ------------
Beginning balance                $    16,550      $    17,151      $    17,654
Capitalized amounts                      691              577              577
Interest accrued                       1,241            1,651            1,566
Amortization                          (5,698)          (2,829)          (2,646)
                                 ------------     ------------     ------------
Ending balance                   $    12,784      $    16,550      $    17,151
                                 ============     ============     ============

 The following table presents the expected amortization, net of interest accrued, of these deferred acquisition costs over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits on the reinsured policies.

                        1999  $905
                        2000  $785
                        2001  $747
                        2002  $712
                        2003  $700


 Separate Accounts: Separate Accounts are established in conformity with New York State Insurance Law, the Company's domiciliary state, and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to general claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities.

 Net investment income and net realized and unrealized gains
 (losses) attributable to Separate Accounts assets accrue directly to the policyholder and are not reported as revenue in the Company's Statement of Earnings.

 Assets and liabilities of Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of policyholders, are shown as separate captions in the balance sheets.

 Policyholders' Account Balances: Liabilities for the Company's universal life type contracts, including its life insurance and annuity products, are equal to the full accumulation value of such contracts as of the valuation date plus deficiency reserves for certain products. Interest-crediting rates for the Company's fixed-rate products are as follows:

 Interest-sensitive life products        4.00% -  5.00%
 Interest-sensitive deferred annuities   3.70% -  8.23%
 Immediate annuities                     3.00% - 10.00%

 These rates may be changed at the option of the Company, subject to minimum guarantees, after initial guaranteed rates expire.

 Claims and Claims Settlement Expenses: For life insurance products, the liability equals the death benefit for claims that have been reported to the Company and an estimate based
 upon prior experience for unreported claims.   For annuity
 products, the liability equals the guaranteed minimum death benefit reserve.

 Income Taxes: The results of operations of the Company are included in the consolidated Federal income tax return of Merrill Lynch & Co. The Company has entered into a tax-sharing agreement with Merrill Lynch & Co. whereby the Company will calculate its current tax provision based on its operations. Under the agreement, the Company periodically remits to Merrill Lynch & Co. its current federal tax liability.

 The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the financial statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period such changes are enacted. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

 Insurance companies are generally subject to taxes on premiums and in substantially all states are exempt from state income taxes.

 Accounting Pronouncements: During 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". This pronouncement requires a Company to present disaggregated information based on the internal segments used in managing its business. Adoption did not impact the Company's financial position or results of operations, but it did affect the presentation of the Company's disclosures (See note 9).

 In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and for Hedging Activities". This pronouncement will be effective for annual periods beginning after June 15, 1999. Adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

NOTE 2.   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

 Financial instruments are carried at fair value or amounts that approximate fair value. The carrying value of financial instruments as of December 31 were:

                                                  1998            1997
                                              ------------    ------------
  Assets:
   Fixed maturity securities (1)              $   200,681     $   255,958
   Equity securities (1)                           13,718           5,029
   Policy loans on insurance contracts (2)         88,083          88,163
   Cash and cash equivalents (3)                   18,707          10,063
   Separate Accounts assets (4)                   887,170         739,712
                                              ------------    ------------
  Total financial instruments                 $ 1,208,359     $ 1,098,925
                                              ============    ============

 (1) For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow model, including provision for credit risk, based upon the assumption that such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value, having an amortized cost of $33,427 and $47,064, had an estimated fair value of $33,879 and $48,188, respectively.

 (2) The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

 (3) The estimated fair value of cash and cash equivalents approximates the carrying value.

 (4) Assets held in Separate Accounts are carried at quoted market values.

NOTE 3:   INVESTMENTS

 The amortized cost and estimated fair value of investments in fixed maturity and equity securities as of December 31 were:

                                                                            1998
                                              ------------------------------------------------------------------
                                                 Cost /             Gross            Gross           Estimated
                                               Amortized          Unrealized       Unrealized          Fair
                                                 Cost               Gains            Losses            Value
                                              ------------      ------------      ------------      ------------
  Fixed maturity securities:
   Corporate debt securities                  $   159,421       $     3,404       $     1,224       $   161,601
   Mortgage-backed securities                      13,258               443                54            13,646
   U.S. government and agencies                    22,912               869                48            23,734
   Foreign governments                              1,997                 -               297             1,700
                                              ------------      ------------      ------------      ------------
     Total fixed maturity securities          $   197,588       $     4,716       $     1,623       $   200,681
                                              ============      ============      ============      ============
  Equity securities:
   Non-redeemable preferred stocks            $    13,361       $        58       $       257       $    13,162
   Common stocks                                    1,323                 -               767               556
                                              ------------      ------------      ------------      ------------
     Total equity securities                  $    14,684       $        58       $     1,024       $    13,718
                                              ============      ============      ============      ============

                                                                            1997
                                              ------------------------------------------------------------------
                                                 Cost /            Gross             Gross           Estimated
                                                Amortized        Unrealized        Unrealized          Fair
                                                  Cost             Gains             Losses            Value
                                              ------------      ------------      ------------      ------------
  Fixed maturity securities:
   Corporate debt securities                  $   198,266       $     4,595       $       777       $   202,084
   Mortgage-backed securities                      34,726             1,135                 5            35,856
   U.S. government and agencies                    13,593               268                11            13,850
   Municipals                                       2,090                90                 -             2,180
   Foreign governments                              2,020                 -                32             1,988
                                              ------------      ------------      ------------      ------------
     Total fixed maturity securities          $   250,695       $     6,088       $       825       $   255,958
                                              ============      ============      ============      ============
  Equity securities:
   Non-redeemable preferred stocks            $     4,507       $         -       $        34       $     4,473
   Common stocks                                    1,323                 -               767               556
                                              ------------      ------------      ------------      ------------
     Total equity securities                  $     5,830       $         -       $       801       $     5,029
                                              ============      ============      ============      ============

 The amortized cost and estimated fair value of fixed maturity securities at December 31, 1998 by contractual maturity were:

                                                                Estimated
                                               Amortized          Fair
                                                  Cost            Value
                                              -----------      -----------
  Fixed maturity securities:
   Due in one year or less                    $   30,410       $   29,997
   Due after one year through five years          79,961           81,584
   Due after five years through ten years         47,930           48,689
   Due after ten years                            26,029           26,765
                                              -----------      -----------
                                                 184,330          187,035
   Mortgage-backed securities                     13,258           13,646
                                              -----------      -----------
   Total fixed maturity securities            $  197,588       $  200,681
                                              ===========      ===========

 Fixed maturity securities not due at a single maturity date have been included in the preceding table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penelties.

 The amortized cost and estimated fair value of fixed maturity securities at December 31, 1998 by rating agency equivalent were:

                                                                Estimated
                                              Amortized           Fair
                                                 Cost             Value
                                              -----------      -----------

  AAA                                         $   53,959       $   55,431
  AA                                               5,484            5,515
  A                                               53,720           54,593
  BBB                                             74,577           76,069
  Non-investment grade                             9,848            9,073
                                              -----------      -----------
   Total fixed maturity securities            $  197,588       $  200,681
                                              ===========      ===========

 The Company has recorded certain adjustments to deferred policy acquisition costs and policyholders' account balances in conjunction with investments classified as available-for-sale. The Company adjusts those assets and liabilities as if the unrealized investment gains or losses from available-for-sale investments had actually been realized, with corresponding credits or charges reported in stockholder's equity as a component of accumulated other comprehensive loss, net of taxes. The following reconciles net unrealized investment gains (losses) on available-for-sale investments as of December 31:

                                                         1998          1997
                                                     -----------   -----------
  Assets:
   Fixed maturity securities                         $    3,093    $    5,263
   Equity securities                                       (966)         (801)
                                                     -----------   -----------
                                                          2,127         4,462
                                                     -----------   -----------
  Liabilities:
   Policyholders' account balances                        3,615         5,032
   Federal income taxes - deferred                         (521)         (200)
                                                     -----------   -----------
                                                          3,094         4,832
                                                     -----------   -----------
  Stockholder's equity:
   Accumulated other comprehensive loss              $     (967)   $     (370)
                                                     ===========   ===========

 Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended
 December 31 were:

                                          1998           1997          1996
                                       -----------   -----------   -----------
  Proceeds                             $  102,967    $   88,882    $  155,645
  Gross realized investment gains           2,096         4,077         2,677
  Gross realized investment losses          4,094         2,130           508


 The company owned investment securities of $1,104 and $1,076 that were deposited with insurance regulatory authorities at December 31, 1998 and 1997, respectively.

 Net investment income arose from the following sources for the years ended December 31:

                                               1998        1997         1996
                                           -----------  -----------  -----------

  Fixed maturity securities                $   16,244   $   19,815   $   22,153
  Equity securities                               734          761          183
  Mortgage loans                                    -           81          388
  Policy loans on insurance contracts           4,316        4,333        4,133
  Cash and cash equivalents                       761        1,293        1,559
  Other                                            29           65            -
                                           -----------  -----------  -----------
  Gross investment income                      22,084       26,348       28,416
  Less investment expenses                       (535)        (883)        (896)
                                           -----------  -----------  -----------
  Net investment income                    $   21,549   $   25,465   $   27,520
                                           ===========  ===========  ===========

 Net realized investment gains (losses), including changes in valuation allowances, for the years ended December 31:

                                               1998         1997         1996
                                           -----------  -----------  -----------
  Fixed maturity securities                $   (1,944)  $   (1,268)  $      657
  Equity securities                               (54)       3,215        1,512
                                           -----------  -----------  -----------
  Net realized investment gains (losses)   $   (1,998)  $    1,947   $    2,169
                                           ===========  ===========  ===========

NOTE 4:   FEDERAL INCOME TAXES

 The following is a reconciliation of the provision for income taxes based on earnings before federal income taxes, computed using the Federal statutory tax rate, with the provision for income taxes for the years ended December 31:

                                               1998         1997        1996
                                           -----------  -----------  -----------
  Provision for income taxes computed at
   Federal statutory rate                  $    2,325   $    5,133   $    4,833
  State corporate income taxes                      -            -          (10)
  Decrease in income taxes resulting from:
     Dividend received deduction                 (300)        (160)        (235)
     Foreign tax credit                          (153)           -            -
     Other                                          -            -            2
                                           -----------  -----------  -----------
       Federal income tax provision        $    1,872   $    4,973   $    4,590
                                           ===========  ===========  ===========

 The Federal statutory rate for each of the three years in the period ended December 31, 1998 was 35%.

 The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each are as follows:

                                                         1998              1997              1996
                                                      -----------       -----------       -----------
  Deferred policy acquisition costs                   $     (158)       $      315        $     (259)
   Policyholders' account balances                          (659)             (140)            4,053
   Liability for guaranty fund assessments                     -               (50)               50
   Investment adjustments                                   (629)            1,943               642
   Other                                                     (19)                -                 2
                                                      -----------       -----------       -----------
  Deferred Federal income tax provision (benefit)     $   (1,465)       $    2,068        $    4,488
                                                      ===========       ===========       ===========

 Deferred tax assets and liabilities as of December 31 are determined as follows:

                                                 1998             1997
                                             -----------      -----------
  Deferred tax assets:
   Policyholders' account balances           $    5,023       $    4,364
   Investment adjustments                           625               (4)
   Net unrealized investment loss                   521              200
   Other                                             19                -
                                             -----------      -----------
      Total deferred tax assets                   6,188            4,560
                                             -----------      -----------

  Deferred tax liabilities:
   Deferred policy acquisition costs              6,307            6,465
                                             -----------      -----------
      Net deferred tax liability             $      119       $    1,905
                                             ===========      ===========

 The Company anticipates that all deferred tax assets will be realized, therefore no valuation allowance has been provided.

NOTE 5:   REINSURANCE

 In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on a single life.

 Indemnity reinsurance agreements do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company holds collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $154 that can be drawn upon for delinquent reinsurance recoverables.

 As of December 31, 1998, the Company had the following life insurance in-force:

                                                                                                              Percentage
                                                       Ceded to           Assumed                             of amount
                                      Gross              other           from other          Net              assumed to
                                      amount           companies         companies          amount               net
                                    -----------       -----------       -----------       -----------        -----------
    Life insurance
        in force                    $   900,964       $   159,582       $ 1,116,951       $ 1,858,333               60%

NOTE 6:  RELATED PARTY TRANSACTIONS

 The Company and MLIG are parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG, in relation to this service agreement, are reimbursed by the Company on an allocated cost basis. Charges billed to the Company by MLIG pursuant to the agreement were $4,767, $4,305 and $4,258 for 1998, 1997 and 1996 respectively. The Company is allocated interest expense on its accounts payable to MLIG that approximates the daily Federal funds rate. Total intercompany interest paid was $69, $64 and $74 for 1998, 1997 and 1996, respectively.

 The Company and Merrill Lynch Asset Management, LP ("MLAM") are parties to a service agreement whereby MLAM has agreed to provide certain invested asset management services to the Company. The Company pays a fee to MLAM for these services through the MLIG service agreement. Charges attributable to this agreement and allocated to the Company by MLIG were $157, $159 and $186 for 1998, 1997 and 1996, respectively.

 The Company has a general agency agreement with Merrill Lynch Life Agency Inc. ("MLLA") whereby registered representatives of MLPF&S, who are the Company's licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA is paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $3,798, $4,130 and $1,334 for 1998, 1997 and 1996, respectively. Substantially all of these commissions were capitalized as deferred policy acquisitions costs and are being amortized in accordance with the policy discussed in Note 1.

 In connection with the acquisition of a block of variable life insurance business from Monarch Life Insurance Company ("Monarch Life"), the Company borrowed funds from Merrill Lynch & Co. to partially finance the transaction. As of December 31, 1998 and 1997, the outstanding loan balance was $434 and $1,156, respectively. Repayments made on this loan during 1998 and 1997 were $722 and $1,919, respectively. There were no repayments made during 1996. Loan interest was calculated at LIBOR plus 150 basis points. Intercompany interest paid during 1998, 1997 and 1996 was $79, $359 and $366, respectively.

 Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party's representations and contractual obligations thereunder.

NOTE 7:   STOCKHOLDER'S EQUITY AND STATUTORY REGULATIONS

 Notice of intention to declare a dividend must be filed with the New York Superintendent of Insurance who may disallow the payment. During 1998, no dividend request was filed. During 1997 and 1996, the Company paid dividends of $15,000 and $35,000, respectively, to MLIG. Statutory capital and surplus at December 31, 1998 and 1997, was $55,851 and $51,080,
 respectively.

 Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices primarily differ from the principals utilized in these financial statements by charging policy acquisition costs to expense as incurred, establishing future policy benefit reserves using different actuarial assumptions, not providing for deferred income taxes and valuing securities on a different basis. The Company's statutory net income for 1998, 1997 and 1996 was $5,405, $9,888 and $12,884, respectively.

 The National Association of Insurance Commissioners ("NAIC") utilizes the Risk Based Capital ("RBC") adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should have based upon that company's risk profile. As of December 31, 1998, and 1997, based on the RBC formula, the Company's total adjusted capital level was 761% and 649%, respectively, of the minimum amount of capital required to avoid regulatory action.

 In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of New York will require adoption of Codification for the preparation of statutory financial statements.
 Codification is not expected to have a material impact on the Company's capital requirements or statutory financial statements.

NOTE 8:   COMMITMENTS AND CONTINGENCIES

 State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of policyholders from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's policyholder obligations (within specified limits). Based upon the public information available at this time, management believes the Company has no material financial obligations to state guaranty associations.

 In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

NOTE 9.   SEGMENT INFORMATION

 In reporting to management, the Company's operating results are categorized into two business segments: Life Insurance and Annuities. The Company's Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The Company's Annuity segment consists of variable annuities and interest-sensitive annuities.

 The Company's organization is structured in accordance with its two business segments. Each segment has its own administrative service center that provides product support to the Company and customer service support to the Company's policyholders. Additionally, the marketing and sales management functions, within MLIG, are organized according to these two business segments.

 The accounting policies of the business segments are the same as those described in the summary of significant accounting policies. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management.

 The "Other" category, presented in the following segment financial information, represents assets and related earnings that do not support policyholder liabilities.

 The following table summarizes each business segment's contribution to the consolidated amounts:

                                                 Life
 1998                                          Insurance        Annuities          Other            Total
--------                                      -----------      -----------      -----------      -----------
  Net interest spread (a)                     $      789       $    3,876       $    3,052       $    7,717
  Other revenues                                   8,472            5,377             (363)          13,486
                                              -----------      -----------      -----------      -----------
  Net revenues                                     9,261            9,253            2,689           21,203
                                              -----------      -----------      -----------      -----------

  Policy benefits                                  1,570               60                -            1,630
  Reinsurance premium ceded                        1,705                -                -            1,705
  DAC amortization                                 3,571            2,188                -            5,759
  Other non-interest expenses                      1,973            3,494                -            5,467
                                              -----------      -----------      -----------      -----------
  Total non-interest expenses                      8,819            5,742                -           14,561
                                              -----------      -----------      -----------      -----------
  Net earnings before Federal income
      tax provision (benefit)                        442            3,511            2,689            6,642
  Income tax expense (benefit)                        (7)             938              941            1,872
                                              -----------      -----------      -----------      -----------
  Net earnings                                $      449       $    2,573       $    1,748       $    4,770
                                              ===========      ===========      ===========      ===========
  Balance Sheet Information:

  Total assets                                $  481,305        $ 720,478        $  46,182       $1,247,965
  Deferred policy acquisition costs           $   15,325        $  14,417        $       -       $   29,742
  Policy liabilities and accruals             $  103,926        $ 168,306        $       -       $  272,232
  Other policyholder funds                    $    1,319        $       -        $     464       $    1,783

                                                 Life
 1997                                          Insurance         Annuities          Other            Total
--------                                      -----------       -----------      -----------      -----------
  Net interest spread (a)                     $    1,399        $    6,060       $    3,474       $   10,933
  Other revenues                                   7,759             7,172               80           15,011
                                              -----------       -----------      -----------      -----------
  Net revenues                                     9,158            13,232            3,554           25,944
                                              -----------       -----------      -----------      -----------

  Policy benefits                                    781                 -                -              781
  Reinsurance premium ceded                        1,584                 -                -            1,584
  DAC amortization                                 1,992             2,127                -            4,119
  Other non-interest expenses                      1,747             3,048                -            4,795
                                              -----------       -----------      -----------      -----------
  Total non-interest expenses                      6,104             5,175                -           11,279
                                              -----------       -----------      -----------      -----------
  Net earnings before Federal income
      tax provision                                3,054             8,057            3,554           14,665
  Income tax expense                                 987             2,742            1,244            4,973
                                              -----------       -----------      -----------      -----------
  Net earnings                                $    2,067       $     5,315       $    2,310       $    9,692
                                              ===========       ===========      ===========      ===========
  Balance Sheet Information:

  Total assets                                $  456,240       $   635,673       $   46,668       $1,138,581
  Deferred policy acquisition costs           $   17,506       $    12,900       $        -       $   30,406
  Policy liabilities and accruals             $  103,677       $   205,663       $        -       $  309,340
  Other policyholder funds                    $      974       $         -       $      967       $    1,941

                                                 Life
 1996                                          Insurance        Annuities          Other            Total
--------                                      -----------      -----------      -----------      ------------
  Net interest spread (a)                     $    1,400       $    5,721       $    3,813       $    10,934
  Other revenues                                   7,680            6,431               17            14,128
                                              -----------      -----------      -----------      ------------
  Net revenues                                     9,080           12,152            3,830            25,062
                                              -----------      -----------      -----------      ------------

  Policy benefits                                  1,311                -                -             1,311
  Reinsurance premium ceded                        1,262                -                -             1,262
  DAC amortization                                 1,736            2,048                -             3,784
  Other non-interest expenses                      1,755            3,141                -             4,896
                                              -----------      -----------      -----------      ------------
  Total non-interest expenses                      6,064            5,189                -            11,253
                                              -----------      -----------      -----------      ------------
  Net earnings before Federal income
      tax provision                                3,016            6,963            3,830            13,809
  Income tax expense                                 923            2,335            1,332             4,590
                                              -----------      -----------      -----------      ------------
  Net earnings                                $    2,093       $    4,628       $    2,498       $     9,219
                                              ===========      ===========      ===========      ============
  Balance Sheet Information:

  Total assets                                $  429,330       $  534,376       $   44,361       $ 1,008,067
  Deferred policy acquisition costs           $   18,213       $   11,059       $        -       $    29,272
  Policy liabilities and accruals             $  101,689       $  219,450       $        -       $   321,139
  Other policyholder funds                    $      994       $        -       $      166       $     1,160

 (a) Management considers investment income net of interest credited to policyholders' account balances in evaluating results.

 The table below summarizes the Company's net revenues by product for 1998, 1997, and 1996:

                                                 1998             1997             1996
                                              -----------      -----------      ----------
  Life Insurance
       Variable Life                          $    9,045       $    8,828       $   8,790
       Interest-sensitive whole life                 216              330             290
                                              -----------      -----------      ----------
       Total Life Insurance                        9,261            9,158           9,080
                                              -----------      -----------      ----------
  Annuities
       Variable annuities                          6,240            4,673           3,602
       Interest-sensitive annuities                3,013            8,559           8,550
                                              -----------      -----------      ----------
       Total Annuities                             9,253           13,232          12,152
                                              -----------      -----------      ----------
  Other                                            2,689            3,554           3,830
                                              -----------      -----------      ----------
  Total                                       $   21,203       $   25,944       $  25,062
                                              ===========      ===========      ==========